                                 June 30, 1999

                          ANNUAL REPORT TO SHAREHOLDERS
                                       OF

                                     FIRST
                                     FUNDS

                                     [PHOTO]



                               FIRST
                               TENNESSE
                               Investment Adviser

[LOGO]

-------------------------------------------------------------------------------
LETTER FROM THE PRESIDENT
-------------------------------------------------------------------------------

Dear Shareholder:

In the First Funds Annual Report, you can learn about the financial markets and the impact on the Portfolios over the past 12 months for the period ended June 30, 1999. For each Portfolio we reveal our current strategy, current outlook, mutual fund characteristics, and performance results. We have also listed the financial highlights for each portfolio and the holdings for each portfolio.

As we look back, the third quarter of 1998 marked the worst stock market performance since the second quarter of 1990. The financial markets were full of global turmoil as Russia devalued their currency and defaulted on their debt. Japan too faced problems as they registered their third consecutive quarter of negative growth. Bonds, especially Treasuries, performed well as investors sought a safe haven. The Federal Reserve eased monetary policy during the quarter by lowering interest rates.

The Fed lowered interest rates two more times during the fourth quarter of 1998. In fact, rates fell worldwide. The stock market had a remarkable turnaround from the previous quarter which led to another strong market the following quarter.

Equities rose during the first quarter of 1999 despite the escalating crisis in Kosovo. U.S. domestic growth, manufacturing, sales, tight labor markets, low lending rates, and low inflation boosted the stock market. Bond yields increased during this time which led to poor bond market performance.

The stock market continued its good returns as the second quarter of this year again showed domestic strength. This was also factored in the bond market where yields rose and fixed income securities suffered as a result. The Federal Reserve raised the Fed Funds interest rate by .25% on the last day of the quarter.

Enjoy learning more in our Annual Report and if you have any questions or need any other information please don't hesitate to call on us at 1-800-442-1941. You can also visit our web site at www.firstfunds.com for daily prices, quarterly commentaries and more.

Thank you for choosing First Funds to help you reach your financial goals.

Sincerely,

/s/ Richard C. Rantzow

Richard C. Rantzow
President

  FIRST FUNDS

  - Are NOT insured by the FDIC or
    any other governmental agency.
  - Are NOT bank deposits or other
    obligations of or guaranteed by
    First Tennessee Bank National
    Association or any of its affiliates.
  - Involve investment risks, including
    the possible loss of the principal
    amount invested.


----------------------------------------------------------------------------  I

-------------------------------------------------------------------------------
FIRST FUNDS GROWTH & INCOME PORTFOLIO
-------------------------------------------------------------------------------

[PHOTO]

GROWTH & INCOME PORTFOLIO MANAGERS
EDWARD GOLDSTEIN AND DAVID THOMPSON, CFA

Mr. Goldstein is Managing Director of Memphis, Tennessee-based Highland Capital Management Corp., sub-adviser to the Portfolio. A 1971 graduate of Boston University, he went on to receive his MBA from Columbia University in 1976. Joining Goldman, Sachs & Company in New York in 1976, he became a vice president in the international department with responsibility for Japan, the Middle East and Latin America. Mr. Goldstein joined Highland Capital in 1989, and has been Portfolio Manager for the Portfolio since 1994.

Mr. Thompson is Senior Vice President with Highland Capital Management Corp. and is a Chartered Financial Analyst. After graduating from the University of Mississippi in 1981, he worked as an analyst for Gulf Oil for three years, then went on to receive his MBA from the University of North Carolina in 1986. With nine years of experience managing both individual and institutional investment portfolios at major regional banks, Mr. Thompson joined Highland Capital's equity team in 1995.


YEAR IN REVIEW-----------------------------------------------------------------

PERFORMANCE

For the year ended June 30, 1999, the First Funds Growth & Income Portfolio, Class I, II and III, returned 25.69%, 18.10%, and 23.35% respectively, net of fees and sales charges, versus 21.87% for the S&P 500.

MARKET REVIEW

The market again rewarded equity investors over the past 12 months ended June 30, 1999. As was the case in the preceding 12-month period, the stock market had both ups and downs.

The third quarter of 1998 saw the market turn in its worst performance (S&P 500 down 9.95%). Just as rapidly as the stock market declined in the third quarter, the market recovered in the fourth quarter of 1998 with the S&P 500 gaining 21.4%. The catalyst for this performance was the lowering of interest rates three times in the quarter by the Federal Reserve.

COMPARISON OF THE CHANGE IN VALUE OF A $750,000 INVESTMENT IN THE FIRST FUNDS GROWTH & INCOME PORTFOLIO (CLASS I) AND THE S&P 500.

    [GRAPH]
   $2,652,481
   $2,577,135

PLEASE NOTE: CLASS I INCEPTION IS AUGUST 2, 1993. MINIMUM INVESTMENT FOR CLASS I IS $750,000. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.*


II ----------------------------------------------------------------------------

-------------------------------------------------------------------------------
FIRST FUNDS GROWTH & INCOME PORTFOLIO
-------------------------------------------------------------------------------

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FIRST FUNDS GROWTH & INCOME PORTFOLIO (CLASS II) AND THE S&P 500.

    [GRAPH]
    $23,909
    $23,041

PLEASE NOTE: CLASS II INCEPTION IS DECEMBER 20, 1995. CLASS II IS SUBJECT TO A MAXIMUM INITIAL FRONT-END SALES LOAD OF 5.75% AND $9,425 IS THE NET INITIAL INVESTMENT AFTER THE SALES LOAD IS DEDUCTED. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.*

In the first quarter of 1999 the stock market rose again. However, subtle shifts developed in the market during the first quarter as cyclical and value stocks began to outperform the larger cap growth stocks that had propelled this bull market for so long. Small cap stocks also began to participate in the rally. The second quarter of 1999 saw a continuation of the market's strength spreading to other segments of the market, including international markets.

PORTFOLIO UPDATE

The Portfolio continues to be overweighted in the financial, health care and communication sectors. Pharmaceuticals have not performed particularly well of late due to potential impacts of a prescription benefit being added to Medicare.

The financial sector has not performed up to the market's levels, yet a number of our financial holdings have performed well. Valuations for financial stocks are very attractive as a number of our financial stocks are selling at 30% discounts to the market.

The communications sector has benefited from consolidation coupled with strong earnings growth registered by a number of the companies such as MCI WorldCom. This sector has benefited from the surge in internet usage and offers a means to invest in the growth of the internet without the inherent risk in owning pure internet stocks.


[CHART]

Growth & Income Portfolio
Investment Profile as of June 30, 1999

Capital Goods                      2.9%
Communication Services            15.2%
Consumer Cyclicals                 5.7%
Consumer Staples                   9.9%
Energy                             6.9%
Finance & Insurance               24.3%
Health Care                       14.9%
Technology                        12.0%
Short-Term Investments             8.2%

CURRENT STRATEGY AND OUTLOOK

We favor many of the same stocks and sectors that we have owned for the past several years due to favorable fundamentals and earnings. We believe that as the earnings of our stocks exceed that of the overall market, our stocks in aggregate should outperform the market. While the stocks in the Portfolio have superior growth rates relative to the market, our price to earnings ratio is only slightly higher than the price to earnings ratio for the market.


---------------------------------------------------------------------------- III

-------------------------------------------------------------------------------
FIRST FUNDS GROWTH & INCOME PORTFOLIO
-------------------------------------------------------------------------------

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FIRST FUNDS GROWTH & INCOME PORTFOLIO (CLASS III) AND THE S&P 500.

    [GRAPH]
    $32,962
    $31,763

PLEASE NOTE: CLASS III INCEPTION IS DECEMBER 9, 1993. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.*


We expect inflation to remain subdued for the balance of 1999 and we anticipate the economy slowing from its 4% plus pace early this year to a more sustainable 3% level in the second half of the year. One of the positive developments that has resulted from a stronger than expected economy has been an improvement in corporate earnings growth. At the beginning of 1999 we were expecting corporate earnings to grow in the 2-3% range. It now appears that with the strong U.S. economy and resurgence in parts of Southeast Asia, corporate profits could increase by 8% this year.

We expect the equity market to stay within a narrow trading range for the balance of 1999. With the market selling near 30 times earnings, there is little case to be made for expanding market valuations. Even though value and cyclical stocks have enjoyed a brief period of outperformance versus growth stocks, we would anticipate that growth stocks would again return to the forefront, especially given the potential of a slowing economy.

Earnings should be the drivers of individual stocks for the balance of the year. Volatility will continue, but the improving breadth of the market should help to alleviate the risk of a large-scale decline. In our portfolio management, we continue to place our emphasis on individual stock selection and focus on companies with superior earnings growth and attractive valuations.



      GROWTH & INCOME PORTFOLIO


               Cumulative            Average Annual
              Total Return*           Total Return*

                 SINCE                               SINCE
               INCEPTION    1 YEAR      5 YEAR     INCEPTION
-------------------------------------------------------------
CLASS I         253.65%     25.69%      26.90%      23.82%

CLASS II        230.06%     18.10%      25.17%      22.38%

CLASS III       231.92%     23.35%      25.49%      22.50%

S&P 500         244.85%     21.87%      27.66%      23.27%


*TOTAL RETURNS ARE FOR THE PERIOD ENDED JUNE 30, 1999 AND REFLECT REINVESTMENT OF ALL DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, ALL FEE WAIVERS IN EFFECT, AND ANY EXPENSE REIMBURSEMENTS. WITHOUT THE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, THE TOTAL RETURN FIGURES WOULD HAVE BEEN LOWER. FUND INCEPTION DATE IS
AUGUST 2, 1993. ON DECEMBER 9, 1993, THE PORTFOLIO COMMENCED SALES OF CLASS III SHARES, WHICH INCLUDE A HIGHER TRANSFER AGENCY FEE, A .75% DISTRIBUTION FEE AND A .25% SHAREHOLDER SERVICES FEE. PERFORMANCE INFORMATION PRIOR TO
DECEMBER 9,1993 FOR CLASS III SHARES IS BASED ON THE PERFORMANCE OF CLASS I SHARES AND DOES NOT REFLECT THE EFFECTS OF THESE FEES, WHICH, IF INCLUDED, WOULD LOWER CLASS III PERFORMANCE. QUOTATION OF CLASS III PERFORMANCE REFLECTS A 1% DEFERRED SALES LOAD APPLIED TO REDEMPTIONS MADE DURING THE FIRST YEAR AFTER PURCHASE. WITHOUT THIS LOAD, THE FIGURES QUOTED WOULD HAVE BEEN 24.35% FOR 1 YEAR. THE PORTFOLIO COMMENCED SALES OF CLASS II SHARES ON DECEMBER 20, 1995, WHICH INCLUDE A HIGHER TRANSFER AGENCY FEE AND A .25% SHAREHOLDER SERVICES FEE. CLASS II PERFORMANCE SHOWN IS BASED ON A MAXIMUM 5.75% INITIAL SALES CHARGE. PERFORMANCE INFORMATION FOR CLASS II SHARES PRIOR TO THEIR INCEPTION DATE IS BASED ON THE PERFORMANCE OF CLASS I SHARES AND DOES NOT REFLECT THE EFFECTS OF THESE FEES WHICH, IF INCLUDED, WOULD LOWER CLASS II PERFORMANCE. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.


IV  ---------------------------------------------------------------------------

-------------------------------------------------------------------------------
FIRST FUNDS CAPITAL APPRECIATION PORTFOLIO
-------------------------------------------------------------------------------

[PHOTO]

CAPITAL APPRECIATION PORTFOLIO MANAGEMENT TEAM

Curt D. McLeod is Vice President for IAI and joined the company in 1997. Previously, he worked as a portfolio manager for 11 years with Piper Jaffray Companies. Mr. McLeod is a Chartered Financial Analyst and has a Bachelor of Arts in finance from the University of St. Thomas.

Scott Billeadeau is Vice President for IAI and joined the company in 1999. Prior to joining IAI he was a senior portfolio manager for TradeStreet Investment Associates, Inc. Mr. Billeadeau is a Chartered Financial Analyst and has an Economics degree from Princeton University.

Robert E. Scott is Vice President for IAI and joined the company in 1994. Previously Mr. Scott was a research specialist for the American Embassy in Tokyo, Japan. He is a Chartered Financial Analyst and graduated from Harvard University.

Robert J. Mlnarik is Vice President for IAI. He joined the company in 1996 and prior to that was a Major in the United States Marine Corps. Mr. Mlnarik graduated from the University of Michigan with a Bachelor of Science degree.

YEAR IN REVIEW-----------------------------------------------------------------

PERFORMANCE

For the year ended June 30, 1999, the Capital Appreciation Portfolio declined 2.16%, 7.93%, and 4.19% for Class I, II and III shares, respectively, net of fees and sales charges. The Russell 2500 Growth Index returned 12.71% over the same period.



MARKET REVIEW

The domestic economy continues to generate better than expected growth. Consumer spending has remained strong as individuals received record tax refunds. The strong economy has resulted in very good earnings growth for corporate America.

Inflation has remained low over the last year as measured by the modest consumer price index level. Although the Federal Reserve recently raised short term

COMPARISON OF THE CHANGE IN VALUE OF A $750,000 INVESTMENT IN THE FIRST FUNDS CAPITAL APPRECIATION PORTFOLIO (CLASS I) AND THE RUSSELL 2500 GROWTH INDEX.

    [GRAPH]
   $882,642
   $788,135

PLEASE NOTE: CLASS I INCEPTION IS SEPTEMBER 2, 1997. MINIMUM INVESTMENT FOR CLASS I IS $750,000. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.*


----------------------------------------------------------------------------  V

-------------------------------------------------------------------------------
FIRST FUNDS CAPITAL APPRECIATION PORTFOLIO
-------------------------------------------------------------------------------

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FIRST FUNDS CAPITAL APPRECIATION PORTFOLIO (CLASS II) AND THE RUSSELL 2500 GROWTH INDEX.

    [GRAPH]
   $10,992
    $9,941

PLEASE NOTE: CLASS II INCEPTION IS OCTOBER 2, 1997. CLASS II IS SUBJECT TO A MAXIMUM INITIAL FRONT-END SALES LOAD OF 5.75% AND $9,425 IS THE NET INITIAL INVESTMENT AFTER THE SALES LOAD IS DEDUCTED. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.*

interest rates, overall interest rates are at approximately the same level seen a year ago. The Fed has also signaled its neutral stance in raising interest rates again in the near future. Against this backdrop of strong economic growth, low inflation and moderate interest rates, it is no surprise that several stock market averages have recently hit all time highs.

Market volatility has increased over the last year. The markets sold off sharply last August only to come roaring back in September. Market participants view the increased level of volatility as a sign of increased risk in the stock market. This is one of the reasons investors have shied away from small cap stocks.

Over the last year, the large cap S&P 500 gained 22.75%. In contrast, the small cap Russell 2000 Index, climbed 1.50% in the 12 months ended June 30, 1999. Starting in April of this year and continuing through the end of June, small cap stocks rallied significantly versus large caps. For the three months ended June 30, 1999, the Russell 2000 Index rose 15.42% and the Portfolio participated in this rally.

PORTFOLIO UPDATE

The Portfolio continued to benefit from its holdings in the health care sector. Our stock selection within the sector combined with our overweighted position contributed positively to performance. Standout health care stocks included Xomed, Respironics, and First Commonwealth. First Commonwealth, a dental HMO, agreed to be purchased by Guardian Life.


[CHART]

Capital Appreciation Portfolio
Investment Profile as of June 30, 1999

Short-Term Investments            1.9%
Basic Materials                   0.9%
Capital Goods                     9.0%
Consumer Cyclicals               20.8%
Consumer Staples                 11.0%
Energy                            1.1%
Financial                        10.0%
Health Care                      15.0%
Technology                       26.0%
Transportation                    4.3%

Another strong performance area for the portfolio was the communications sector. Winners in this area included Pinnacle Holdings and Centennial Cellular. Both of these stocks were acquired this year. Within the consumer cyclicals, Nielsen Media Research and Catalina Marketing both turned in strong performance. Two areas that detracted from performance were the energy and technology sectors. Although oil prices


VI  ---------------------------------------------------------------------------

-------------------------------------------------------------------------------
FIRST FUNDS CAPITAL APPRECIATION PORTFOLIO
-------------------------------------------------------------------------------

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FIRST FUNDS CAPITAL APPRECIATION PORTFOLIO (CLASS III) AND THE RUSSELL 2500 GROWTH INDEX.

    [GRAPH]
    $10,992
     $9,797

PLEASE NOTE: CLASS III INCEPTION IS OCTOBER 2, 1997. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.*


have recovered in the last few months, energy stocks as a group were the worst performing stocks in the Russell 2500 Growth Index. The energy stocks within the portfolio lagged the return of those within the Index and fortunately the Portfolio has maintained a low exposure to the sector.

The biggest shortfall in performance occurred in the technology sector. Starting last November, internet-based stocks took off in speculation and drove the technology sector's performance. We have not owned the "pure" internet stocks (those that derive all of their business from the internet) for two main reasons. First, the pure internet stocks have no earnings and in fact some of them may never have earnings. And second, the valuations appear very high even as analysts invent new ways to value these companies.

CURRENT STRATEGY AND OUTLOOK

As noted above, we have recently seen stocks in the Portfolio acquired at premium prices. We do not know whether this merger and acquisition activity will continue, but it is a reflection of the inherent value in the Portfolio and in small cap stocks in general. This acquisition activity may be a catalyst to prolong the small cap rally that started in April. We will continue to execute our discipline, owning well-positioned companies with sustainable competitive advantages in stable, growing markets and we expect our companies to deliver strong earnings growth.


CAPITAL APPRECIATION PORTFOLIO


                    Cumulative          Average Annual
                   Total Return*         Total Return*

                     SINCE                         SINCE
                   INCEPTION       1 YEAR        INCEPTION
----------------------------------------------------------
CLASS I             5.08%         (2.16)%          2.76%

CLASS II           (6.20)%        (7.93)%         (3.61)%

CLASS III          (2.03)%        (4.19)%         (1.17)%

RUSSELL 2500
GROWTH INDEX
  CLASS I          17.69%         12.71%           9.29%
  CLASS II          9.93%         12.71%           5.56%
  CLASS III         9.93%         12.71%           5.56%


*TOTAL RETURNS ARE FOR THE PERIOD ENDED JUNE 30, 1999 AND REFLECT REINVESTMENT OF ALL DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, ALL FEE WAIVERS IN EFFECT AND ANY EXPENSE REIMBURSEMENTS. WITHOUT THE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, THE TOTAL RETURN FIGURES WOULD HAVE BEEN LOWER. CLASS I INCEPTION DATE IS SEPTEMBER 2, 1997. THE PORTFOLIO COMMENCED SALES OF CLASS II SHARES ON OCTOBER 2, 1997. THESE SHARES INCLUDE A HIGHER TRANSFER AGENCY FEE AND A .25% SHAREHOLDER SERVICES FEE. CLASS II PERFORMANCE SHOWN IS BASED ON A MAXIMUM 5.75% INITIAL SALES CHARGE. ON OCTOBER 2, 1997, THE PORTFOLIO COMMENCED SALES OF CLASS III SHARES, WHICH INCLUDE A HIGHER TRANSFER AGENCY FEE, A .75% DISTRIBUTION FEE AND A .25% SHAREHOLDER SERVICES FEE. QUOTATION OF CLASS III PERFORMANCE REFLECTS A 1% DEFERRED SALES LOAD APPLIED TO REDEMPTIONS MADE DURING THE FIRST YEAR AFTER PURCHASE. WITHOUT THIS LOAD, THE FIGURES QUOTED WOULD HAVE BEEN (3.03)% FOR 1 YEAR. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.


---------------------------------------------------------------------------- VII

-------------------------------------------------------------------------------
FIRST FUNDS BOND PORTFOLIO
-------------------------------------------------------------------------------

[PHOTO]

BOND PORTFOLIO MANAGERS
JAMES TURNER AND STEVEN WISHNIA

Mr. Turner is Senior Vice President with Highland Capital Management Corp., the sub-adviser to the Portfolio. A 1959 graduate of the U.S. Military Academy, he received a master's of science degree from Stanford University in 1964. Mr. Turner was a vice president in the Trust Investment Department of FirsTier Bank, N.A. in Omaha, Nebraska from 1979 through 1986. In 1986 he joined First Tennessee Investment Management, and was part of that group's merger with Highland Capital in 1994. He has managed/co-managed the Portfolio since 1993.

Mr. Wishnia is President of Highland Capital Management Corp. A 1972 graduate of Pace University, Mr. Wishnia was Treasurer of S.G. Securities, a closed-end mutual fund in Boston, MA from 1973 to 1975, prior to joining Highland Investment Corporation, the predecessor firm to Highland Capital. Mr. Wishnia was a co-founder of Highland Capital in 1987; he has co-managed the Portfolio since 1994.


YEAR IN REVIEW----------------------------------------------------------------

PERFORMANCE

For the year ended June 30, 1999, the Class I, II, and III shares of the First Funds Bond Portfolio, returned 2.04%, (1.96)%, and (0.06)% respectively, net of fees and sales charges, versus a return of 2.78% for the Lehman Brothers Government/Corporate Bond Index.

MARKET REVIEW

For the 12 months ended June 30, 1999, the first and second halves of the period have been markedly different in terms of the direction of interest rates. Rates fell substantially in the first half of the period and then rose in the second half of the period.

In the third and fourth quarters of 1998, bonds were responding to an international crisis triggered by Russia's default on billions of dollars worth of debt in August of last year. Concern spread rapidly throughout the global financial community and prompted a flight to safety, which forced interest rates down. Meanwhile,


COMPARISON OF THE CHANGE IN VALUE OF A $750,000 INVESTMENT IN THE FIRST FUNDS BOND PORTFOLIO (CLASS I) AND THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX.

    [GRAPH]
  $1,067,223
  $1,051,026

PLEASE NOTE: CLASS I INCEPTION IS AUGUST 2, 1993. MINIMUM INVESTMENT FOR CLASS I IS $750,000. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.*


VIII --------------------------------------------------------------------------

-------------------------------------------------------------------------------
FIRST FUNDS BOND PORTFOLIO
-------------------------------------------------------------------------------

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FIRST FUNDS BOND PORTFOLIO (CLASS II) AND THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX.

[GRAPH]
$12,261
$11,443

PLEASE NOTE: CLASS II INCEPTION IS DECEMBER 20, 1995. CLASS II IS SUBJECT TO A MAXIMUM FRONT-END INITIAL SALES LOAD OF 3.75% AND $9,625 IS THE NET INITIAL INVESTMENT AFTER THE SALES LOAD IS DEDUCTED. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.*

the Federal Reserve lowered short-term interest rates three times (a total of .75%) in order to restore stability.

The bond market shifted its focus to the brisk economy during the first half of 1999. Early in the year the Fed hinted that they might raise rates to offset their past decreases. Such comments plus relatively strong growth in the second quarter of 1999 set off a significant retrenchment in bonds. On June 30th, the Fed followed-up on their comments by increasing rates by a quarter of a percent. Meanwhile inflation, which is the real threat to bonds, has remained subdued throughout this period.

PORTFOLIO UPDATE

There were no significant shifts in sector allocations during the past 12 months. Exposure to government bonds, corporate bonds and cash increased by a combined total of only 2.6%. The mortgage position declined by the same amount to end the year at 1% of the Portfolio's holdings.

After turning in the poorest returns during the third and fourth quarters of 1998, rising interest rates gave mortgages new life in 1999 with a final return for the period of 4.01%. This rebound was due to the fact that early redemption risk was reduced because homeowners no longer found it attractive to refinance their existing mortgages. Governments were the next best performing sector with a return of 3.05%. Corporates lagged at 1.89%. However, the Portfolio benefited from being underweighted in long-term corporate bonds, the weakest performer at (1.06%) over the 12-month period.

[CHART]

Bond Portfolio
Investment Profile as of June 30, 1999

Money Market Mutual Funds              0.7%
Corporate Bonds                       62.8%
U.S. Government & Agency Obligations  35.7%
Mortgage-Backed Obligations            0.8%

Only modest changes occurred in the Portfolio's structure. Average maturity and duration declined slightly from 8.7 to 8.6 years and 5.6 to 5.4 years, respectively. Average credit quality remained the same at A+.


---------------------------------------------------------------------------- IX

-------------------------------------------------------------------------------
FIRST FUNDS BOND PORTFOLIO
-------------------------------------------------------------------------------

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FIRST FUNDS BOND PORTFOLIO (CLASS III) AND THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX.

    [GRAPH]
   $13,962
   $12,828

PLEASE NOTE: CLASS III INCEPTION IS DECEMBER 2, 1993. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.*

CURRENT STRATEGY AND OUTLOOK

The bond market is now focused on domestic and global growth. The Fed has suggested that a growth rate of our economy in excess of 3% could enable them to justify another interest rate increase. Current indicators reflect some slowing of growth domestically, but it still remains to be seen if it will be enough to prevent another Fed tightening as a preemptive measure against any material rise in inflation. Meanwhile, the global economy is recovering with the fastest growth appearing to come from Southeast Asia. If growth continues and spreads, our domestic inflation could be adversely affected.

With the market wary of the impact of future growth on inflation, the Portfolio reflects a moderately negative bias regarding the outlook for interest rates. With corporate bond returns having lagged last year, this suggests a potential for better future performance.

Yields of corporate bonds in relation to Treasuries are generous--a result of the recent large issuance of new corporate bonds which has caused a supply and demand imbalance. Such issuance is projected to decline going forward. And once the bulk of the new supply shrinks, corporate bonds will be better positioned to improve returns as compared to Treasuries. Thus, an overweighted position in the corporate sector appears justified.



BOND PORTFOLIO


                  Cumulative         Average Annual
                 Total Return*        Total Return*

                    SINCE                             SINCE
                  INCEPTION    1 YEAR    5 YEAR     INCEPTION
-------------------------------------------------------------
CLASS I            40.16%      2.04%      7.28%      5.88%

CLASS II           33.14%     (1.96)%     6.18%      4.96%

CLASS III          30.80%     (0.06)%     5.99%      4.65%

LEHMAN BROS.       42.32%      2.78%      7.77%      6.15%
GOV'T/CORP.
BOND INDEX


*TOTAL RETURNS ARE FOR THE PERIOD ENDED JUNE 30, 1999 AND REFLECT REINVESTMENT OF ALL DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, ALL FEE WAIVERS IN EFFECT AND ANY EXPENSE REIMBURSEMENTS. WITHOUT THE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, THE TOTAL RETURN FIGURES WOULD HAVE BEEN LOWER. FUND INCEPTION DATE IS AUGUST 2, 1993. ON DECEMBER 2, 1993, THE PORTFOLIO COMMENCED SALES OF CLASS III SHARES, WHICH INCLUDE A HIGHER TRANSFER AGENCY FEE, A .75% DISTRIBUTION FEE AND A .25% SHAREHOLDER SERVICES FEE. PERFORMANCE INFORMATION PRIOR TO DECEMBER 2, 1993 FOR CLASS III IS BASED ON THE PERFORMANCE OF CLASS I SHARES AND DOES NOT REFLECT THE EFFECTS OF THESE FEES, WHICH, IF INCLUDED, WOULD LOWER CLASS III PERFORMANCE. QUOTATION OF CLASS III PERFORMANCE REFLECTS A 1% DEFERRED SALES LOAD APPLIED TO REDEMPTIONS MADE DURING THE FIRST YEAR AFTER PURCHASE. WITHOUT THIS LOAD, THE FIGURES QUOTED WOULD HAVE BEEN 0.94% FOR 1 YEAR. THE PORTFOLIO COMMENCED SALES OF CLASS II SHARES ON DECEMBER 20, 1995. THESE SHARES INCLUDE A HIGHER TRANSFER AGENCY FEE AND A .25% SHAREHOLDER SERVICES FEE. CLASS II PERFORMANCE SHOWN IS BASED ON A MAXIMUM 3.75% INITIAL SALES CHARGE. PERFORMANCE INFORMATION FOR CLASS II SHARES PRIOR TO THEIR INCEPTION DATE IS BASED ON THE PERFORMANCE OF CLASS I SHARES AND DOES NOT REFLECT THE EFFECTS OF THESE FEES WHICH, IF INCLUDED, WOULD LOWER CLASS II PERFORMANCE. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.


X ------------------------------------------------------------------------------

-------------------------------------------------------------------------------
FIRST FUNDS INTERMEDIATE BOND PORTFOLIO
-------------------------------------------------------------------------------

[PHOTO]

INTERMEDIATE BOND PORTFOLIO MANAGERS
RALPH W. HERBERT AND TED L. FLICKINGER, JR.

Mr. Herbert is Vice President for Martin & Company, the sub-adviser to the Portfolio. He is a graduate of the University of Tennessee and in 1979 he began his career with First American Bank. In 1987 he joined Culver Securities as a municipal debt underwriter and two years later became portfolio manager for Valley Fidelity Bank. That bank merged with First Tennessee Bank in 1991. Mr. Herbert joined Martin & Company in 1998 when the firm became a subsidiary of First Tennessee National Corporation.

Mr. Flickinger is Executive Vice President for Martin & Company and is a Chartered Financial Analyst. Prior to joining the firm in 1990, he was an assistant manager of the investment department of Home Federal Bank of Tennessee for six years. His 21-year career includes management positions in the investment departments of The Park National Bank and Fidelity Federal Savings and Loan of Knoxville.


YEAR IN REVIEW-----------------------------------------------------------------

PERFORMANCE

For the year ended June 30, 1999, the Class I, II, and III shares of the Intermediate Bond Portfolio returned 3.60%, 0.70%, and 1.58% respectively, net of fees and sales charges, versus the Lehman Brothers Intermediate Government/Corporate Bond Index return of 4.22% over the same period.



MARKET REVIEW

The past twelve months have exhibited a level of price volatility not often seen in the fixed income markets. Interest rates fell during the third and fourth quarters of 1998 and then rose during the first and second quarters of 1999.

The fall in rates in 1998 was primarily influenced by the Federal Reserve's decision to lower the Federal Funds rate on three separate occasions. However, a series of economic reports over a couple of weeks in late January

COMPARISON OF THE CHANGE IN VALUE OF A $750,000 INVESTMENT IN THE FIRST FUNDS INTERMEDIATE BOND PORTFOLIO (CLASS I) AND THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX.

    [GRAPH]
   $798,930
   $793,920

PLEASE NOTE: CLASS I INCEPTION IS MARCH 2, 1998. MINIMUM INVESTMENT FOR CLASS I IS $750,000. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.*


---------------------------------------------------------------------------- xi

-------------------------------------------------------------------------------
FIRST FUNDS INTERMEDIATE BOND PORTFOLIO
-------------------------------------------------------------------------------

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FIRST FUNDS INTERMEDIATE BOND PORTFOLIO (CLASS II) AND THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX.

    [GRAPH]
   $10,668
   $10,280

PLEASE NOTE: CLASS II INCEPTION IS MARCH 9, 1998. CLASS II IS SUBJECT TO A MAXIMUM INITIAL FRONT-END SALES LOAD OF 2.50% AND $9,750 IS THE NET INITIAL INVESTMENT AFTER THE SALES LOAD IS DEDUCTED. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.*


and early February 1999 renewed inflation fears. Continued economic strength through the second quarter led the Fed to raise the Federal Funds rate by 25 basis points (0.25%) to 5% at their June 30, 1999 meeting.

U.S. economic growth combined with the lack of inflationary pressure continues to astound many economists. Unemployment remains near record low levels yet we haven't seen any serious signs of wage inflation. The housing market has also remained strong despite rising mortgage rates.

Over the past twelve months, in the intermediate sector of the bond market, Treasury securities outperformed agency issues. Both of which outperformed corporate bonds. Corporate bond under-performance was a result of various factors that included new issues and rising rates.

PORTFOLIO UPDATE

As real returns on fixed income securities declined during the third quarter of 1998, we reduced interest rate risk by shortening the Portfolio's duration in August and again in September. The higher spreads on agency and corporate issues made these sectors more attractive relative to Treasuries.

Purchases in the Portfolio were concentrated in the five to ten-year sector and we ended the fourth quarter of 1998 with a targeted duration of 85% of the Lehman Brothers Intermediate Government/Corporate Bond Index. Treasury to agency swaps were used to shorten the duration of the Portfolio without reducing the yield.

[CHART]

Intermediate Bond Portfolio
Investment Profile as of June 30, 1999

Money Market Mutual Funds                0.7%
Corporate Bonds                         49.2%
U.S. Government & Agency Obligations    48.8%
Mortgage-Backed Obligations              1.3%


During the first quarter of 1999, the Portfolio's duration was increased twice but still remained at 95% of the Lehman Brothers Intermediate Government/Corporate Bond Index's duration. We moved to 100% of the Index's duration in early May as the yield on the 10-year Treasury increased from 5.37% to 5.55%. This was an attractive opportunity to increase our duration exposure and increase yield with longer-term securities.


xii ---------------------------------------------------------------------------

-------------------------------------------------------------------------------
FIRST FUNDS INTERMEDIATE BOND PORTFOLIO
-------------------------------------------------------------------------------

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FIRST FUNDS INTERMEDIATE BOND PORTFOLIO (CLASS III) AND THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX.

    [GRAPH]
   $10,532
   $10,355

PLEASE NOTE: CLASS III INCEPTION IS MAY 19, 1998. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.*

As yield curve spreads widened, we moved to 105% of the Index's duration in early June. At that time, the 10-year Treasury yield had increased to 5.95% and we felt that the risk/return characteristics of the yield curve justified extending our duration even further. Fixed income securities experienced modest capital losses when yields rose throughout the quarter.

CURRENT STRATEGY AND OUTLOOK

The past two quarters affirm our belief that the risk one assumes on the longer end of the yield curve does not always justify the reward. During the past two quarters, the total return on the 30-year Treasury Bond was a negative 10.53%, while the return on the 5-year Treasury Note was down 2.27%. (The average maturity of the Portfolio had a range of 4 to 4.5 years over that same period.)

We remain sensitive to interest rate risk and structure the Portfolio appropriately. Should interest rates begin to move lower, fixed income losses should be recouped. Meanwhile, we have increased the yield of the Portfolio as we expect rates to remain in their current range and spreads to contract to more normal levels.

In the coming months we will be watching for a deterioration in core inflation rates, a rise in the rate of increase in labor compensation, slower productivity growth, or a further decline in the unemployment rate. Any of these signals might prompt the Fed to consider another rate increase.


INTERMEDIATE BOND PORTFOLIO


                    Cumulative            Average Annual
                   Total Return*          Total Return*
                       SINCE                         SINCE
                     INCEPTION       1 YEAR        INCEPTION
-------------------------------------------------------------
CLASS I               5.84%          3.60%           4.37%

CLASS II              2.78%          0.70%           2.12%

CLASS III             3.52%          1.58%           3.15%

LEHMAN BROS.
INTERMEDIATE
GOV'T/CORP.
BOND INDEX
  CLASS I             6.52%          4.22%           4.85%
  CLASS II            6.52%          4.22%           4.85%
  CLASS III           5.66%          4.22%           4.83%


*TOTAL RETURNS ARE FOR THE PERIOD ENDED JUNE 30, 1999 AND REFLECT REINVESTMENT OF ALL DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, ALL FEE WAIVERS IN EFFECT AND ANY EXPENSE REIMBURSEMENTS. WITHOUT THE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, THE TOTAL RETURN FIGURES WOULD HAVE BEEN LOWER. CLASS I INCEPTION DATE IS MARCH 2, 1998. THE PORTFOLIO COMMENCED SALES OF CLASS II SHARES ON MARCH 9, 1998. THESE SHARES INCLUDE A HIGHER TRANSFER AGENCY FEE AND A .25% SHAREHOLDER SERVICES FEE. CLASS II PERFORMANCE SHOWN IS BASED ON A MAXIMUM 2.50% INITIAL SALES CHARGE. ON MAY 19, 1998, THE PORTFOLIO COMMENCED SALES OF CLASS III SHARES, WHICH INCLUDE A HIGHER TRANSFER AGENCY FEE, A .75% DISTRIBUTION FEE AND A .25% SHAREHOLDER SERVICES FEE. QUOTATION OF CLASS III PERFORMANCE REFLECTS A 1% DEFERRED SALES LOAD APPLIED TO REDEMPTIONS MADE DURING THE FIRST YEAR AFTER PURCHASE. WITHOUT THIS LOAD, THE FIGURES QUOTED WOULD HAVE BEEN 2.58% FOR 1 YEAR. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.


--------------------------------------------------------------------------- xiii

-------------------------------------------------------------------------------
FIRST FUNDS TENNESSEE TAX-FREE PORTFOLIO
-------------------------------------------------------------------------------

[PHOTO]

TENNESSEE TAX-FREE PORTFOLIO MANAGERS
RALPH W. HERBERT AND TED L. FLICKINGER, JR.

Mr. Herbert is Vice President for Martin & Company, the sub-adviser to the Portfolio. He is a graduate of the University of Tennessee and in 1979 he began his career with First American Bank. In 1987 he joined Culver Securities as a municipal debt underwriter and two years later became portfolio manager for Valley Fidelity Bank. That bank merged with First Tennessee Bank in 1991. Mr. Herbert joined Martin & Company in 1998 when the firm became a subsidiary of First Tennessee National Corporation.

Mr. Flickinger is Executive Vice President for Martin & Company and is a Chartered Financial Analyst. Prior to joining the firm in 1990, he was an assistant manager of the investment department of Home Federal Bank of Tennessee for six years. His 21-year career includes management positions in the investment departments of The Park National Bank and Fidelity Federal Savings and Loan of Knoxville.


YEAR IN REVIEW------------------------------------------------------------------

PERFORMANCE

For the year ended June 30, 1999, the Class I, II, and III shares of the Tennessee Tax-Free Portfolio returned 2.54%, (0.15)%, and 1.13%, respectively, net of fees and sales charges, versus a return of 2.30% for the Lehman Brothers 10-Year Municipal Bond Index.

MARKET REVIEW

The past twelve months have exhibited a level of price volatility not often seen in the fixed income markets. Interest rates fell approximately 25 basis points (.25%) on 10-year AA rated municipal bonds during the third and fourth quarters of 1998 and then rose almost 65 basis points (.65%) during the first and second quarters of 1999.

The fall in rates in 1998 was primarily influenced by the Federal Reserve's decision to lower the Fed Funds rate on three separate occasions. Higher than expected fourth quarter gross domestic product numbers, strong


COMPARISON OF THE CHANGE IN VALUE OF A $750,000 INVESTMENT IN THE FIRST FUNDS TENNESSEE TAX-FREE PORTFOLIO (CLASS I) AND THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX.

    [GRAPH]
   $904,267
   $894,747

PLEASE NOTE: CLASS I INCEPTION IS DECEMBER 15, 1995. MINIMUM INVESTMENT FOR CLASS I IS $750,000. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.*


xiv ----------------------------------------------------------------------------

-------------------------------------------------------------------------------
FIRST FUNDS TENNESSEE TAX-FREE PORTFOLIO
-------------------------------------------------------------------------------

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FIRST FUNDS TENNESSEE TAX-FREE PORTFOLIO (CLASS II) AND THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX.

    [GRAPH]
    $12,057
    $11,558

PLEASE NOTE: CLASS II INCEPTION IS DECEMBER 29, 1995. CLASS II IS SUBJECT TO A MAXIMUM FRONT-END INITIAL SALES LOAD OF 2.50% AND $9,750 IS THE NET INITIAL INVESTMENT AFTER THE SALES LOAD IS DEDUCTED. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.*


wage growth, falling unemployment and a rising producers price index caused interest rates to climb. Even though economic data released during the second quarter of 1999 showed little sign of inflation, the Fed raised the Fed Funds rate by 25 basis points (0.25%) to 5% at their June 30, 1999 meeting.

U.S. economic growth combined with the lack of inflationary pressure continues to astound many economists. Unemployment remains near record low levels yet we haven't seen any serious signs of wage inflation. Productivity gains also help alleviate wage pressures.

Recent strength was evident as the robust housing market flourished during the first two quarters of 1999 despite rising mortgage rates. The Government appears strong too as projections estimate another budget surplus of $140 billion for this year.

A limited supply of municipal bonds during the first half of 1999 has helped keep municipal prices higher than comparable issues in the taxable markets. Rising rates definitely impacted the performance of the fund during the first and second quarters, but municipals still outperformed all other classes of fixed income assets after adjusting for taxes.

[CHART]

Tennessee Tax-Free Portfolio
Investment Profile as of June 30, 1999

Money Market Mutual Funds               0.3%
Tennessee General Obligations Bonds    46.3%
Tennessee Revenue Bonds                48.8%
Other State General Obligation Bonds    2.3%
Other State Revenue Bonds               2.3%



PORTFOLIO UPDATE

During the third and fourth quarters we bought bonds with maturities in the 2004 to 2009 range. Given the amount of bonds being refunded, we were fortunate to have only a small amount of bonds "called". The Portfolio's duration shortened slightly during this time as we intended to reduce interest rate risk.

During the first quarter of 1999, the Portfolio's duration was allowed to passively shorten from 5.7 years to 5.5


---------------------------------------------------------------------------- xv

-------------------------------------------------------------------------------
FIRST FUNDS TENNESSEE TAX-FREE PORTFOLIO
-------------------------------------------------------------------------------

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FIRST FUNDS TENNESSEE TAX-FREE PORTFOLIO (CLASS III) AND THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX.

    [GRAPH]
    $12,057
    $11,818

PLEASE NOTE: CLASS III INCEPTION IS DECEMBER 15, 1995. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.*


years as municipals became fairly valued and as we were willing to further reduce interest rate risk. Interest rates continued to rise so we extended the duration of the Portfolio from 5.5 years back to 5.7 years early in the second quarter of 1999. This extension was accomplished by buying bonds in the 2010 and 2011 range.

CURRENT STRATEGY AND OUTLOOK

In the coming months, we will be watching for a deterioration in core inflation rates, a rise in the rate of increase in labor compensation, slower productivity growth, or a further decline in the unemployment rate. Any of these signals might prompt the Fed to consider another rate increase.

We feel that municipal bonds offer investors some of the best after-tax return possibilities. Municipal valuations as a percentage of Treasuries, were at 83% at quarter end. We believe that municipal bonds as an asset class are undervalued, especially on the longer end of the yield curve. At the close of the second quarter of 1999, 15-year municipals are receiving 96% of the yield of a 30-year municipal but with only 50% of the interest rate risk. As a result, we will be buying highly rated bonds in the 10- to 15-year maturity ranges. This strategy will allow us to take almost full advantage of yield from the curve without having to go to the long end of the yield curve to get it.


TENNESSEE TAX-FREE PORTFOLIO

                   Cumulative            Average Annual
                  Total Return*          Total Return*

                     SINCE                           SINCE
                   INCEPTION        1 YEAR         INCEPTION
------------------------------------------------------------
CLASS I             19.29%          2.54%           5.11%

CLASS II            15.59%         (0.15)%          4.22%

CLASS III           18.18%          1.13%           4.83%

LEHMAN BROS.        20.54%          2.30%           5.35%
10-YEAR
MUNICIPAL
BOND INDEX

*TOTAL RETURNS ARE FOR THE PERIOD ENDED JUNE 30, 1999 AND REFLECT REINVESTMENT OF ALL DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, ALL FEE WAIVERS IN EFFECT AND ANY EXPENSE REIMBURSEMENTS. WITHOUT THE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, THE TOTAL RETURN FIGURES WOULD HAVE BEEN LOWER. CLASS I INCEPTION DATE IS DECEMBER 15, 1995. ON DECEMBER 15, 1995, THE PORTFOLIO ALSO COMMENCED SALES OF CLASS III SHARES, WHICH INCLUDE A HIGHER TRANSFER AGENCY FEE AND A .50% DISTRIBUTION FEE. ON DECEMBER 29, 1995, THE PORTFOLIO COMMENCED SALES OF CLASS II SHARES, WHICH INCLUDE A HIGHER TRANSFER AGENCY FEE. CLASS II PERFORMANCE SHOWN IS BASED ON A MAXIMUM 2.50% INITIAL SALES CHARGE. QUOTATION OF CLASS III PERFORMANCE REFLECTS A 1% DEFERRED SALES LOAD APPLIED TO REDEMPTIONS MADE DURING THE FIRST YEAR AFTER PURCHASE. WITHOUT THIS LOAD, THE FIGURES QUOTED WOULD HAVE BEEN 2.13% FOR 1 YEAR. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.


xvi ---------------------------------------------------------------------------

-------------------------------------------------------------------------------
FIRST FUNDS ANNUAL REPORT
-------------------------------------------------------------------------------
DEFINITION OF COMMON TERMS

BOND RATINGS
     The quality of bonds can, to some degree, be determined from the ratings of the two most prominent rating services: Moody's and Standard & Poor's. The ratings are used by the government and industry regulatory agencies, the investing public, and portfolio managers as a guide to the relative security and value of each bond. The ratings are not used as an absolute factor in determining the strength of the pledge securing a particular issue. However, since Moody's and Standard & Poor's rate bonds on a fee basis, some issuers choose not to be rated. Many non-rated issues are sound investments. The rating symbols of the two services are shown in the accompanying table.


            MOODY'S INVESTORS          STANDARD & POOR'S CORP.
            SERVICES, INC.             (PLUS (+) OR MINUS (-))
Prime       Aaa                        AAA
Excellent   Aa                         AA
Good        A                          A
Average     Baa                        BBB
Fair        Ba                         BB
Poor        B                          B
Marginal    Caa                        C

DIVIDEND
     Net income distributed to shareholders generated by securities in a Portfolio. The Bond, Intermediate Bond, Tennessee Tax-Free, and all the Money Market Portfolios pay dividends monthly. The Growth & Income pays dividends quarterly and the Capital Appreciation Portfolio pays dividends annually.

GAIN (OR LOSS)
     If a stock or bond appreciates in price, there is an unrealized gain; if it depreciates there is an unrealized loss. A gain or loss is "realized" upon the sale of a security; if a Portfolio's net gains exceed net losses, there may be a capital gain distribution to shareholders. There could also be an ordinary income distribution if the net gain is short term or no distribution if there is a capital loss carryover.

GENERAL OBLIGATION BONDS
     General Obligation Bonds (GOs) are debt- backed by the general taxing power of the issuer. Payment of the obligation may be backed by a specific tax or the issuer's general tax fund. Examples of GOs include sidewalk bonds, sewer bonds and street bonds. These bonds are also known as FULL FAITH AND CREDIT bonds because the debt is a general obligation of the issuer.

INSURED BONDS
     Insured Bonds refer to municipal obligations which are covered by an insurance policy issued by independent insurance companies. The policies insure the payment of principal and/or interest of the issuer. Examples of such companies are MBIA (Municipal Bond Investors Assurance Corporation), and AMBAC (American Municipal Bond Assurance Corporation).

NET ASSET VALUE (NAV)
     NAV is the total value of all securities and other assets held by a portfolio, minus liabilities, divided by the number of shares outstanding. It is the value of a single share of a mutual fund on a given day. The total value of your investment would be the NAV multiplied by the number of shares you own. NAV generally fluctuates daily for all the First Funds Portfolios except the Money Market Portfolios, which seek to maintain a stable $1.00 per share NAV.

REVENUE BONDS
     Revenue Bonds are issued to provide capital for the construction of a revenue-producing facility. The interest and principal payments are backed to the extent that the facility produces revenue to pay. Examples of revenue bonds include toll bridges, roads, parking lots and ports. The municipality is not obligated to cover debt payments on revenue bonds in default.


-------------------------------------------------------------------------- xvii

-------------------------------------------------------------------------------
FIRST FUNDS ANNUAL REPORT
-------------------------------------------------------------------------------

DEFINITION OF COMMON TERMS (CONTINUED)

SEC YIELD
     The SEC Yield was mandated by the Securities and Exchange Commission in 1988 as a standardized yield calculation intended to put performance presentations for all bond and money market funds on a level playing field. The SEC yield does not take into account income derived from capital gains, option writing, futures, or return of capital. The formula also adjusts the income from premium or discounted bonds to reflect the amortization of that bond.

TOTAL RETURN
     Total return measures a Portfolio's performance over a stated period of time, taking into account the combination of dividends paid and the gain or loss in the value of the securities held in the Portfolio. It may be expressed on an average annual basis or a cumulative basis (total change over a given period).

DEFINITION OF INDICES

STANDARD & POOR'S 500 is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely-held common stocks. It is an unmanaged index.

LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX, an unmanaged index, is a broad measure of bond performance, and includes reinvestment of dividends and capital gains. This index includes only investment-grade bonds with maturities over one year.

LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX, an unmanaged index, is a broad measure of bond performance, and includes reinvestment of dividends and capital gains. This index includes only investment-grade bonds with maturities of up to ten years.

LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX, an unmanaged index, is a broad measure of shorter-term municipal bond performance and includes reinvestment of dividends and capital gains.

RUSSELL 2500 INDEX, an unmanaged index, measures performance of the 2,500 smallest companies in the Russell 3000 Index which represents approximately 23% of the total market capitalization of the Russell 3000.

THE RUSSELL 2500 GROWTH INDEX measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.


xviii --------------------------------------------------------------------------

[LOGO]

REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Trustees and Shareholders of First Funds:

We have audited the accompanying statements of assets and liabilities of First Funds (comprising, respectively, the Growth & Income, Capital Appreciation, Bond, Intermediate Bond, Tennessee Tax-Free, U.S. Treasury Money Market, U.S. Government Money Market, Municipal Money Market, and Cash Reserve Portfolios, collectively the "Trust"), including the schedules of investments, as of June 30, 1999, and the related statements of operations, the statements of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements for the year ended June 30, 1998 and financial highlights for the period from July 1, 1994 to June 30, 1998 were audited by other auditors whose report, dated August 21, 1998, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Funds as of June 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP

Denver, Colorado
August 6, 1999

[LOGO]


----------------------------------------------------------------------------  1

-------------------------------------------------------------------------------
FIRST FUNDS ANNUAL REPORT
-------------------------------------------------------------------------------

GROWTH & INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 1999
(Showing Percentage of Total Value of Investments)

                                                        Value
                                         Shares      (Note 1)
                                         ------      --------
 COMMON STOCKS - 91.8%
 CAPITAL GOODS - 2.9%
 General Electric Co.                   252,900  $ 28,577,700
                                                 ------------

 COMMUNICATION SERVICES - 15.2%
 Vodafone Airtouch PLC ADR              237,625    46,812,125
 GTE Corp.                              459,375    34,797,656
 MCI WorldCom, Inc.*                    407,429    35,038,894
 Sprint Corp.                           583,400    30,810,812
                                                 ------------

 TOTAL COMMUNICATION SERVICES                     147,459,487
                                                 ------------

 CONSUMER CYCLICALS - 5.7%
 Federated Department Stores, Inc.*     296,200    15,680,088
 Interpublic Group of Companies, Inc.   462,700    40,081,388
                                                 ------------

 TOTAL CONSUMER CYCLICALS                          55,761,476
                                                 ------------

 CONSUMER STAPLES - 9.9%
 Belo (A.H.) Corp., Class A           1,024,300    20,165,906
 Pepsico, Inc.                          751,300    29,065,919
 Sara Lee Corp.                         604,800    13,721,400
 Sysco Corp.                          1,097,400    32,716,238
                                                 ------------

 TOTAL CONSUMER STAPLES                            95,669,463
                                                 ------------

 ENERGY - 6.9%
 Coastal Corp.                          785,050    31,402,000
 Repsol S.A. ADR                        389,751     7,916,817
 Texaco, Inc.                           435,100    27,193,750
                                                 ------------

 TOTAL ENERGY                                      66,512,567
                                                 ------------

 FINANCE & INSURANCE - 24.3%
 Alza Corp.*                             50,000     2,543,750
 American International Group, Inc.     270,224    31,633,097
 BankBoston Corp.                       691,600    35,358,050
 Chase Manhattan Corp.                  478,050    41,411,081
 Fannie Mae                             174,300    11,917,763
 Freddie Mac                            526,400    30,531,200
 Wells Fargo & Co.                    1,003,900    42,916,725
 UNUMProvident Corp.                    340,700    18,653,325
 XL Capital LTD                         356,000    20,114,000
                                                 ------------

 TOTAL FINANCE & INSURANCE                        235,078,991
                                                 ------------

 HEALTH CARE - 14.9%
 Abbott Laboratories                    600,800    27,336,400
 Elan Corp., plc ADR                  1,041,650    28,905,788
 Medtronic, Inc.                        351,975    27,410,053
 Merck & Co., Inc.                      380,200    28,134,800
 Schering-Plough Corp.                  611,200    32,393,600
                                                 ------------

 TOTAL HEALTH CARE                                144,180,641
                                                 ------------

 TECHNOLOGY - 12.0%
 Electronic Data Systems Corp.          631,900    35,741,843
 EMC Corp.                              849,400    46,717,000
 Motorola, Inc.                         357,750    33,896,812
                                                 ------------

 TOTAL TECHNOLOGY                                 116,355,655
                                                 ------------


                                                        Value
                                         Shares      (Note 1)
                                         ------      --------
 TOTAL COMMON STOCKS
   (Cost $517,588,630)                           $889,595,980
                                                 ------------

 SHORT-TERM INVESTMENTS - 8.2%
 MONEY MARKET MUTUAL FUNDS - 8.2%
 SSGA Prime Money Market Fund        79,599,212    79,599,212
                                                 ------------

 TOTAL SHORT-TERM INVESTMENTS
   (Cost $79,599,212)                              79,599,212
                                                 ------------

 TOTAL INVESTMENTS - 100%
   (Cost $597,187,842)                           $969,195,192
                                                 ------------
                                                 ------------

 *Non-income producing security
 ADR - American Depositary Receipt

 INCOME TAX INFORMATION:

 At June 30, 1999, the net unrealized appreciation based on cost for income tax purposes of $597,216,687 was as follows:

 Aggregate gross unrealized appreciation for
 all investments in which there was an excess
 of value over tax cost                          $374,182,610

 Aggregate gross unrealized depreciation for
 all investments in which there was an excess
 of tax cost over value                            (2,204,105)
                                                 ------------

 Net unrealized appreciation                     $371,978,505
                                                 ------------
                                                 ------------

 OTHER INFORMATION:

 Purchases and sales of securities, other than short-term securities, for the year ended June 30, 1999 aggregated $168,375,294 and $220,860,919, respectively.

 UNAUDITED INCOME TAX INFORMATION:

 For the year ended June 30, 1999, 100% of the Growth & Income Portfolio's dividends from investment income qualify for the 70% dividend received deduction for corporations.


     The accompanying notes are an integral part of the financial statements
2  ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

 CAPITAL APPRECIATION PORTFOLIO
 PORTFOLIO OF INVESTMENTS
 June 30, 1999
 (Showing Percentage of Total Value of Investments)
                                                            Value
                                                Shares    (Note 1)
                                                ------    --------
 COMMON STOCKS - 98.1%
 BASIC MATERIALS - 0.9%
 Flanders Corp.*                                75,900   $    256,163
 Minerals Technologies, Inc.                       800         44,650
                                                        --------------

 TOTAL BASIC MATERIALS                                        300,813
                                                        --------------

 CAPITAL GOODS - 9.0%
 Aptar Group, Inc.                              11,200        336,000
 Black Box Corp.*                               21,900      1,097,738
 JLK Direct Distribution, Inc., Class A*        33,500        311,969
 Superior Services, Inc.*                       10,000        266,250
 Zebra Technologies Corp., Class A*             28,800      1,101,600
                                                        --------------

 TOTAL CAPITAL GOODS                                        3,113,557
                                                        --------------

 CONSUMER CYCLICALS - 20.8%
 Aftermarket Technology Corp.*                  62,500        671,875
 Catalina Marketing Corp.*                      13,500      1,242,000
 Clear Channel Communications, Inc.             13,400        923,763
 Lithia Motors, Inc., Class A*                   5,800        118,900
 Nielsen Media Research*                        50,266      1,470,280
 Right Management Consultants, Inc.*            37,700        584,350
 Scientific Games Holding Corp.*                17,100        333,450
 Service Experts, Inc.*                         31,100        682,256
 Sinclair Broadcast Group, Inc.*                52,900        859,625
 Watsco, Inc.                                   16,700        273,462
                                                        --------------

 TOTAL CONSUMER CYCLICALS                                   7,159,961
                                                        --------------

 CONSUMER STAPLES - 11.0%
 Apollo Group, Inc., Class A*                   57,900      1,534,350
 Barnett, Inc.*                                 24,500        183,750
 Strayer Education, Inc.                        25,900        793,188
 Valassis Communications, Inc.                  35,600      1,303,850
                                                        --------------

 TOTAL CONSUMER STAPLES                                     3,815,138
                                                        --------------

 ENERGY - 1.1%
 Nuevo Energy Co.*                               7,300         96,725
 Petroleum Geo-Services ASA-ADR*                18,200        270,725
                                                        --------------

 TOTAL ENERGY                                                 367,450
                                                        --------------
 FINANCIAL - 10.0%
 Enhance Financial Services Group, Inc.*        19,400        383,150
 Federated Investors, Inc., Class B*            24,900        446,644
 MBIA, Inc.                                      2,607        168,803
 Radian Group, Inc.*                            36,859      1,799,180
 Triad Guaranty, Inc.*                           6,600        117,975
 UniCapital Corp.*                              86,400        545,400
                                                        --------------

 TOTAL FINANCIAL                                            3,461,152
                                                        --------------

 HEALTH CARE- 15.0%
 Cardinal Health, Inc.                           4,032        258,552
 Henry Schein, Inc.*                             8,000        253,500
 IMPATH, Inc.*                                   2,100         56,569
 First Commonwealth, Inc.*                      17,300        423,850
 Mentor Corp.                                   49,500        921,938
 Patterson Dental Co.*                          16,900        587,275
 Respironics, Inc.*                             71,300      1,073,956
 Xomed Surgical Products, Inc.                  33,300      1,604,644
                                                        --------------

 TOTAL HEALTH CARE                                          5,180,284
                                                        --------------

 TECHNOLOGY - 26.0%
 American Management Systems, Inc.*             41,600   $  1,331,200
 Artesyn Technologies, Inc.*                    16,294        361,523
 The Bisys Group, Inc.*                         14,200        830,700
 Billing Concepts Corp.*                        26,100        290,362
 CCC Information Services Group, Inc.*          82,500      1,041,563
 DII Group, Inc.*                               11,800        437,337
 Great Plains Software, Inc.                     3,000        139,313
 HNC Software, Inc.*                             5,000        153,750
 Hutchinson Technology, Inc.*                    5,300        146,412
 Hyperion Solutions Corp.*                      60,100      1,070,531
 INSpire Insurance Solutions,Inc.               34,100        492,319
 International Telecommunication Data
    Systems, Inc.*                              47,300        750,887
 Mastech Corp.*                                 40,300        745,550
 Microchip Technology, Inc.*                     8,800        416,900
 National Computer System, Inc.                  7,400        249,287
 PPT Vision, Inc.*                              20,000        100,000
 Transaction System Architechs, Inc.*            3,100        120,900
 Tollgrade Communications,Inc.*                 15,400        231,000
 UBICS, Inc.*                                   14,400         44,100
                                                        --------------

 TOTAL TECHNOLOGY                                           8,953,634
                                                        --------------

 TRANSPORTATION - 4.3%
 Coach USA, Inc.*                               35,100      1,472,006
                                                        --------------

 TOTAL COMMON STOCKS
   (Cost $31,151,674)                                      33,823,995
                                                        --------------

 SHORT-TERM INVESTMENTS - 1.9%
 MONEY MARKET MUTUAL FUNDS - 1.9%
 SSGA Prime Money Market Fund                  330,145        330,145
 SSGA U.S. Treasury Money
   Market Fund                                 330,145        330,145
                                                        --------------

 TOTAL SHORT-TERM INVESTMENTS
   (Cost $660,290)                                            660,290
                                                        --------------

 TOTAL INVESTMENTS - 100%
   (Cost $31,811,964)                                    $ 34,484,285
                                                        --------------
                                                        --------------

 *Non-income producing security
 ADR - American Depositary Receipt

 INCOME TAX INFORMATION:

 At June 30, 1999, the net unrealized appreciation based on cost for income tax purposes of $31,932,691 was as follows:

 Aggregate gross unrealized appreciation for all
 investments in which there was an excess of value
 over tax cost                                           $  6,712,743

 Aggregate gross unrealized depreciation for all
 investments in which there was an excess of tax
 cost over value                                           (4,161,149)
                                                        --------------

 Net unrealized appreciation                             $  2,551,594
                                                        --------------
                                                        --------------

 As of June 30, 1999, the Capital Appreciation Portfolio had a capital loss carryover of approximately $2,800,000 available to offset capital gains to the extent provided in regulations, which will expire on June 30, 2007.


    The accompanying notes are an integral part of the financial statements. ----------------------------------------------------------------------------- 3

--------------------------------------------------------------------------------
FIRST FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

 CAPITAL APPRECIATION PORTFOLIO
 PORTFOLIO OF INVESTMENTS (CONTINUED)
 June 30, 1999
 (Showing Percentage of Total Value of Investments)


 The Capital Appreciation Portfolio intends to elect to defer to its fiscal year ending June 30, 2000 $224,067 of losses recognized during the period
 November 1, 1998 to June 30, 1999.

 OTHER INFORMATION:

 Purchases and sales of securities, other than short-term securities, for the year ended June 30, 1999 aggregated $15,114,971 and $17,933,961, respectively.




 BOND PORTFOLIO
 PORTFOLIO OF INVESTMENTS
 June 30, 1999
 (Showing Percentage of Total Value of Investments)

 Due                                       Principal       Value
 Date        Coupon                         Amount        (Note 1)
 ----        ------                        ---------      --------
 U.S. GOVERNMENT & AGENCY OBLIGATIONS - 35.7%
 U.S. TREASURY BONDS - 15.5%
 05/15/16    7.250%                      $ 12,120,000   $ 13,301,700
 08/15/23    6.250%                        22,020,000     22,040,655
                                                       --------------

 TOTAL U.S. TREASURY BONDS                                35,342,355
                                                       --------------

 U.S. TREASURY NOTES - 13.4%
 05/31/01    6.500%                         2,940,000      2,991,450
 02/28/02    6.250%                         1,100,000      1,116,500
 08/15/02    6.375%                         2,945,000      3,001,141
 10/31/02    5.750%                         1,000,000      1,002,188
 08/15/03    5.750%                         3,750,000      3,750,000
 02/15/04    5.875%                         2,915,000      2,930,487
 02/15/06    5.625%                         4,930,000      4,854,512
 08/15/07    6.125%                         4,450,000      4,498,674
 02/15/08    5.500%                         6,745,000      6,559,513
                                                       --------------

 TOTAL U.S TREASURY NOTES                                 30,704,465
                                                       --------------

 FEDERAL HOME LOAN BANK - 2.4%
 11/06/02    6.250%                         2,200,000      2,196,084
 11/19/02    6.220%                         2,225,000      2,213,775
 11/20/02    6.170%                         1,100,000      1,096,064
                                                       --------------

 TOTAL FEDERAL HOME LOAN BANK                              5,505,923
                                                       --------------

 FEDERAL HOME LOAN MORTGAGE CORPORATION - 3.5%
 02/15/01    5.000%                         2,000,000      1,975,810
 12/14/01    4.750%                         2,500,000      2,434,053
 11/12/02    6.340%                         1,100,000      1,096,646
 04/25/06    7.710%                           328,913        329,344
 03/15/09    5.750%                         2,300,000      2,174,379
                                                       --------------

 TOTAL FEDERAL HOME LOAN
 MORTGAGE CORPORATION                                      8,010,232
                                                       --------------

 FEDERAL NATIONAL MORTGAGE ASSOCIATION - 0.9%
 10/11/06    7.150%                         2,000,000      1,986,386
                                                       --------------

 TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
   (Cost $82,740,630)                                     81,549,361
                                                       --------------

 CORPORATE BONDS & NOTES - 62.8%
 BANKS - 2.4%
 First Chicago Corp.
 01/15/03    7.625%                         3,250,000      3,371,781
 First Empire Cap Tr I
 02/01/27    8.234%                         2,200,000      2,178,260
                                                       --------------

 TOTAL BANKS                                               5,550,041
                                                        --------------

 BROKER/DEALERS - 7.4%
 Bear Stearns Co.
 08/01/02    6.500%                         3,000,000      2,987,688
 Donaldson, Lufkin & Jenrette, Inc.
 07/15/03    6.170%                         3,000,000      2,930,334
 11/01/05    6.875%                         1,000,000        985,509
 02/15/16    5.625%                         2,000,000      1,997,870
 Lehman Brothers, Inc.
 02/26/01    6.000%                         2,500,000      2,469,985
 04/15/03    7.250%                         3,500,000      3,512,184


    The accompanying notes are an integral part of the financial statements.
4  -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

 BOND PORTFOLIO
 PORTFOLIO OF INVESTMENTS (CONTINUED)
 June 30, 1999
 (Showing Percentage of Total Value of Investments)

 Due                                       Principal       Value
 Date        Coupon                         Amount        (Note 1)
 ----        ------                        ---------      --------
 CORPORATE BONDS & NOTES (CONTINUED)
 BROKER/DEALERS (CONTINUED)
 Merrill Lynch, Inc.
 01/15/07    7.000%                      $  2,125,000   $  2,100,318
                                                       --------------

 TOTAL BROKER/DEALERS                                     16,983,888
                                                       --------------

 CAPITAL GOODS - 10.4%
 Arrow Electronics, Inc.
 01/15/07    7.000%                         3,800,000      3,725,702
 Dover Corp.
 11/15/05    6.450%                         3,525,000      3,452,529
 Lockheed Martin Corp.
 05/15/01    6.850%                         2,250,000      2,260,114
 03/15/03    6.750%                         3,500,000      3,505,607
 Raytheon Co.
 08/15/00    6.300%                         2,500,000      2,506,650
 07/15/05    6.500%                         3,675,000      3,631,517
 Tyco International Limited
 11/01/01    6.500%                         2,590,000      2,591,891
 06/15/28    7.000%                         2,300,000      2,130,430
                                                       --------------

 TOTAL CAPITAL GOODS                                      23,804,440
                                                       --------------

 CONSUMER NON-DURABLES - 3.5%
 Anheuser Busch, Inc.
 06/01/05    6.750%                         1,000,000        992,412
 09/01/05    7.000%                         2,400,000      2,408,155
 Coca-Cola Enterprises, Inc.
 10/15/36    6.700%                         2,250,000      2,271,195
 Philip Morris, Inc.
 12/01/99    7.125%                         2,200,000      2,208,204
                                                       --------------

 TOTAL CONSUMER NON-DURABLES                               7,879,966
                                                       --------------

 CONSUMER SERVICES - 15.4%
 Airtouch Communications, Inc.
 05/01/08    6.650%                         4,450,000      4,329,618
 Belo (AH) Corp.
 06/01/02    6.875%                         3,800,000      3,797,967
 MCI WorldCom, Inc.
 04/15/02    6.125%                         4,425,000      4,388,423
 Price/Costco, Inc.
 06/15/05    7.125%                         3,600,000      3,646,346
 Rite Aid Corp.
 08/15/13    6.875%                         3,450,000      3,162,687
 Sprint Corp.
 11/15/28    6.875%                         2,300,000      2,094,221
 USA Waste Services, Inc.
 10/01/04    7.000%                         3,000,000      3,027,972
 WMX Technologies, Inc.
 10/15/00    6.250%                         3,100,000      3,099,461
 Wal-Mart Stores, Inc.
 02/01/00    5.650%                         3,800,000      3,796,162
 Waste Management Step Bond
 10/01/02    7.700%                         3,800,000      3,922,250
                                                       --------------

 TOTAL CONSUMER SERVICES                                  35,265,107
                                                       --------------

 FINANCIAL SERVICES - 11.3%
 Associates Corp. of North America
 09/17/99    6.680%                      $  1,905,000   $  1,908,391
 10/15/02    6.375%                         1,000,000        995,718
 05/15/37    5.960%                         1,500,000      1,504,855
 BHP Finance USA
 03/01/06    6.690%                         3,350,000      3,236,894
 CNA Financial Corp.
 04/15/05    6.500%                         2,725,000      2,655,671
 Countrywide Home Loans, Inc.
 10/22/04    6.840%                         2,500,000      2,480,587
 Ford Motor Credit Co.
 09/25/01    7.000%                         3,345,000      3,395,476
 General Motors Acceptance Corp.
 12/07/01    5.350%                         3,500,000      3,418,663
 Nationwide Mutual
 Insurance Co. 144A*
 02/15/04    6.500%                         1,000,000        986,799
 Provident Companies, Inc.
 03/15/28    7.250%                         2,600,000      2,511,049
 Sun Canada Financial Co.
 12/15/07    6.625%                         2,850,000      2,797,816
                                                       --------------

 TOTAL FINANCIAL SERVICES                                 25,891,919
                                                       --------------

 TRAVEL & TRANSPORTATION - 3.8%
 Norfolk Southern Corp.
 02/15/04    7.875%                         2,400,000      2,509,886
 Northwest Airlines Corp.
 07/02/16    7.670%                         2,204,907      2,266,975
 Union Pacific Corp.
 01/15/04    6.125%                         4,000,000      3,882,380
                                                       --------------

 TOTAL TRAVEL & TRANSPORTATION                            8,659,241
                                                       --------------

 UTILITIES - 8.6%
 Coastal Corp.
 02/01/09    6.375%                         3,000,000      2,818,992
 Enron Corp.
 07/15/28    6.950%                         3,150,000      2,876,958
 GTE Corp.
 04/15/06    6.360%                         4,400,000      4,288,720
 11/01/08    6.900%                         3,200,000      3,198,378
 Public Service Electric & Gas Co.
 11/01/01    7.875%                         2,000,000      2,058,540
 TXU Eastern Funding Co. 144A*
 05/15/09    6.750%                         4,600,000      4,363,086
                                                       --------------

 TOTAL UTILITIES                                          19,604,674
                                                       --------------

 TOTAL CORPORATE BONDS & NOTES
   (Cost $145,809,149)                                   143,639,276
                                                       --------------

 MORTGAGE-BACKED OBLIGATIONS - 0.8%
 Federal National Mortgage Association,
 Pool #250885
 04/01/27    7.500%                         1,830,452      1,852,747
 Government National Mortgage
 Association, Pool #26825
 09/15/08    9.000%                            78,619         83,543
                                                       --------------


TOTAL MORTGAGE-BACKED OBLIGATIONS
   (Cost $1,904,177)                                       1,936,290
                                                       --------------


    The accompanying notes are an integral part of the financial statements. ----------------------------------------------------------------------------- 5

--------------------------------------------------------------------------------
FIRST FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

 BOND PORTFOLIO
 PORTFOLIO OF INVESTMENTS (CONTINUED)
 June 30, 1999
 (Showing Percentage of Total Value of Investments)

                                                           Value
                                             Shares       (Note 1)
                                             ------       --------
 MONEY MARKET MUTUAL FUNDS - 0.7%
 SSGA Prime Money Market Fund            $  1,559,826   $  1,559,826
                                                       --------------

 TOTAL MONEY MARKET MUTUAL FUNDS                           1,559,826
   (Cost $1,559,826)                                   --------------


 TOTAL INVESTMENTS - 100%
   (Cost $232,013,782)                                  $228,684,753
                                                       --------------
                                                       --------------

 *Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1999, these securities amounted to a value of $5,349,885 or 2.3% of net assets.

 INCOME TAX INFORMATION:

 At June 30, 1999, the net unrealized depreciation based on cost for income tax purposes of $232,015,564 was as follows:

 Aggregate gross unrealized appreciation for
 all investments in which there was an excess
 of value over tax cost                                 $  1,084,803

 Aggregate gross unrealized depreciation for
 all investments in which there was an excess
 of tax cost over value                                   (4,415,614)
                                                       --------------

 Net unrealized depreciation                            $ (3,330,811)
                                                       --------------
                                                       --------------

 OTHER INFORMATION:

 Purchases and sales of securities, other than short-term securities, for the year ended June 30, 1999 aggregated $65,450,436 and $49,729,570, respectively. Purchases and sales of U.S. Government and Agency securities, other than short-term securities, for the year ended June 30, 1999 aggregated $33,230,472 and $25,091,306, respectively.





 INTERMEDIATE BOND PORTFOLIO
 PORTFOLIO OF INVESTMENTS
 June 30, 1999
 (Showing Percentage of Total Value of Investments)

 Due                                       Principal       Value
 Date        Coupon                         Amount        (Note 1)
 ----        ------                        ---------      --------
 U.S GOVERNMENT & AGENCY OBLIGATIONS - 48.8%
 U.S. TREASURY NOTES - 21.5%
 04/30/00    6.750%                      $  3,000,000   $  3,035,625
 08/31/00    6.250%                         3,000,000      3,027,189
 10/31/00    5.750%                         3,000,000      3,011,250
 04/30/01    6.250%                         2,000,000      2,024,376
 08/31/01    6.500%                         8,000,000      8,150,000
 10/31/01    6.250%                         5,000,000      5,070,315
 05/31/02    6.500%                         2,000,000      2,045,000
 08/15/02    6.375%                         1,000,000      1,019,063
 10/31/02    5.750%                         2,000,000      2,004,376
 05/15/08    5.625%                         9,000,000      8,814,375
 11/15/08    4.750%                        10,000,000      9,178,130
                                                       --------------

 TOTAL U.S TREASURY NOTES                                 47,379,699
                                                       --------------

 FEDERAL HOME LOAN BANK - 4.8%
 09/20/00    6.125%                         3,000,000      3,014,484
 11/06/02    6.250%                           600,000        598,932
 11/19/02    6.220%                         1,400,000      1,392,937
 11/20/02    6.170%                           700,000        697,495
 09/02/03    5.575%                         5,000,000      4,893,490
                                                       --------------

 TOTAL FEDERAL HOME LOAN BANK                             10,597,338
                                                       --------------

 FEDERAL HOME LOAN MORTGAGE CORPORATION - 6.7%
 11/12/02    6.340%                           700,000        697,866
 01/15/04    5.000%                         5,000,000      4,765,845
 03/15/09    5.750%                        10,000,000      9,453,820
                                                       --------------

 TOTAL FEDERAL HOME LOAN
 MORTGAGE CORPORATION                                     14,917,531
                                                       --------------

 FEDERAL NATIONAL MORTGAGE ASSOCIATION - 14.0%
 09/20/00    6.110%                         2,000,000      2,008,554
 03/15/01    5.625%                         5,000,000      4,988,640
 01/15/03    5.250%                         5,000,000      4,872,000
 02/13/04    5.125%                         5,000,000      4,790,880
 11/13/06    6.950%                         2,100,000      2,102,772
 01/15/09    5.250%                        10,000,000      9,132,090
 06/15/09    6.375%                         3,000,000      2,968,359
                                                       --------------

 TOTAL FEDERAL NATIONAL
 MORTGAGE ASSOCIATION                                     30,863,295
                                                       --------------

 TENNESSEE VALLEY AUTHORITY - 1.8%
 11/01/00    6.000%                         4,000,000      4,014,188
                                                       --------------

 TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
   (Cost $109,735,446)                                   107,772,051
                                                       --------------

 CORPORATE BONDS & NOTES - 49.2%
 BANKS - 4.8%
 BancOne Corp.
 05/01/07    7.600%                           725,000        750,225
 Bank One Texas
 02/15/08    6.250%                         5,000,000      4,734,475
 First Chicago Corp.
 01/15/03    7.625%                         1,525,000      1,582,143
 National City Corp.
 03/01/04    6.625%                         1,650,000      1,641,126


    The accompanying notes are an integral part of the financial statements.
6  -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

 INTERMEDIATE BOND PORTFOLIO
 PORTFOLIO OF INVESTMENTS (CONTINUED)
 June 30, 1999
 (Showing Percentage of Total Value of Investments)

 Due                                       Principal       Value
 Date        Coupon                         Amount        (Note 1)
 ----        ------                        ---------      --------
 CORPORATE BONDS & NOTES (CONTINUED)
 BANKS (CONTINUED)
 Wachovia Corp.
 02/20/01    5.400%                      $  2,000,000   $  1,972,536
                                                       --------------

 TOTAL BANKS                                              10,680,505
                                                       --------------

 BASIC MATERIALS - 3.2%
 Aluminum Co. of America
 02/01/01    5.750%                         2,000,000      1,988,264
 E.I. du Pont de Nemours & Co.
 10/11/00    6.210%                         2,000,000      2,003,076
 09/01/02    6.500%                         3,000,000      3,025,788
                                                       --------------

 TOTAL BASIC MATERIALS                                     7,017,128
                                                       --------------

 BROKER/DEALERS - 6.4%
 Merrill Lynch & Co., Inc.
 02/12/03    6.000%                         4,000,000      3,935,648
 01/15/04    5.880%                         4,000,000      3,859,980
 08/01/04    6.550%                         1,400,000      1,396,867
 Morgan Stanley Group, Inc.
 03/01/07    6.875%                         5,000,000      4,955,290
                                                       --------------

 TOTAL BROKER/DEALERS                                     14,147,785
                                                       --------------

 CAPITAL GOODS - 4.5%
 Lockheed Martin Corp.
 05/15/01    6.850%                           650,000        652,922
 03/15/03    6.750%                         1,300,000      1,302,083
 McDonnell Douglas Corp.
 07/01/00    8.250%                         4,600,000      4,676,305
 Raytheon Co.
 08/15/02    6.450%                         1,350,000      1,350,371
 Rockwell International Corp.
 09/15/02    6.750%                         2,000,000      2,010,328
                                                       --------------

 TOTAL CAPITAL GOODS                                       9,992,009
                                                       --------------

 CONSUMER NON-DURABLES - 1.9%
 Nike, Inc.
 06/16/00    6.510%                         2,000,000      2,000,652
 Philip Morris, Inc.
 01/01/01    9.000%                         1,250,000      1,294,218
 Sara Lee Corp.
 10/18/99    6.400%                         1,000,000      1,001,876
                                                       --------------

 TOTAL CONSUMER NON-DURABLES                               4,296,746
                                                       --------------

 CONSUMER SERVICES - 8.7%
 Belo (AH) Corp.
 06/01/02    6.875%                         1,650,000      1,649,117
 CPC International, Inc.
 09/19/00    6.200%                         2,000,000      2,001,062
 Pitney Bowes, Inc.
 07/16/01    6.780%                         1,000,000      1,008,330
 02/01/05    5.950%                         5,000,000      4,864,740
 Price/Costco, Inc.
 06/15/05    7.125%                         1,375,000      1,392,702
 Safeway, Inc.
 09/15/04    6.850%                         1,400,000      1,404,656
 Walt Disney Co.
 12/15/03    5.125%                         5,000,000      4,746,820
 Wal-Mart Stores, Inc.
 05/15/02    6.750%                      $  2,000,000   $  2,028,076
                                                       --------------

 TOTAL CONSUMER SERVICES                                  19,095,503
                                                       --------------

 FINANCIAL SERVICES - 12.8%
 BHP Finance USA
 03/01/06    6.690%                         1,350,000      1,304,420
 CNA Financial Corp.
 11/15/03    6.250%                         2,000,000      1,957,700
 Capital Holdings Corp.
 10/21/99    8.900%                         1,450,000      1,461,050
 Cigna Corp.
 01/15/06    6.375%                         1,350,000      1,289,944
 Dow Jones & Co., Inc.
 12/01/00    5.750%                         1,000,000        995,593
 Ford Motor Credit Co.
 11/08/00    6.250%                         2,000,000      2,004,056
 09/25/01    7.000%                         1,000,000      1,015,090
 General Electric Capital Corp.
 04/15/02    7.450%                         2,000,000      2,059,570
 12/15/07    6.290%                         5,000,000      4,998,645
 05/01/18    6.666%                         2,000,000      2,011,646
 Household Finance Corp.
 06/30/00    6.375%                           250,000        250,607
 International Lease Finance
 11/01/99    6.125%                         2,000,000      2,002,336
 Norwest Corp.
 04/01/00    7.125%                         2,000,000      2,017,756
 U.S. West Capital Funding, Inc.
 07/15/05    6.250%                         5,000,000      4,765,760
                                                       --------------

 TOTAL FINANCIAL SERVICES                                 28,134,173
                                                       --------------

 TRAVEL & TRANSPORTATION - 1.8%
 Norfolk Southern Corp.
 05/15/07    7.350%                         3,800,000      3,873,918
                                                       --------------
 UTILITIES - 5.1%
 Duke Energy Corp.
 11/01/99    8.000%                         1,000,000      1,005,748
 GTE Corp.
 11/01/08    6.900%                         3,500,000      3,498,226
 Kentucky Utilities Co.
 06/15/00    5.950%                         2,000,000      1,995,784
 National Rural Utilities
 04/01/01    6.450%                         2,000,000      2,007,202
 New York Telephone Co.
 02/15/04    6.250%                           875,000        868,685
 Texas Utilities Co.
 10/01/02    6.200%                         2,000,000      1,979,734
                                                       --------------

 TOTAL UTILITIES                                          11,355,379
                                                       --------------

 TOTAL CORPORATE BONDS & NOTES
   (Cost $110,003,211)                                   108,593,146
                                                       --------------

 MORTGAGE-BACKED OBLIGATIONS - 1.3%
 Federal National Mortgage Association
 06/25/00    6.500%                           177,495        177,555
 Federal Home Loan Mortgage Corporation
 Series 1665 Class KA
 07/15/00    6.500%                            94,398         94,617


    The accompanying notes are an integral part of the financial statements. ----------------------------------------------------------------------------- 7

--------------------------------------------------------------------------------
FIRST FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

 INTERMEDIATE BOND PORTFOLIO
 PORTFOLIO OF INVESTMENTS (CONTINUED)
 June 30, 1999
 (Showing Percentage of Total Value of Investments)

 Due                                       Principal      Value
 Date        Coupon                         Amount       (Note 1)
 ----        ------                        ---------     --------
 Federal Home Loan Mortgage Corporation
 Series 1698 Class E
 10/15/06    6.000%                      $  2,495,059   $  2,497,529
                                                       --------------

 TOTAL MORTGAGE-BACKED OBLIGATIONS
   (Cost $2,764,525)                                       2,769,701
                                                       --------------
                                             Shares
                                             ------
 MONEY MARKET MUTUAL FUNDS - 0.7%
 SSGA Prime Money Market Fund               1,493,347      1,493,347
                                                       --------------

 TOTAL MONEY MARKET MUTUAL FUNDS                           1,493,347
  (Cost $1,493,347)                                    --------------


TOTAL INVESTMENTS - 100%
  (Cost $223,996,529)                                  $ 220,628,245
                                                       --------------
                                                       --------------

 INCOME TAX INFORMATION:

 At June 30, 1999, the net unrealized depreciation based on cost for income tax purposes of $223,996,529 was as follows:

 Aggregate gross unrealized appreciation for
 all investments in which there was an excess
 of value over tax cost                                    $ 611,993

 Aggregate gross unrealized depreciation for
 all investments in which there was an excess
 of tax cost over value                                   (3,980,277)
                                                       --------------

 Net unrealized depreciation                            $ (3,368,284)
                                                       --------------
                                                       --------------

 The Intermediate Bond Portfolio intends to elect to defer to its fiscal year ending June 30, 2000 $133,588 of losses recognized during the period November 1, 1998 to June 30, 1999.

 OTHER INFORMATION:

 Purchases and sales of securities, other than short-term securities, for the year ended June 30, 1999 aggregated $137,845,266 and $99,795,606, respectively. Purchases and sales of U.S. Government and Agency securities, other than short-term securities, for the year ended June 30, 1999 aggregated $51,543,264 and $30,140,234, respectively.




 TENNESSEE TAX-FREE PORTFOLIO
 PORTFOLIO OF INVESTMENTS
 June 30, 1999
 (Showing Percentage of Total Value of Investments)

 Due                          Bond Rating     Principal       Value
 Date        Coupon            Moody/S&P       Amount        (Note 1)
 ----        ------          ------------     ---------      --------
 TENNESSEE MUNICIPAL OBLIGATIONS - 95.1%
 GENERAL OBLIGATION BONDS - 46.3%
 Anderson County
 Refunding & Improvement -
 Rural Elementary School
 03/01/08    5.150%, FGIC       Aaa/AAA      $  500,000     $  506,166
 Chattanooga
 09/01/02    5.000%              Aa3/AA       1,900,000      1,948,530
 11/01/06    5.600%              Aa3/AA         500,000        525,130
 05/01/08    5.400%, FSA        Aaa/AAA         500,000        515,078
 Crockett County
 04/01/11    5.000%, AMBAC       Aaa/NR         500,000        497,765
 Franklin City
 Special School District
 06/01/12    5.100%              Aa3/NR       2,500,000      2,516,902
 Franklin County
 03/01/13    5.250%, MBIA       Aaa/AAA         750,000        757,927
 Gatlinburg
 11/01/04    4.500%, FGIC        Aaa/NR       3,000,000      3,011,136
 Grundy County
 05/01/06    5.350%, FGIC       Aaa/AAA         300,000        312,671
 Hamilton County
 07/01/03    5.200%              Aa2/NR       1,000,000      1,032,030
 07/01/05    5.400%              Aa2/NR         500,000        522,640
 Jackson
 Refunding & Improvement
 03/01/14    5.125%, MBIA        Aaa/NR       3,100,000      3,071,403
 Johnson City
 03/01/04    6.500%               A1/NR         250,000        259,875
 06/01/07    4.350%, FGIC       Aaa/AAA       3,000,000      2,921,457
 06/01/08    5.600%, FSA        Aaa/AAA         500,000        528,707
 06/01/12    5.900%, FSA        Aaa/AAA         245,000        262,280
 05/01/14    5.550%, FGIC       Aaa/AAA       2,250,000      2,305,800
 Kingsport
 09/01/02    5.500%               A1/NR       1,000,000      1,050,256
 09/01/06    5.000%, MBIA        Aaa/NR       1,150,000      1,172,823
 09/01/07    5.900%               A1/A+       1,000,000      1,066,806
 Knox County
 04/01/08    5.100%               Aa/AA       2,000,000      2,035,736
 02/01/12    5.000%              Aa3/AA       2,000,000      1,992,522
 Knoxville
 Refunding & Improvement, MBIA
 05/01/07    5.250%             Aaa/AAA       3,000,000      3,086,487
 05/01/08    5.300%             Aaa/AAA       1,350,000      1,385,686
 Lawrence County
 08/01/99    5.900%, AMBAC      Aaa/AAA       1,000,000      1,002,022
 Maury County
 04/01/07    5.125%, AMBAC      Aaa/AAA       2,000,000      2,035,712
 Memphis
 08/01/06    5.200%              Aa/AA          500,000        518,270
 10/01/10    4.375%              Aa2/AA       2,500,000      2,369,662
 11/01/10    5.200%               Aa/AA       1,000,000      1,019,467
 07/01/12    5.250%               Aa/AA       3,000,000      3,036,480
 11/01/13    5.250%               Aa/AA       1,000,000      1,005,366
 Metropolitan Nashville & Davidson
 12/01/06    6.600%               Aa/AA       1,350,000      1,395,313
 05/15/07    5.700%               Aa/AA       1,000,000      1,050,951
 12/01/07    5.000%               Aa/AA       1,000,000      1,025,518
 11/15/10    5.125%              Aa2/AA         500,000        506,285
 11/15/11    5.125%              Aa2/AA       1,000,000      1,005,859
 Monroe County
 05/01/03    5.200%, AMBAC      Aaa/AAA         500,000        516,760
 05/01/06    5.250%, FSA         Aaa/NR       1,500,000      1,561,000


    The accompanying notes are an integral part of the financial statements.
8  -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

 TENNESSEE TAX-FREE PORTFOLIO
 PORTFOLIO OF INVESTMENTS (CONTINUED)
 June 30, 1999
 (Showing Percentage of Total Value of Investments)

 Due                          Bond Rating     Principal       Value
 Date        Coupon            Moody/S&P       Amount        (Note 1)
 ----        ------          ------------     ---------      --------
 TENNESSEE MUNICIPAL OBLIGATIONS - 95.1%
 GENERAL OBLIGATION BONDS - 46.3%
 Murfreesboro
 05/01/00    6.250%               A1/NR      $  250,000     $  255,123
 08/01/04    5.500%               A1/NR       1,000,000      1,037,681
 Oak Ridge
 07/01/08    5.400%               Aa/A+       1,000,000      1,030,885
 07/01/10    5.550%               Aa/A+         500,000        515,159
 Putnam County, MBIA
 04/01/05    5.250%             Aaa/AAA       3,000,000      3,097,362
 04/01/07    5.100%             Aaa/AAA       1,540,000      1,565,964
 Rutherford County
 04/01/08    5.200%             Aa3/AA-       2,000,000      2,044,566
 04/01/09    5.250%             Aa3/AA-         500,000        512,808
 Sevier County
 04/01/08    5.250%, FGIC       Aaa/AAA         750,000        776,117
 Shelby County
 04/01/03    5.000%             Aa2/AA+         500,000        512,500
 03/01/04    5.550%             Aa2/AA+       1,000,000      1,026,199
 04/01/09    5.500%             Aa3/AA+       1,125,000      1,160,057
 04/01/09    5.500%              NR/AA+         375,000        395,331
 06/01/09    5.625%             Aa2/AA+       1,000,000      1,056,184
 11/01/09    5.300%             Aa2/AA+       3,000,000      3,117,951
 04/01/10    5.500%             Aa2/AA+         750,000        790,414
 04/01/14    5.625%              NR/AA+       2,000,000      2,053,062
 Tennessee State
 06/01/05    6.700%             Aaa/AAA       1,000,000      1,062,503
 03/01/06    5.300%             Aaa/AAA       2,500,000      2,616,923
 05/01/06    5.000%             Aaa/AAA         600,000        615,674
 03/01/07    5.400%             Aaa/AAA       1,740,000      1,828,636
 05/01/08    5.000%             Aaa/AAA       5,000,000      5,089,030
 05/01/09    4.750%             Aaa/AAA       2,000,000      1,987,464
 05/01/11    5.000%             Aaa/AAA       4,000,000      4,013,924
 05/01/13    5.300%             Aaa/AAA         750,000        761,066
 Tipton County
 04/01/12    5.250%, AMBAC       Aaa/NR         500,000        509,521
 Weakley County
 05/01/09    5.000%, FGIC       Aaa/AAA         350,000        350,678
 White House
 02/01/12    5.300%, MBIA       Aaa/AAA       1,000,000      1,009,260
 Williamson County
 04/01/06    5.500%              Aa1/NR       2,000,000      2,077,638
 05/01/10    4.800%              Aa1/NR       1,000,000        991,606
 Wilson County
 03/30/07    5.000%, FSA         Aaa/NR       2,000,000      2,025,486
 04/01/07    5.250%               A1/NR       1,000,000      1,032,965
 06/01/13    5.500%, FGIC       Aaa/AAA         500,000        518,780
                                                          --------------

 TOTAL GENERAL OBLIGATION BONDS                             98,772,995
                                                          --------------

 REVENUE BONDS - 48.8%
 AIRPORT AUTHORITY - 1.2%
 Memphis  - Shelby County
 09/01/12    5.350%            Baa2/BBB         500,000        501,838
 Metropolitan Nashville
 07/01/08    4.600%, FGIC       Aaa/AAA       2,000,000      1,972,470
                                                          --------------

 TOTAL AIRPORT AUTHORITY                                     2,474,308
                                                          --------------

 TENNESSEE MUNICIPAL OBLIGATIONS (CONTINUED)
 REVENUE BONDS (CONTINUED)
 HEALTH & EDUCATION - 19.1%
 Anderson County
 Methodist Medical Center
 07/01/05    5.500%               A1/NR      $1,400,000     $1,440,949
 07/01/08    5.700%               A1/NR       1,000,000      1,028,027
 Blount County
 07/01/09    5.250%             Baa1/NR       2,765,000      2,752,248
 Bradley County
 03/01/06    5.300%, MBIA       Aaa/AAA         500,000        515,750
 03/01/10    4.250%,FGIC        Aaa/AAA       4,065,000      3,856,970
 Bristol
 Memorial Hospital
 09/01/13    5.125%, FGIC       Aaa/AAA       1,500,000      1,468,834
 Chattanooga-Hamilton
 10/01/04    5.375%, FSA        Aaa/AAA       2,000,000      2,072,876
 Franklin
 09/01/09    4.750%               NR/A+       2,150,000      2,115,824
 Jackson
 04/01/06    5.300%               A1/A+       1,000,000      1,023,260
 04/01/07    5.300%               A1/A+       2,000,000      2,057,426
 04/01/10    5.500%, AMBAC      Aaa/AAA         400,000        412,690
 Johnson City
 07/01/09    5.125%, MBIA        NR/AAA       5,705,000      5,749,425
 Knox County
 Ft. Sanders
 01/01/04    7.000%, MBIA       Aaa/AAA         500,000        518,550
 Knox County
 Baptist Health
 04/15/02    4.600%, AMBAC      Aaa/AAA         500,000        503,877
 04/15/11    5.500%, CONLEE      NR/AAA       3,000,000      3,112,413
 Metropolitan Nashville & Davidson
 Baptist Hospital
 11/01/05    5.000%, MBIA       Aaa/AAA       1,000,000      1,016,212
 Metropolitan Nashville & Davidson
 Meharry
 12/01/04    7.875%              Aaa/NR         210,000        231,387
 Shelby County
 Methodist Healthcare, MBIA
 04/01/02    5.000%             Aaa/AAA       2,700,000      2,749,100
 04/01/03    5.000%             Aaa/AAA       2,000,000      2,039,574
 08/01/06    4.350%              NR/AAA       2,335,000      2,287,518
 08/01/12    5.500%             Aaa/AAA       2,000,000      2,051,040
 Sullivan County
 Holston Valley Healthcare, MBIA
 02/15/09    7.200%             Aaa/AAA         750,000        781,786
 02/15/13    5.750%             Aaa/AAA       1,000,000      1,031,373
                                                          --------------

 TOTAL HEALTH & EDUCATION                                   40,817,109
                                                          --------------

 HOUSING - 0.9%
 Metropolitan Nashville & Davidson
 Multi-Family Housing
 02/01/21    5.200%, FSA         NR/AAA       1,000,000      1,032,885
 Tennessee Housing
 Development Agency
 07/01/03    6.700%              Aa2/AA         190,000        197,640
 01/01/11    5.800%              Aa2/AA         400,000        417,372
 07/01/13    5.800%              Aa2/AA         350,000        359,440
                                                          --------------

 TOTAL HOUSING                                               2,007,337
                                                          --------------


    The accompanying notes are an integral part of the financial statements. ----------------------------------------------------------------------------- 9

--------------------------------------------------------------------------------
FIRST FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

 TENNESSEE TAX-FREE PORTFOLIO
 PORTFOLIO OF INVESTMENTS (CONTINUED)
 June 30, 1999
 (Showing Percentage of Total Value of Investments)

 Due                          Bond Rating     Principal       Value
 Date        Coupon            Moody/S&P       Amount        (Note 1)
 ----        ------          ------------     ---------      --------
 TENNESSEE MUNICIPAL OBLIGATIONS (CONTINUED)
 REVENUE BONDS (CONTINUED)
 INDUSTRIAL DEVELOPMENT - 0.8%
 Hamilton County
 09/01/01    5.300%, FGIC       Aaa/AAA     $ 1,000,000    $ 1,022,105
 Memphis - Shelby County
 03/15/05    5.400%              NR/AA-         650,000        680,114
                                                          --------------

 TOTAL INDUSTRIAL DEVELOPMENT                                1,702,219
                                                          --------------

 PUBLIC BUILDING AUTHORITY - 1.3%
 Gatlinburg
 12/01/01    6.500%, AMBAC      Aaa/AAA         500,000        526,527
 Johnson City
 09/01/14    5.000%, MBIA       Aaa/AAA       1,000,000        977,069
 Sevier County, AMBAC
 09/01/06    5.500%             Aaa/AAA         775,000        807,389
 09/01/10    5.400%              Aaa/NR         500,000        514,327
                                                          --------------

 TOTAL PUBLIC BUILDING AUTHORITY                             2,825,312
                                                          --------------

 STATE AUTHORITY - 3.9%
 Tennessee State Local
 Development Authority
 03/01/02    6.600%              A2/AA-         250,000        264,891
 10/01/02    5.600%                NR/A         400,000        416,092
 03/01/03    6.700%              A2/AA-         750,000        795,872
 03/01/05    5.500%              A2/AA-       2,500,000      2,635,578
 03/01/14    5.125%, MBIA       Aaa/AAA       2,000,000      1,971,472
 10/01/14    6.450%                NR/A       1,000,000      1,094,728
 Tennessee State School
 Board Authority
 05/01/11    5.500%               A1/AA         500,000        524,088
 05/01/11    6.875%               A1/AA         500,000        521,189
                                                          --------------

 TOTAL STATE AUTHORITY                                       8,223,910
                                                          --------------

 UTILITY - 21.6%
 Clarksville
 Water, Sewer & Gas, MBIA
 02/01/01    5.500%             Aaa/AAA         500,000        509,930
 02/01/10    5.300%              Aaa/NR         900,000        922,390
 Dickson
 Electric
 09/01/11    5.625%, MBIA       Aaa/AAA       1,000,000      1,059,527
 Fayetteville
 Electric
 04/01/11    5.250%                A/NR       1,750,000      1,769,673
 Franklin
 Water & Sewer
 09/01/11    5.000%              Aa2/NR         750,000        753,109
 Harpeth Valley
 Utility District
 09/01/03    5.250%                A1/A       1,000,000      1,034,305
 09/01/06    5.500%                A1/A         500,000        522,533
 09/01/11    5.500%                A1/A       1,650,000      1,689,692
 Johnson City
 Electric, MBIA
 05/01/10    5.400%             Aaa/AAA         500,000        513,463
 05/01/12    5.100%             Aaa/AAA       1,500,000      1,500,000
 Knox Chapman
 Water & Sewer
 01/01/04    5.500%, MBIA       Aaa/AAA         565,000        589,668
 Knoxville
 Electric
 07/01/12    5.700%              Aa3/AA      $  500,000     $  524,932
 Knoxville
 Gas
 03/01/03    5.300%              Aa3/AA       1,000,000      1,038,959
 03/01/14    5.350%              Aa3/AA       2,760,000      2,771,827
 Knoxville
 Waste Water
 04/01/01    4.375%              Aa3/AA       2,000,000      2,005,910
 La Follette
 Electric, AMBAC
 06/01/11    5.800%             Aaa/AAA         430,000        463,724
 03/01/15    5.250%              Aaa/NR       1,000,000      1,004,937
 La Vergne
 Water & Sewer
 03/01/14    5.400%               A1/NR         500,000        505,904
 Lawrenceburg
 Electric
 07/01/06    5.200%, MBIA       Aaa/AAA         345,000        354,985
 Lenoir City
 Electric, AMBAC
 06/01/07    5.000%              Aaa/NR       2,000,000      2,047,188
 06/01/08    5.000%              Aaa/NR       2,000,000      2,040,306
 Madison
 Utility District
 02/01/10    5.600%, MBIA       Aaa/AAA         500,000        523,197
 Memphis
 Electric
 01/01/03    5.800%              Aa/AAA       2,900,000      3,033,339
 01/01/10    5.000%              Aa/AAA       1,000,000      1,000,808
 Memphis
 Sanitation Sewer System
 01/01/05    5.250%             Aa2/AA+       2,250,000      2,328,122
 Metropolitan Nashville & Davidson
 Electric
 05/15/06    4.700%               Aa/AA       2,000,000      1,981,382
 Metropolitan Nashville & Davidson
 Water & Sewer
 01/01/08    5.000%, FGIC       Aaa/AAA       4,000,000      4,069,280
 01/01/13    5.200%, FGIC       Aaa/AAA       1,500,000      1,529,197
 01/01/15    5.750%, AMBAC      Aaa/AAA       1,000,000      1,053,505
 Rutherford County
 Water Works
 02/01/11    5.100%, FGIC        Aaa/NR         500,000        502,047
 Sevier County
 Gas
 05/01/11    5.400%, AMBAC       Aaa/NR       1,000,000      1,020,401
 Sumner County
 Solid Waste
 08/01/04    5.125%, AMBAC      Aaa/AAA       1,500,000      1,543,173
 Tennessee
 Energy Acquisitions
 09/01/05    4.400%, AMBAC      Aaa/AAA       4,000,000      3,942,456
                                                          --------------

 TOTAL UTILITY                                              46,149,869
                                                          --------------

 TOTAL REVENUE BONDS                                       104,200,064
                                                          --------------

 TOTAL TENNESSEE MUNICIPAL OBLIGATIONS
 (Cost $201,981,108)                                       202,973,059
                                                          --------------


    The accompanying notes are an integral part of the financial statements.
10  ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

 TENNESSEE TAX-FREE PORTFOLIO
 PORTFOLIO OF INVESTMENTS (CONTINUED)
 June 30, 1999
 (Showing Percentage of Total Value of Investments)

 Due                          Bond Rating     Principal       Value
 Date        Coupon            Moody/S&P       Amount        (Note 1)
 ----        ------          ------------     ---------      --------
 OTHER STATE MUNICIPAL OBLIGATIONS - 4.6%
 GENERAL OBLIGATION BONDS - 2.3%
 Austin, Texas
 09/01/06    7.000%               Aa/AA      $  750,000     $  780,035
 Harris County, Texas
 08/15/15    6.500%               NR/NR         300,000        324,985
 08/15/15    6.500%              Aa2/AA         785,000        838,674
 Indiana
 02/01/04    5.500%              NR/AAA         500,000        525,562
 Las Vegas, Nevada
 10/01/09    6.600%, FGIC       Aaa/AAA       1,000,000      1,078,445
 Louisiana State
 05/01/07    6.500%, AMBAC      Aaa/AAA       1,250,000      1,346,849
                                                          --------------

 TOTAL GENERAL OBLIGATIONS BONDS                             4,894,550
                                                          --------------

 REVENUE BONDS - 2.3%
 HEALTH & EDUCATION - 0.5%
 Wisconsin State
 Health & Education Facilities
 11/15/10    6.250%              NR/AA+       1,000,000      1,061,337
                                                          --------------

 TRANSPORTATION - 0.5%
 Indianapolis
 Public Improvement Transportation
 07/01/10    6.000%              Aa/AA-         950,000      1,013,237
                                                          --------------

 UTILITY - 1.3%
 Washington State
 Public Power Supply
 07/01/01    7.000%, FGIC       Aaa/AAA       1,250,000      1,314,841
 07/01/04    4.800%, MBIA       Aaa/AAA         500,000        503,757
 Wisconsin State
 Clean Water
 06/01/05    6.700%              NR/AA+       1,000,000      1,067,134
                                                          --------------

 TOTAL UTILITY                                               2,885,732
                                                          --------------

 TOTAL REVENUE BONDS                                         4,960,306
                                                          --------------

 TOTAL OTHER STATE MUNICIPAL OBLIGATIONS
   (Cost $9,288,450)                                         9,854,856
                                                          --------------


                                             Shares
                                             ------
 MONEY MARKET MUTUAL FUNDS - 0.3%
 Federated Tennessee Municipal
   Cash Trust                                646,370           646,370
                                                          --------------

 TOTAL MONEY MARKET MUTUAL FUNDS                               646,370
   (Cost $646,370)                                        --------------


 TOTAL INVESTMENTS - 100%
   (Cost $211,915,928)                                   $ 213,474,285
                                                          --------------
                                                          --------------

 The Portfolio had the following insurance concentration greater than 10% at June 30, 1999 (as a percentage of net assets):

 MBIA        20.0%
 FGIC        12.7%
 AMBAC       10.1%




 INCOME TAX INFORMATION:

 At June 30, 1999, the net unrealized appreciation based on cost for income tax purposes of $211,915,928 was as follows:

 Aggregate gross unrealized appreciation for all
 investments in which there was an excess of value
 over tax cost                                             $ 3,402,890

 Aggregate gross unrealized depreciation for all
 investments in which there was an excess of tax
 cost over value                                            (1,844,533)
                                                          --------------

 Net unrealized appreciation                               $ 1,558,357
                                                          --------------
                                                          --------------

 OTHER INFORMATION:

 Purchases and sales of securities, other than short-term securities, for the year ended June 30, 1999 aggregated $89,094,734 and $64,792,196, respectively.

 RATINGS:

 The Moody's and S&P ratings are believed to be the most recent ratings at June 30, 1999. Ratings are not covered by the Report of Independent Accountants.

 UNAUDITED INCOME TAX INFORMATION:

 Tennessee Tax-Free Portfolio had designated all dividends paid during the year as exempt-interest dividends. Thus, 100% of these distributions are exempt from Federal income tax.


    The accompanying notes are an integral part of the financial statements. ---------------------------------------------------------------------------- 11

--------------------------------------------------------------------------------
FIRST FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

 U.S. TREASURY MONEY MARKET PORTFOLIO
 PORTFOLIO OF INVESTMENTS
 June 30, 1999
 (Showing Percentage of Total Value of Investments)

 Due         Discount Rate or              Principal             Value
 Date        Coupon Rate                     Amount             (Note 1)
 ----        -----------                   ---------            --------
 U.S. TREASURY OBLIGATIONS - 57.8%
 U.S. TREASURY BILLS - 57.8%
 08/19/99    4.46%                       $  7,000,000         $  6,957,506
                                                              --------------

 TOTAL U.S. TREASURY OBLIGATIONS                                 6,957,506
                                                              --------------


                                          Maturity
                                            Amount
                                            ------
REPURCHASE AGREEMENTS - 42.2%
 Shearson Lehman, 4.75%, dated
 6/30/99, due 07/01/99, collateralized
 by $5,181,088 U.S. Treasury Bond,
 13.125%, due 05/15/01                      5,079,670            5,079,000
                                                              --------------

 TOTAL REPURCHASE AGREEMENTS                                     5,079,000
                                                              --------------

 TOTAL INVESTMENTS - 100%                                     $ 12,036,506
                                                              --------------
                                                              --------------

 INCOME TAX INFORMATION:

 Total cost for Federal income tax purposes - $12,036,506

 As of June 30, 1999, the U.S. Treasury Money Market Portfolio had capital loss carryovers of approximately $10,000, $8,000 and $3,000 available to offset capital gains to the extent provided in regulations, which will expire on June 30, 2005, June 30, 2006, and June 30, 2007, respectively.




 U.S. GOVERNMENT MONEY MARKET PORTFOLIO
 PORTFOLIO OF INVESTMENTS
 June 30, 1999
 (Showing Percentage of Total Value of Investments)


 Due         Discount Rate or              Principal             Value
 Date          Coupon Rate                   Amount             (Note 1)
 ----        ----------------              ---------            --------
 U.S. GOVERNMENT OBLIGATIONS - 94.7%
 FEDERAL FARM CREDIT BANK - 6.3%
 01/18/00    4.76%                       $  3,000,000         $  2,998,209
 02/01/00    4.80%                          3,000,000            2,999,023
                                                              --------------

 TOTAL FEDERAL FARM CREDIT BANK                                  5,997,232
                                                              --------------

 FEDERAL HOME LOAN BANK - 19.7%
 07/15/99    5.54%                          1,000,000              999,977
 07/15/99    5.54%                          1,000,000              999,978
 07/26/99    8.45%                          4,000,000            4,009,400
 09/03/99    5.10%                          3,000,000            2,999,620
 01/19/00    4.70%                          5,000,000            4,868,139
 04/14/00    4.96%                          5,000,000            4,998,033
                                                              --------------

 TOTAL FEDERAL HOME LOAN BANK                                   18,875,147
                                                              --------------

 FEDERAL HOME LOAN MORTGAGE CORP. - 5.2%
 07/01/99    4.97%                          5,000,000            5,000,000
                                                              --------------

 FEDERAL NATIONAL MORTGAGE ASSOCIATION - 63.5%
 07/06/99    4.93%                         20,000,000           19,986,306
 08/06/99    4.74%                         10,000,000            9,952,600
 09/03/99    4.88%                         15,000,000           14,869,867
 12/13/99    4.66%                          2,000,000            1,957,283
 01/27/00    5.43%                          2,000,000            2,006,954
 03/23/00    4.97%                          5,000,000            4,997,645
 06/22/00    4.98%                          7,000,000            6,996,637
                                                              --------------

 TOTAL FEDERAL NATIONAL
 MORTGAGE ASSOCIATION                                           60,767,292
                                                              --------------

 TOTAL U.S. GOVERNMENT OBLIGATIONS                              90,639,671
                                                              --------------


                                          MATURITY
                                            AMOUNT
                                            ------
REPURCHASE AGREEMENTS - 5.3%
 Shearson Lehman, 4.75%, dated
 6/30/99, due 07/01/99, collateralized
 by $5,160,598 U.S. Treasury Bond,
 8.375%, due 08/15/08                       5,059,668            5,059,000
                                                              --------------

 TOTAL REPURCHASE AGREEMENTS                                     5,059,000
                                                              --------------

 TOTAL INVESTMENTS - 100%                                     $ 95,698,671
                                                              --------------
                                                              --------------

 INCOME TAX INFORMATION:

 Total cost for Federal income tax purposes - $95,698,671

 As of June 30, 1999, the U.S. Government Money Market Portfolio had capital loss carryovers of approximately $7,000, and $1,000 available to offset capital gains to the extent provided in regulations, which will expire on June 30, 2005 and June 30, 2006, respectively.


    The accompanying notes are an integral part of the financial statements.
12  ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

 MUNICIPAL MONEY MARKET PORTFOLIO
 PORTFOLIO OF INVESTMENTS
 June 30, 1999
 (Showing Percentage of Total Value of Investments)

 Due         Discount Rate or         Principal        Value
 Date        Coupon Rate                 Amount      (Note 1)
 ----        -----------                 ------      --------
 MUNICIPAL BONDS & NOTES - 100.0%
 ALABAMA - 2.1%
 Columbia Pollution Control
 07/01/99    3.50%*                $  1,300,000  $  1,300,000
                                                 -------------
 ARIZONA - 2.4%
 Maricopa County, Pollution Control
 07/05/99    3.20%*                   1,500,000     1,500,000
                                                 -------------
 CALIFORNIA - 1.3%
 California Pollution Control
 Shell Oil
 07/01/99    3.35%*                     300,000       300,000
 07/01/99    2.85%*                     100,000       100,000
 07/01/99    3.30%*                     400,000       400,000
                                                 -------------

                                                      800,000
                                                 -------------
 FLORIDA - 4.1%
 Orlando
 Special Assessment
 07/07/99    3.45%*                   2,400,000     2,400,000
 Florida
 University Athletic Association
 07/01/99    3.60%*                     100,000       100,000
                                                 -------------

                                                    2,500,000
                                                 -------------
 GEORGIA - 7.4%
 Burke County
 Development Authority, Pollution Control
 11/28/99    3.45%                    2,100,000     2,100,000
 Cobb County Housing Authority
 Post Bridge Project
 07/07/99    3.35%*                     550,000       550,000
 Georgia
 Municipal Gas Authority
 07/07/99    3.50%*                   1,000,000     1,000,000
 Putnam County
 Development Authority, Pollution Control
 07/01/99    3.75%*                    200,000        200,000
 Smyrna Housing Authority
 Post Valley Project
 07/07/99    3.35%*                     700,000       700,000
                                                 -------------

                                                    4,550,000
                                                 -------------
 KANSAS - 5.0%
 City of Burlington
 Electric
 07/29/99    3.05%                    1,000,000     1,000,000
 Wyandotte County
 02/01/00    3.30%                    2,095,750     2,095,750
                                                 -------------

                                                    3,095,750
                                                 -------------
 LOUISIANA - 2.3%
 Lake Charles
 07/01/99    3.45%*                     100,000       100,000
 Louisiana
 Public Facilities, Hospital
 07/07/99    3.55%*                   1,300,000     1,300,000
                                                 -------------

                                                    1,400,000
                                                 -------------
 MARYLAND - 1.6%
 Montgomery County
 Development Authority, Pollution Control
 07/01/99    3.32%*                $  1,000,000  $  1,000,000
                                                 -------------
 MICHIGAN - 1.6%
 Michigan
 08/27/99    4.25%                    1,000,000     1,000,000
                                                 -------------
 MINNESOTA - 2.1%
 Minneapolis
 07/01/99    3.50%*                   1,300,000    1,300,000
                                                 -------------
 MISSISSIPPI - 1.3%
 Jackson County
 07/01/99    3.40%*                     800,000       800,000
                                                 -------------
 MISSOURI - 4.9%
 Columbia
 Capital Improvements
 02/01/00    5.10%                    1,000,000     1,009,679
 Kansas City
 Industrial Development
 07/07/99    3.50%*                   1,200,000     1,200,000
 Missouri State
 Environmental Improvement
 07/07/99    3.60%*                     800,000       800,000
                                                 -------------

                                                    3,009,679
                                                 -------------
 NEVADA - 1.6%
 Clark County, Airport Authority
 07/07/99    3.30%*                     980,000       980,000
                                                 -------------
 NEW JERSEY - 7.8%
 New Jersey Economic Development
 Water
 07/01/99    3.10%*                   2,800,000     2,800,000
 New Jersey
 Sports & Expo
 07/01/99    3.65%*                     200,000       200,000
 Salem County
 Pollution Control
 07/01/99    3.30%*                     800,000       800,000
 South Jersey
 Transportation Authority
 11/03/99    2.95%                    1,000,000     1,000,000
                                                 -------------

                                                    4,800,000
                                                 -------------
 NEW YORK - 12.3%
 New York City
 07/07/99    3.30%*                   1,700,000     1,700,000
 New York City
 07/01/99    4.00%*                   1,300,000    1,300,000
 New York City
 07/01/99    4.00%*                   1,800,000     1,800,000
 New York City
 07/01/99    4.00%*                   1,200,000     1,200,000
 New York City Housing Development
 07/07/99    3.20%*                   1,000,000     1,000,000
 New York State Energy
 07/01/99    3.45%*                     300,000       300,000


    The accompanying notes are an integral part of the financial statements.
----------------------------------------------------------------------------  13


--------------------------------------------------------------------------------
FIRST FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

 MUNICIPAL MONEY MARKET PORTFOLIO
 PORTFOLIO OF INVESTMENTS
 June 30, 1999
 (Showing Percentage of Total Value of Investments)

 Due         Discount Rate or         Principal        Value
 Date        Coupon Rate                 Amount      (Note 1)
 ----        -----------                 ------      --------
 MUNICIPAL BONDS & NOTES (CONTINUED)
 NEW YORK (CONTINUED)
 New York City
 Water & Sewer System
 07/01/99    3.55%*                  $  300,000    $  300,000
                                                 -------------

                                                    7,600,000
                                                 -------------
 OHIO - 7.8%
 Loveland
 City School District
 12/01/99    3.20%                      620,000      620,000
 Medina County Housing
 Oaks at Medina
 07/01/99    3.62%*                   1,800,000     1,800,000
 Ohio State Development Authority
 Air Quality
 07/01/99    3.50%*                     300,000       300,000
 Ohio State Building Authority
 10/01/99    4.00%                    1,340,000     1,342,761
 Perrysburg Ohio
 12/01/99    3.20%                      735,000       735,000
                                                 -------------

                                                    4,797,761
                                                 -------------
 OREGON - 2.4%
 Portland
 12/15/99    3.75%                    1,500,000     1,503,696
                                                 -------------

 PENNSYLVANIA - 5.8%
 Pennsylvania State
 Higher Education
 07/07/99    3.70%*                   2,000,000     2,000,000
 07/07/99    3.70%*                   1,100,000     1,100,000
 Washington County
 Higher Education
 07/07/99    3.45%*                     500,000       500,000
                                                 -------------

                                                    3,600,000
                                                 -------------
 RHODE ISLAND - 4.1%
 Rhode Island
 07/07/99    3.40%*                   2,500,000     2,500,000
                                                 -------------
 SOUTH CAROLINA - 5.7%
 York County
 Pollution Control
 08/15/99    2.75%*                   1,000,000     1,000,000
 Piedmont
 Power Agency
 07/07/99    3.55%*                   2,500,000    2,500,000
                                                 -------------

                                                    3,500,000
                                                 -------------
 TENNESSEE - 8.9%
 Chattanooga Health, Education & Housing
 Baylor
 07/07/99    3.75%*                   1,110,000     1,110,000
 Clarksville Public Building Authority
 07/01/99    3.80%*                   1,310,000     1,310,000
 Memphis
 07/07/99    3.55%*                     500,000       500,000
 07/07/99    3.55%*                     700,000       700,000
 Metro. Gov't Nashville
 Airport
 07/07/99    3.50%*                     800,000       800,000

 Washington County
 Industrial Development Springbrook
 Property
 07/07/99    3.75%*                $  1,050,000  $  1,050,000
                                                 -------------

                                                    5,470,000
                                                 -------------
 TEXAS - 1.8%
 Harris County
 10/08/99    3.20%                    1,100,000     1,100,000
                                                 -------------

 UTAH - 0.8%
 Salt Lake City
 Utility
 07/07/99    3.50%*                     500,000       500,000
                                                 -------------

 VIRGINIA - 2.8%
 Lynchburg
 Industrial Development
 07/07/99    3.55%*                   1,700,000     1,700,000
                                                 -------------

 WASHINGTON - 2.1%
 Snohomish County
 Public Utilities
 07/07/99    3.30%*                   1,300,000     1,300,000
                                                 -------------

 TOTAL MUNICIPAL BONDS & NOTES                     61,606,886
                                                 -------------

 TOTAL INVESTMENTS - 100%                        $ 61,606,886
                                                 -------------
                                                 -------------

 *Floating or variable rate security - rate disclosed as of June 30, 1999.
  Maturity date represents the next interest rate reset.

 INCOME TAX INFORMATION:

 Total cost for Federal income tax purposes - $61,606,886

 As of June 30, 1999, the Municipal Money Market Portfolio had capital loss carryovers of approximately $3,000, and $1,000 available to offset capital gains to the extent provided in regulations, which will expire on June 30, 2002 and June 30, 2006, respectively.

 UNAUDITED INCOME TAX INFORMATION:

 Municipal Money Market Portfolio had designated all dividends paid during the year as exempt-interest dividends. Thus, 100% of these distributions are exempt from Federal income tax.


    The accompanying notes are an integral part of the financial statements.
14  ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

 CASH RESERVE PORTFOLIO
 PORTFOLIO OF INVESTMENTS
 June 30, 1999
 (Showing Percentage of Total Value of Investments)

 Due         Discount Rate or         Principal        Value
 Date        Coupon Rate                 Amount      (Note 1)
 ----        -----------                 ------      --------
 CERTIFICATE OF DEPOSIT - 2.2%
 Nationsbank Carolinas
 01/06/00    5.00%                 $  2,000,000  $  1,999,800
                                                 -------------
 COMMERCIAL PAPER - 53.7%
 ASSET-BACKED SECURITIES - 11.4%
 CXC, Inc.
 11/10/99    4.90%                    4,000,000     3,928,133
 Enterprise Funding Corp.
 09/24/99    5.25%                    3,681,000     3,635,371
 Moriarty Ltd.
 08/16/99    5.30%                    3,000,000     2,979,683
                                                 -------------

                                                   10,543,187
                                                 -------------
 CONSUMER GOODS - 4.4%
 Gillette Co.
 07/01/99    5.70%                    4,000,000     4,000,000
                                                 -------------

 CONSUMER NON-DURABLE - 4.3%
 Golden Peanut Co.
 07/23/99    4.82%                    4,000,000     3,988,218
                                                 -------------
 ENERGY - 3.2%
 Alleghny Energy
 08/03/99    4.84%                    3,000,000     2,986,690
                                                 -------------
 ENTERTAINMENT - 3.2%
 Walt Disney Co.
 09/14/99    4.89%                    3,000,000     2,969,438
                                                 -------------
 PERSONAL CREDIT INSTITUTIONS - 18.3%
 American Express Credit Corp.
 09/27/99    4.80%                    4,000,000     3,953,067
 HD Real Estate Funding Corp.
 07/06/99    4.83%                    4,000,000     3,997,317
 Prudential Funding Corp.
 07/16/99    4.75%                    4,000,000     3,992,083
 USAA Capital Corp.
 08/26/99    4.79%                    5,000,000     4,962,744
                                                 -------------

                                                   16,905,211
                                                 -------------
 TELECOMMUNICATION - 4.3%
 Compagnie Financial Alcatel
 09/08/99    4.84%                    4,000,000     3,962,893
                                                 -------------
 UTILITIES - 4.6%
 National Rural Utilities Cooperative
 09/17/99    4.93%                    4,295,000     4,249,122
                                                 -------------

 TOTAL COMMERCIAL PAPER                            49,604,759
                                                 -------------
 VARIABLE RATE NOTES - 35.7%
 ASSET-BACKED SECURITIES - 4.3%
 SMM Trust 1999-E
 01/05/00    4.98%*                   4,000,000     4,000,000
                                                 -------------
 BEVERAGES - 4.3%
 Pepsico,Inc.
 08/19/99    4.84%*                   4,000,000     3,997,810
                                                 -------------
 BROKER/DEALERS - 5.4%
 Goldman Sachs Group 144A**
 01/07/00    5.20%*                $  5,000,000  $  5,004,872
                                                 -------------
 CHEMICAL & ALLIED PRODUCTS - 4.3%
 Dow Chemical Co.
 03/15/00    5.04%*                   4,000,000     3,998,954
                                                 -------------
 FINANCIAL SERVICES - 8.7%
 First National Bank Chicago
 07/27/99    5.02%*                   4,000,000     3,999,832
 Key Bank
 06/14/00    5.04%*                   4,000,000     3,997,747
                                                 -------------

                                                    7,997,579
                                                 -------------
 SHORT-TERM BUSINESS CREDIT INSTITUTIONS - 8.7%
 Caterpillar Financial Services
 09/01/99    5.06%*                   3,000,000     2,999,688
 Texaco Capital Corp.
 05/03/00    4.85%*                   5,000,000     4,995,870
                                                 -------------

                                                    7,995,558
                                                 -------------

 TOTAL VARIABLE RATE NOTES                         32,994,773
                                                 -------------

                                       Maturity
                                         Amount
                                         ------
REPURCHASE AGREEMENTS - 8.4%
 Shearson Lehman, 4.75%, dated
 6/30/99, due 07/01/99, collateralized
 by $7,909,860 U.S. Treasury Note,
 5.25%, due 01/31/01                  7,750,022     7,749,000
                                                 -------------

 TOTAL REPURCHASE AGREEMENTS                        7,749,000
                                                 -------------

 TOTAL INVESTMENTS - 100%                        $ 92,348,332
                                                 -------------
                                                 -------------

 *Floating or variable rate security - rate disclosed as of June 30, 1999. Maturity date represents the next interest rate reset.

 **Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1999, these securities amounted to a value of $9,004,872 or 9.8% of net assets.

 INCOME TAX INFORMATION:

Total cost for income tax purposes - $92,348,332

    The accompanying notes are an integral part of the financial statements. ---------------------------------------------------------------------------- 15

--------------------------------------------------------------------------------
FIRST FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
 June 30, 1999

                                                       GROWTH & INCOME   CAPITAL APPRECIATION
                                                           PORTFOLIO           PORTFOLIO
                                               ------------------------------------------------
ASSETS:
Investments, at value (cost-see below) (Note 1)         $ 969,195,192       $  34,484,285
Receivable for investments sold                                     0           1,889,986
Receivable for portfolio shares sold                        1,227,270              26,833
Dividends receivable                                          723,752               1,947
Interest receivable                                           193,272               3,850
Other assets                                                   37,935                 123
                                               ------------------------------------------------
       Total assets                                       971,377,421          36,407,024
                                               ------------------------------------------------

LIABILITIES:
Payable for investments purchased                                   0              56,045
Payable for portfolio shares redeemed                       1,068,273               2,529
Accrued management fee                                        390,628              19,992
Accrued administration fee                                    114,705               4,291
Accrued co-administration fee                                  38,799               1,497
Accrued 12b-1 fee                                             103,593                 392
Accrued shareholder servicing fee                              61,573                 865
Other payables and accrued expenses                           191,251              74,891
                                               ------------------------------------------------
       Total liabilities                                    1,968,822             160,502
                                               ------------------------------------------------
NET ASSETS                                              $ 969,408,599       $  36,246,522
                                               ------------------------------------------------
                                               ------------------------------------------------

NET ASSETS CONSIST OF:
Paid in capital                                         $ 523,273,950       $  36,726,291
(Over) distributed net investment income                       (2,321)                  0
Accumulated net realized gain (loss) on
   investments                                             74,129,620          (3,152,090)
Net unrealized appreciation
   in value of investments                                372,007,350           2,672,321
                                               ------------------------------------------------
NET ASSETS                                              $ 969,408,599       $  36,246,522
                                               ------------------------------------------------
                                               ------------------------------------------------

COST OF INVESTMENTS                                     $ 597,187,842       $  31,811,964
                                               ------------------------------------------------
                                               ------------------------------------------------

NET ASSET VALUE PER SHARE
Net Assets
   Class I                                              $ 790,985,005       $  33,802,764
   Class II                                             $  82,895,786       $   2,051,458
   Class III                                            $  95,527,808       $     392,300
                                               ------------------------------------------------
Shares outstanding of $.001 par value capital
   stock, unlimited shares authorized
   Class I                                                 30,120,221           3,297,147
   Class II                                                 3,151,997             201,150
   Class III                                                3,674,485              39,066
                                               ------------------------------------------------
Net Asset Value and redemption price per
   share
   Class I                                              $       26.26       $       10.25
   Class II                                             $       26.30       $       10.20
   Class III                                            $       26.00       $       10.04
                                               ------------------------------------------------
Maximum offering price per share
   Class I (no sales charge)                            $       26.26       $       10.25
   Class II (net asset value plus maximum
      sales charge of 5.75% of offering price)          $       27.90       $       10.82
   Class III (no sales charge)                          $       26.00       $       10.04
                                               ------------------------------------------------

    The accompanying notes are an integral part of the financial statements.
16  ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
 June 30, 1999

                                                          BOND          INTERMEDIATE BOND  TENNESSEE TAX-FREE
                                                        PORTFOLIO           PORTFOLIO          PORTFOLIO
                                                 ------------------------------------------------------------
ASSETS:
Investments, at value (cost-see below) (Note 1)      $ 228,684,753       $ 220,628,245       $ 213,474,285
Receivable for portfolio shares sold                       257,333              68,756             234,072
Interest receivable                                      4,086,496           3,628,206           3,296,612
Other assets                                                 8,880               6,851               5,787
                                                 ------------------------------------------------------------
       Total assets                                    233,037,462         224,332,058         217,010,756
                                                 ------------------------------------------------------------
LIABILITIES:
Payable for portfolio shares redeemed                      211,168             132,760             116,010
Dividends payable                                          382,332             613,284             713,365
Accrued advisory fee                                        27,014                   0                   0
Accrued administration fee                                  27,865              28,154              26,885
Accrued co-administration fee                                9,284               9,370               9,043
Accrued 12b-1 fee                                            3,117                 760              13,007
Accrued shareholder servicing fee                            3,015               1,149               1,903
Other payables and accrued expenses                         77,532              94,414              80,582
                                                 ------------------------------------------------------------
       Total liabilities                                   741,327             879,891             960,795
                                                 ------------------------------------------------------------
NET ASSETS                                           $ 232,296,135       $ 223,452,167       $ 216,049,961
                                                 ------------------------------------------------------------
                                                 ------------------------------------------------------------

NET ASSETS CONSIST OF:
Paid in capital                                      $ 234,905,855       $ 226,798,325       $ 214,203,208
(Over) Undistributed net investment income                (102,903)            106,973              32,059
Accumulated net realized gain (loss) on
   investments                                             822,212             (84,847)            256,337
Net unrealized appreciation/(depreciation)
     in value of investments                            (3,329,029)         (3,368,284)          1,558,357
                                                 ------------------------------------------------------------
NET ASSETS                                           $ 232,296,135       $ 223,452,167       $ 216,049,961
                                                 ------------------------------------------------------------
                                                 ------------------------------------------------------------

COST OF INVESTMENTS                                  $ 232,013,782       $ 223,996,529       $ 211,915,928
                                                 ------------------------------------------------------------
                                                 ------------------------------------------------------------

NET ASSET VALUE PER SHARE
Net Assets
   Class I                                           $ 224,467,375       $ 219,298,250       $ 185,444,976
   Class II                                          $   5,172,317       $   3,057,193       $  13,227,267
   Class III                                         $   2,656,443       $   1,096,724       $  17,377,718
                                                 ------------------------------------------------------------
Shares outstanding of $.001 par value capital
   stock, unlimited shares authorized
   Class I                                              22,826,492          22,430,873          18,389,570
   Class II                                                527,471             312,689           1,308,965
   Class III                                               270,691             112,205           1,721,629
                                                 ------------------------------------------------------------
Net Asset Value and redemption price per
   share
   Class I                                           $        9.83       $        9.78       $       10.08
   Class II                                          $        9.81       $        9.78       $       10.11
   Class III                                         $        9.81       $        9.77       $       10.09
                                                 ------------------------------------------------------------
Maximum offering price per share
   Class I (no sales charge)                         $        9.83       $        9.78       $       10.08
   Class II (net asset value plus maximum
      sales charge of 3.75%, 2.50% and 2.50%,
      respectively, of offering price)               $       10.19       $       10.03       $       10.37
   Class III (no sales charge)                       $        9.81       $        9.77       $       10.09
                                                 ------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements. -------------------------------------------------------------------------- 17

--------------------------------------------------------------------------------
FIRST FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 1999

                                              U.S. TREASURY         U.S. GOVERNMENT          MUNICIPAL                CASH
                                              MONEY MARKET           MONEY MARKET          MONEY MARKET              RESERVE
                                                PORTFOLIO              PORTFOLIO             PORTFOLIO              PORTFOLIO
                                            -----------------------------------------------------------------------------------
ASSETS:
Investments, at value (1)(Note 1)            $ 12,036,506           $ 95,698,671           $ 61,606,886          $ 92,348,332
Cash                                                  217                    679                 47,872                   719
Receivable for portfolio shares sold               95,280                 10,000                      0                43,608
Interest receivable                                   670                487,507                293,186               228,595
Other assets                                            0                  3,095                  1,741                 1,530
                                            -----------------------------------------------------------------------------------
       Total assets                            12,132,673             96,199,952             61,949,685            92,622,784
                                            -----------------------------------------------------------------------------------
LIABILITIES:
Payable for portfolio shares redeemed             106,280                      0                      0               115,944
Dividends payable                                  26,334                348,715                129,711               113,117
Accrued management fee                                 50                  7,718                  4,779                 7,866
Accrued administration fee                              0                  5,781                  3,573                 5,896
Accrued co-administration fee                           0                  1,974                  1,355                 1,973
Accrued 12b-1 fee                                   3,629                    759                  1,754                24,370
Other payables and accrued expenses                26,847                 82,205                 37,807                41,795
                                            -----------------------------------------------------------------------------------
       Total liabilities                          163,140                447,152                178,979               310,961
                                            -----------------------------------------------------------------------------------
NET ASSETS                                   $ 11,969,533           $ 95,752,800           $ 61,770,706          $ 92,311,823
                                            -----------------------------------------------------------------------------------
                                            -----------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Paid in capital                              $ 11,987,217           $ 95,761,396           $ 61,774,616          $ 92,311,584
Undistributed net investment income                    73                    331                      0                    22
Accumulated net realized gain (loss)
   on investments                                 (17,757)                (8,927)                (3,910)                  217
                                            -----------------------------------------------------------------------------------
NET ASSETS                                   $ 11,969,533           $ 95,752,800           $ 61,770,706          $ 92,311,823
                                            -----------------------------------------------------------------------------------
                                            -----------------------------------------------------------------------------------

NET ASSET VALUE, offering price and
    redemption price per share (2)                  $1.00                  $1.00                  $1.00                 $1.00
                                            -----------------------------------------------------------------------------------
                                            -----------------------------------------------------------------------------------


(1) Including repurchase agreements for the U.S. Treasury Money Market, U.S. Government Money Market, Municipal Money Market, and Cash Reserve Portfolios in the amounts of $5,079,000, $5,059,000, $0 and $7,749,000, respectively.

(2)                                                                      Shares Outstanding
                                                            Net      ($.001 par value, unlimited
                                                           Assets          shares authorized)
                                                           ------          ------------------
     U.S. Treasury Money Market
        Class I                                       $  7,308,801             7,319,337
        Class III                                        4,660,732             4,667,880
     U.S. Government Money Market
        Class I                                         94,078,760            94,087,450
        Class III                                        1,674,040             1,673,946
     Municipal Money Market
        Class I                                         56,437,737            56,441,658
        Class III                                        5,332,969             5,332,958
     Cash Reserve
        Class I                                         29,351,279            29,350,610
        Class III                                       62,960,544            62,960,974

    The accompanying notes are an integral part of the financial statements.
18  ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
For the Year Ended June 30, 1999

                                          GROWTH & INCOME   CAPITAL APPRECIATION
                                             PORTFOLIO           PORTFOLIO
                                       -----------------------------------------
INVESTMENT INCOME:
Dividends                                $   9,964,502        $      38,676
Interest                                     1,458,579               58,656
                                       -----------------------------------------
       Total investment income              11,423,081               97,332
                                       -----------------------------------------
EXPENSES:
Management fee (Note 3)                      5,385,198              283,135
Administration fee (Note 4)                  1,242,738               49,965
Co-administration fee (Note 4)                 414,246               16,655
Fund accounting/Transfer agent fee:
    Class I                                    376,587               42,189
    Class II                                    59,002                3,460
    Class III                                  103,510                  725
Blue Sky fee:
    Class I                                     19,949                4,151
    Class II                                     6,325                  659
   Class III                                     6,905                  444
Distribution fee:
   Class III                                   618,981                3,018
Shareholder servicing fee:
   Class II                                    153,178                3,906
   Class III                                   206,312                1,006
Custodian fee                                  148,962               26,618
Trustees fee                                    35,859                1,868
Registration fee                                29,314                9,335
Audit                                           27,877               29,014
Legal                                           30,849                1,630
Reports to Shareholders                         45,915                2,613
Miscellaneous                                   57,714               10,831
                                       -----------------------------------------
   Total expenses before waiver              8,969,421              491,222
Waiver of expenses (Note 5)                 (1,242,738)             (49,965)
                                       -----------------------------------------
   Net expenses                              7,726,683              441,257
                                       -----------------------------------------

NET INVESTMENT INCOME (LOSS)                 3,696,398             (343,925)
                                       -----------------------------------------

Net realized gain (loss) on investments     88,739,605           (3,081,885)
Change in net unrealized appreciation/
   depreciation                            104,769,457            2,466,249
                                       -----------------------------------------
Net gain (loss) on investments             193,509,062             (615,636)
                                       -----------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                       $ 197,205,460        $    (959,561)
                                       -----------------------------------------
                                       -----------------------------------------


    The accompanying notes are an integral part of the financial statements. -------------------------------------------------------------------------- 19

--------------------------------------------------------------------------------
FIRST FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
For the Year Ended June 30, 1999

                                                    BOND     INTERMEDIATE BOND  TENNESSEE TAX-FREE
                                                 PORTFOLIO        PORTFOLIO         PORTFOLIO
                                           --------------------------------------------------------
INTEREST INCOME                               $ 14,354,402      $ 13,135,687      $ 10,297,638
                                           --------------------------------------------------------
EXPENSES:
Management fee (Note 3)                          1,272,593         1,073,039         1,061,111
Administration fee (Note 4)                        347,071           321,911           318,333
Co-administration fee (Note 4)                     115,690           107,304           106,111
 Fund accounting/Transfer agent fee:
    Class I                                        142,478           133,783           133,654
    Class II                                         2,570             2,033            10,212
    Class III                                        6,529               517            18,683
 Blue Sky fee:
    Class I                                          6,502             8,047               752
    Class II                                         2,887             1,537               752
   Class III                                         1,280               368               752
Distribution fee:
   Class III                                        18,928             4,880           122,030
Shareholder servicing fee:
   Class II                                          9,204             6,048             7,085
   Class III                                         6,306             1,619                 0
Custodian fee                                       39,615            35,739            41,435
Trustees fee                                        10,300            13,121             9,879
Registration fee                                    28,446            28,070            34,844
Audit                                               25,483            47,263            26,493
Legal                                                9,876            30,202            29,134
Reports to Shareholders                             16,155            19,485            18,784
Miscellaneous                                        9,710            20,196            18,959
                                           --------------------------------------------------------
   Total expenses before waiver                  2,071,623         1,855,162         1,959,003
Waiver of expenses (Note 5)                       (929,906)       (1,077,244)       (1,101,788)
Fees reimbursed by administrator                         0                 0           (24,476)
                                           --------------------------------------------------------
   Net expenses                                  1,141,717           777,918           832,739
                                           --------------------------------------------------------

NET INVESTMENT INCOME                           13,212,685        12,357,769         9,464,899
                                           --------------------------------------------------------

Net realized gain on investments                 1,106,799           157,324           352,760
Change in net unrealized appreciation/
   depreciation                                 (9,618,801)       (5,299,490)       (4,927,848)
                                           --------------------------------------------------------
Net loss on investments                         (8,512,002)       (5,142,166)       (4,575,088)
                                           --------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS    $  4,700,683      $  7,215,603      $  4,889,811
                                           --------------------------------------------------------
                                           --------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.
20  ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
For the Year Ended June 30, 1999

                                              U.S. TREASURY         U.S. GOVERNMENT          MUNICIPAL
                                              MONEY MARKET           MONEY MARKET          MONEY MARKET           CASH RESERVE
                                                PORTFOLIO              PORTFOLIO             PORTFOLIO              PORTFOLIO
                                            -------------------------------------------------------------------------------------
INTEREST INCOME                               $ 2,801,674            $ 4,777,993            $ 1,589,796           $ 5,000,274
                                            -------------------------------------------------------------------------------------

EXPENSES:
Management fee (Note 3)                           137,925                234,187                124,234               238,787
Administration (Note 4)                            40,106                 68,205                 36,053                69,596
Co-administration fee (Note 4)                     26,738                 45,470                 24,036                46,397
Fund accounting/Transfer agent fee:
   Class I                                         13,112                 43,524                 28,293                20,781
   Class III                                       23,450                  1,860                  4,718                45,547
Blue sky fee:
   Class I                                          1,726                  4,759                  4,056                 2,908
   Class III                                        6,038                  1,972                  2,820                 4,168
Distribution fee:
   Class III                                      101,361                  6,522                 11,119               152,396
Custodian fee                                      84,316                 81,256                 18,848                47,955
Trustees fee                                        2,059                  3,652                    437                 3,971
Audit                                               5,102                 24,184                  3,650                33,167
Legal                                               2,198                  2,746                    135                 2,890
Reports to shareholders                             4,852                  6,465                      0                 7,095
Registration                                        6,029                      0                  5,600                16,358
Miscellaneous                                      13,193                  8,703                  2,296                 7,763
                                            -------------------------------------------------------------------------------------
   Total expenses before waiver                   468,205                533,505                266,295               699,779
Waiver of expenses (Note 5)                       (96,398)              (160,513)               (84,936)             (163,750)
                                            -------------------------------------------------------------------------------------
   Net expenses                                   371,807                372,992                181,359               536,029
                                            -------------------------------------------------------------------------------------

NET INVESTMENT INCOME                           2,429,867              4,405,001              1,408,437             4,464,245
                                            -------------------------------------------------------------------------------------

Net realized gain (loss) on investments             2,940                 (1,107)                     0                 3,447
                                            -------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                                 $ 2,432,807            $ 4,403,894            $ 1,408,437           $ 4,467,692
                                            -------------------------------------------------------------------------------------
                                            -------------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements. -------------------------------------------------------------------------- 21

--------------------------------------------------------------------------------
FIRST FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                          GROWTH & INCOME                    CAPITAL APPRECIATION
                                                              PORTFOLIO                            PORTFOLIO
                                         ---------------------------------------------------------------------------------------

                                                                                                           For the Period
                                                   For the Year       For the Year       For the Year     September 2, 1997
                                                  Ended June 30,     Ended June 30,      Ended June 30,      to June 30,
                                                       1999              1998                 1999               1998
                                         ---------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                   $   3,696,398      $   3,015,742      $    (343,925)     $    (125,902)
   Net realized gain (loss) on
     investments                                     88,739,605         10,927,323         (3,081,885)           884,892
   Change in net unrealized
     appreciation/depreciation                      104,769,457        103,659,235          2,466,249            206,072
                                         ---------------------------------------------------------------------------------------
   Net increase (decrease) in net assets
     from operations                                197,205,460        117,602,300           (959,561)           965,062
                                         ---------------------------------------------------------------------------------------

DISTRIBUTIONS:
From net investment income:
   Class I                                           (3,611,722)        (2,843,865)                 0                  0
   Class II                                             (98,157)          (160,717)                 0                  0
   Class III                                                  0                  0                  0                  0
From net realized gain:
   Class I                                          (18,142,545)       (10,122,599)          (780,800)                 0
   Class II                                          (1,602,790)        (1,037,908)           (37,718)                 0
   Class III                                         (2,209,366)        (2,240,676)           (10,677)                 0
                                         ---------------------------------------------------------------------------------------
Net decrease in net assets
   from distributions                               (25,664,580)       (16,405,765)          (829,195)                 0
                                         ---------------------------------------------------------------------------------------

SHARE TRANSACTIONS (NOTE 2):
   Proceeds from sales of shares                    116,277,623        137,051,702          2,147,360         38,987,569
   Proceeds from shares issued in
     connection with common trust
     fund and collective investment
     pool conversion (Note 6)                                 0        336,944,637                  0                  0
   Reinvested dividends                              15,884,506         14,882,981            796,222                  0
   Cost of shares redeemed                         (111,879,817)      (100,318,257)        (3,913,074)          (947,861)
                                         ---------------------------------------------------------------------------------------
   Net increase (decrease) in net assets
     from share transactions                         20,282,312        388,561,063           (969,492)        38,039,708
                                         ---------------------------------------------------------------------------------------

        Total increase (decrease) in
           net assets                               191,823,192        489,757,598         (2,758,248)        39,004,770

NET ASSETS:
   Beginning of period                              777,585,407        287,827,809         39,004,770                  0
                                         ---------------------------------------------------------------------------------------

   End of period*                                 $ 969,408,599      $ 777,585,407      $  36,246,522      $  39,004,770
                                         ---------------------------------------------------------------------------------------
                                         ---------------------------------------------------------------------------------------

 *Includes (over) undistributed
      net investment income of                    $      (2,321)     $      11,160      $           0      $           0

    The accompanying notes are an integral part of the financial statements.
22  ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                            BOND                                  INTERMEDIATE BOND
                                                          PORTFOLIO                                   PORTFOLIO
                                        ---------------------------------------------------------------------------------------

                                                                                                                For the Period
                                           For the Year              For the Year          For the Year          March 2, 1998
                                          Ended June 30,            Ended June 30,        Ended June 30,         to June 30,
                                               1999                      1998                  1999                  1998
                                        ---------------------------------------------------------------------------------------
INCREASE IN NET ASSETS:
OPERATIONS:
   Net investment income                $  13,212,685               $  9,618,610        $  12,357,769          $  3,773,291
   Net realized gain on investments         1,106,799                  2,329,047              157,324               351,280
   Change in net unrealized
     appreciation/depreciation             (9,618,801)                 4,587,848           (5,299,490)               16,917
                                        ---------------------------------------------------------------------------------------
   Net increase in net assets
     from operations                        4,700,683                 16,535,505            7,215,603             4,141,488
                                        ---------------------------------------------------------------------------------------
DISTRIBUTIONS:
From net investment income:
   Class I                                (12,947,111)                (9,451,778)         (12,192,668)           (3,758,861)
   Class II                                  (205,107)                   (82,660)            (133,188)              (14,367)
   Class III                                 (118,305)                  (112,904)             (31,913)                  (63)
From net realized gain:
   Class I                                 (1,953,692)                         0             (478,824)                    0
   Class II                                   (29,251)                         0               (6,249)                    0
   Class III                                  (23,546)                         0               (1,405)                    0
                                        ---------------------------------------------------------------------------------------
Net decrease in net assets
   from distributions                     (15,277,012)                (9,647,342)         (12,844,247)           (3,773,291)
                                        ---------------------------------------------------------------------------------------
SHARE TRANSACTIONS (NOTE 2):
   Proceeds from sales of shares           30,018,648                 49,650,869           57,021,977            29,636,640
   Proceeds from shares issued in
     connection with common trust
     fund and collective investment
     pool conversion (Note 6)                       0                 48,681,990                    0           184,904,888
   Reinvested dividends                    10,217,950                  7,562,651            5,439,657             1,629,713
   Cost of shares redeemed                (20,365,500)               (16,361,008)         (34,193,286)          (15,726,975)
                                        ---------------------------------------------------------------------------------------
   Net increase in net assets
     from share transactions               19,871,098                 89,534,502           28,268,348           200,444,266
                                        ---------------------------------------------------------------------------------------

        Total increase in net assets        9,294,769                 96,422,665           22,639,704           200,812,463

NET ASSETS:
   Beginning of period                    223,001,366                126,578,701          200,812,463                     0
                                        ---------------------------------------------------------------------------------------

   End of period*                        $232,296,135               $223,001,366         $223,452,167          $200,812,463
                                        ---------------------------------------------------------------------------------------
                                        ---------------------------------------------------------------------------------------

 *Includes (over) undistributed
     net investment income of             $  (102,903)                $  (24,216)          $  106,973            $  135,043



    The accompanying notes are an integral part of the financial statements. ---------------------------------------------------------------------------- 23

--------------------------------------------------------------------------------
FIRST FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        TENNESSEE TAX-FREE
                                                                             PORTFOLIO
                                                    ------------------------------------------------------------

                                                        For the Year                          For the Year
                                                       Ended June 30,                        Ended June 30,
                                                            1999                                  1998
                                                    ------------------------------------------------------------
INCREASE IN NET ASSETS:
OPERATIONS:
   Net investment income                            $    9,464,899                        $    3,738,480
   Net realized gain on investments                        352,760                               560,943
   Change in net unrealized
     appreciation/depreciation                          (4,927,848)                              286,177
                                                    ------------------------------------------------------------
   Net increase in net assets
     from operations                                     4,889,811                             4,585,600
                                                    ------------------------------------------------------------

DISTRIBUTIONS:
From net investment income:
   Class I                                              (8,303,485)                           (3,130,378)
   Class II                                               (496,265)                             (344,269)
   Class III                                              (665,149)                             (263,833)
From net realized gain:
   Class I                                                (513,687)                                    0
   Class II                                                (31,953)                                    0
   Class III                                               (44,141)                                    0
                                                    ------------------------------------------------------------
Net decrease in net assets
   from distributions                                  (10,054,680)                           (3,738,480)
                                                    ------------------------------------------------------------

SHARE TRANSACTIONS (NOTE 2):
   Proceeds from sales of shares                        60,438,058                            46,234,728
   Proceeds from shares issued in
     connection with common trust
     fund and collective investment
     pool conversion (Note 6)                                    0                           148,766,645
   Reinvested dividends                                  1,088,193                               521,092
   Cost of shares redeemed                             (35,438,573)                          (21,869,114)
                                                    ------------------------------------------------------------
   Net increase in net assets
     from share transactions                            26,087,678                           173,653,351
                                                    ------------------------------------------------------------

        Total increase in net assets                    20,922,809                           174,500,471

NET ASSETS:
   Beginning of period                                 195,127,152                            20,626,681
                                                    ------------------------------------------------------------

   End of period*                                     $216,049,961                          $195,127,152
                                                    ------------------------------------------------------------
                                                    ------------------------------------------------------------
 *Includes undistributed
     net investment income of                            $  32,059                             $  32,059

    The accompanying notes are an integral part of the financial statements. 24 --------------------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

 STATEMENTS OF CHANGES IN NET ASSETS

                                                  U.S. TREASURY MONEY                          U.S. GOVERNMENT MONEY
                                                    MARKET PORTFOLIO                              MARKET PORTFOLIO
                                      ----------------------------------------------------------------------------------------

                                        For the Year             For the Year            For the Year            For the Year
                                       Ended June 30,           Ended June 30,          Ended June 30,          Ended June 30,
                                            1999                     1998                    1999                    1998
                                      ----------------------------------------------------------------------------------------
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS:
    Net investment income             $  2,429,867             $  2,730,276            $  4,405,001             $ 4,997,553
    Net realized gain (loss) on
      investments                            2,940                   (8,602)                 (1,107)                   (104)
                                      ----------------------------------------------------------------------------------------
    Net increase in net assets from
      operations                         2,432,807                2,721,674               4,403,894               4,997,449
                                      ----------------------------------------------------------------------------------------

 DISTRIBUTIONS:
 From net investment income
    Class I                               (666,882)                (418,272)             (4,289,430)             (4,772,745)
    Class III                           (1,762,992)              (2,311,924)               (115,571)               (224,807)
                                      ----------------------------------------------------------------------------------------
 Net decrease in net assets from
    distributions                       (2,429,874)              (2,730,196)             (4,405,001)             (4,997,552)
                                      ----------------------------------------------------------------------------------------

 SHARE TRANSACTIONS AT NET ASSET
 VALUE OF $1.00 PER SHARE (NOTE 2):
    Proceeds from sales of shares      158,496,952              195,269,967             148,976,160             178,096,113
    Reinvested dividends                   478,573                  168,849                 114,515                 212,777
    Cost of shares redeemed           (208,610,939)            (201,103,688)           (144,105,292)           (185,567,585)
                                      ----------------------------------------------------------------------------------------
    Net increase (decrease) in
       net assets from share
       transactions                    (49,635,414)              (5,664,872)              4,985,383              (7,258,695)
                                      ----------------------------------------------------------------------------------------

          Total increase (decrease)
             in net assets             (49,632,481)              (5,673,394)              4,984,276              (7,258,798)

 NET ASSETS:
    Beginning of period                 61,602,014               67,275,408              90,768,524              98,027,322
                                      ----------------------------------------------------------------------------------------

    End of period*                     $11,969,533              $61,602,014             $95,752,800            $ 90,768,524
                                      ----------------------------------------------------------------------------------------
                                      ----------------------------------------------------------------------------------------

 *Includes undistributed net
    investment income of                     $  73                    $  80                  $  331                   $ 331

    The accompanying notes are an integral part of the financial statements. ---------------------------------------------------------------------------- 25

--------------------------------------------------------------------------------
FIRST FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS


                                                    MUNICIPAL MONEY                                 CASH RESERVE
                                                    MARKET PORTFOLIO                                  PORTFOLIO
                                      -----------------------------------------------------------------------------------------
                                        For the Year             For the Year            For the Year            For the Year
                                       Ended June 30,           Ended June 30,          Ended June 30,          Ended June 30,
                                            1999                     1998                    1999                    1998
                                      -----------------------------------------------------------------------------------------
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS:
    Net investment income              $ 1,408,437              $ 1,700,829             $ 4,464,245             $ 3,441,382
    Net realized gain (loss) on
        investments                              0                      578                   3,447                  (3,292)
                                      -----------------------------------------------------------------------------------------
    Net increase in net assets from
       operations                        1,408,437                1,701,407               4,467,692               3,438,090
                                      -----------------------------------------------------------------------------------------

 DISTRIBUTIONS:
 From net investment income
    Class I                             (1,297,153)              (1,422,183)             (1,682,792)               (997,201)
    Class III                             (111,284)                (278,646)             (2,781,453)             (2,444,181)
                                      -----------------------------------------------------------------------------------------
 Net decrease in net assets from
    distributions                       (1,408,437)              (1,700,829)             (4,464,245)             (3,441,382)
                                      -----------------------------------------------------------------------------------------

 SHARE TRANSACTIONS AT NET ASSET
 VALUE OF $1.00 PER SHARE (NOTE 2):
    Proceeds from sales of shares      107,473,646               92,913,367             187,659,183             214,585,155
    Reinvested dividends                   111,074                  273,909               2,753,796               2,394,995
    Cost of shares redeemed            (86,022,985)            (111,853,446)           (196,589,773)           (168,324,452)
                                      -----------------------------------------------------------------------------------------
    Net increase (decrease) in
      net assets from share
      transactions                      21,561,735              (18,666,170)             (6,176,794)             48,655,698
                                      -----------------------------------------------------------------------------------------

          Total increase (decrease)
            in net assets               21,561,735              (18,665,592)             (6,173,347)             48,652,406

 NET ASSETS:
    Beginning of period                 40,208,971               58,874,563              98,485,170              49,832,764
                                      -----------------------------------------------------------------------------------------

    End of period*                     $61,770,706             $ 40,208,971             $92,311,823            $ 98,485,170
                                      -----------------------------------------------------------------------------------------
                                      -----------------------------------------------------------------------------------------

*Includes undistributed net
    investment income of                      $  0                      $ 0                   $  22                    $ 22


    The accompanying notes are an integral part of the financial statements. 26 --------------------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
GROWTH & INCOME PORTFOLIO

                                                                                     CLASS I
                                                        -------------------------------------------------------------------

                                                                                  For the Year
                                                                                 Ended June 30,
                                                        -------------------------------------------------------------------
                                                            1999         1998         1997         1996          1995
                                                            ----         ----         ----         ----          ----
SELECTED PER-SHARE DATA
Net asset value, beginning of period                       $21.56       $17.03       $14.12       $12.22        $10.53
                                                        -------------------------------------------------------------------
Income from investment operations:
Net investment income                                        0.13         0.17         0.18         0.19          0.23
Net realized and unrealized gain on investments              5.30         5.25         3.75         2.58          2.21
                                                        -------------------------------------------------------------------
Total from investment operations                             5.43         5.42         3.93         2.77          2.44
                                                        -------------------------------------------------------------------
Distributions:
Net investment income                                       (0.12)       (0.17)       (0.18)       (0.19)        (0.23)
Net realized gain                                           (0.61)       (0.72)       (0.84)       (0.68)        (0.52)
                                                        -------------------------------------------------------------------
Total distributions                                         (0.73)       (0.89)       (1.02)       (0.87)        (0.75)
                                                        -------------------------------------------------------------------
Net asset value, end of period                             $26.26       $21.56       $17.03       $14.12        $12.22
                                                        -------------------------------------------------------------------
                                                        -------------------------------------------------------------------
TOTAL RETURN+                                               25.69%       32.55%       28.83%       23.54%        24.20%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                    $790,985     $651,363     $221,136     $159,146      $114,000
Ratio of expenses to average daily net assets(1)             0.80%        0.82%        0.83%        0.76%         0.47%
Ratio of net investment income to average net assets         0.57%        0.78%        1.19%        1.40%         2.12%
Portfolio turnover rate                                        21%           7%          25%          41%           33%

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                 0.95%        0.97%        0.98%        1.00%         0.99%

                                                                                    CLASS II
                                                        -------------------------------------------------------------------

                                                                                  For the Year
                                                                                 Ended June 30,
                                                        -------------------------------------------------------------------
                                                            1999              1998             1997             1996**
                                                            ----              ----             ----             ------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                       $21.58           $17.05            $14.12            $13.05
                                                        -------------------------------------------------------------------
Income from investment operations:
Net investment income                                        0.06             0.10              0.13              0.09
Net realized and unrealized gain on investments              5.31             5.27              3.76              1.74
                                                        -------------------------------------------------------------------
Total from investment operations                             5.37             5.37              3.89              1.83
                                                        -------------------------------------------------------------------
Distributions:
Net investment income                                       (0.04)           (0.12)            (0.12)            (0.08)
Net realized gain                                           (0.61)           (0.72)            (0.84)            (0.68)
                                                        -------------------------------------------------------------------
Total distributions                                         (0.65)           (0.84)            (0.96)            (0.76)
                                                        -------------------------------------------------------------------
Net asset value, end of period                             $26.30           $21.58            $17.05            $14.12
                                                        -------------------------------------------------------------------
                                                        -------------------------------------------------------------------
TOTAL RETURN+***                                            25.33%           32.17%            28.48%            14.71%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                     $82,896          $46,863           $16,514            $1,918
Ratio of expenses to average daily net assets(1)             1.10%            1.13%             1.14%             1.06%*
Ratio of net investment income to average net assets         0.28%            0.47%             0.88%             1.10%*
Portfolio turnover rate                                        21%               7%               25%               41%

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                 1.25%            1.28%             1.29%             1.30%*

*   Annualized.
**  Class II commenced operations on December 20, 1995.
*** Class II total return does not include the one time front-end sales charge.
+ Total return would have been lower had various fees not been waived during the period.
#   Total return for periods of less than one year are not annualized.


   The accompanying notes are an integral part of the financial statements. ---------------------------------------------------------------------------- 27

--------------------------------------------------------------------------------
FIRST FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
GROWTH & INCOME PORTFOLIO (CONTINUED)

                                                                                    CLASS III
                                                        -------------------------------------------------------------------

                                                                                  For the Year
                                                                                 Ended June 30,
                                                        -------------------------------------------------------------------
                                                            1999         1998         1997         1996          1995
                                                            ----         ----         ----         ----          ----
SELECTED PER-SHARE DATA
Net asset value, beginning of period                       $21.47       $16.99       $14.11       $12.23        $10.51
                                                        -------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                (0.11)       (0.04)        0.02         0.03          0.06
Net realized and unrealized gain (loss) on
   investments                                               5.25         5.24         3.74         2.60          2.24
                                                        -------------------------------------------------------------------
Total from investment operations                             5.14         5.20         3.76         2.63          2.30
                                                        -------------------------------------------------------------------
Distributions:
Net investment income                                        -            -           (0.04)       (0.07)        (0.06)
Net realized gain                                           (0.61)       (0.72)       (0.84)       (0.68)        (0.52)
                                                        -------------------------------------------------------------------
Total distributions                                         (0.61)       (0.72)       (0.88)       (0.75)        (0.58)
                                                        -------------------------------------------------------------------
Net asset value, end of period                             $26.00       $21.47       $16.99       $14.11        $12.23
                                                        -------------------------------------------------------------------
                                                        -------------------------------------------------------------------

TOTAL RETURN+                                               24.35%       31.16%       27.44%       22.19%        22.61%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                     $95,528      $79,360      $50,178      $36,892       $19,363
Ratio of expenses to average daily net assets(1)             1.88%        1.87%        1.94%        1.87%         1.72%
Ratio of net investment income to average net assets        (0.50)%      (0.28)%       0.08%        0.29%         0.87%
Portfolio turnover rate                                        21%           7%          25%          41%           33%

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                 2.03%        2.02%        2.09%        2.11%         2.26%

+ Total return would have been lower had various fees not been waived during the period.


    The accompanying notes are an integral part of the financial statements. 28 --------------------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
CAPITAL APPRECIATION PORTFOLIO

                                                                                     CLASS I
                                                        -------------------------------------------------------------------

                                                                 For the Year                      For the Period
                                                                Ended June 30,                     Ended June 30,
                                                        -------------------------------------------------------------------
                                                                    1999^                              1998**
                                                                    -----                              ------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                                $10.74                             $10.00
                                                        -------------------------------------------------------------------
Income from investment operations:
Net investment loss                                                  (0.09)                             (0.03)
Net realized and unrealized gain (loss) on
   investments                                                       (0.16)                              0.77
                                                        -------------------------------------------------------------------
Total from investment operations                                     (0.25)                              0.74
                                                        -------------------------------------------------------------------
Distributions:
Net realized gain                                                    (0.24)                              -
                                                        -------------------------------------------------------------------
Net asset value, end of period                                      $10.25                             $10.74
                                                        -------------------------------------------------------------------
                                                        -------------------------------------------------------------------
TOTAL RETURN+                                                        (2.16)%                             7.40%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                              $33,803                            $37,014
Ratio of expenses to average daily net assets(1)                      1.29%                              1.16%*
Ratio of net investment loss to average net assets                   (1.00)%                            (0.54)%*
Portfolio turnover rate                                                 47%                                44%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                          1.44%                              1.36%*


                                                                                    CLASS II
                                                        -------------------------------------------------------------------

                                                                 For the Year                      For the Period
                                                                Ended June 30,                     Ended June 30,
                                                        -------------------------------------------------------------------
                                                                     1999^                             1998**
                                                                     -----                             ------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                                $10.71                             $10.51
                                                        -------------------------------------------------------------------
Income from investment operations:
Net investment loss                                                  (0.13)                             (0.05)
Net realized and unrealized gain (loss) on
   investments                                                       (0.14)                              0.25
                                                        -------------------------------------------------------------------
Total from investment operations                                     (0.27)                              0.20
                                                        -------------------------------------------------------------------
Distributions:
Net realized gain                                                    (0.24)                              -
                                                        -------------------------------------------------------------------
Net asset value, end of period                                      $10.20                             $10.71
                                                        -------------------------------------------------------------------
                                                        -------------------------------------------------------------------

TOTAL RETURN+***                                                     (2.35)%                             1.90%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                               $2,051                             $1,400
Ratio of expenses to average daily net assets(1)                      1.66%                              1.52%*
Ratio of net investment loss to average net assets                   (1.37)%                            (0.90)%*
Portfolio turnover rate                                                 47%                                44%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                          1.81%                              1.72%*

*   Annualized.
** Classes I and II commenced operations on September 2, 1997 and October 2, 1997, respectively.
*** Class II total return does not include the one time sales charge.
+ Total return would have been lower had various fees not been waived during the period.
#   Total return for periods of less than one year are not annualized.
^ Per share amounts calculated based on the average shares outstanding during the period.


   The accompanying notes are an integral part of the financial statements. ---------------------------------------------------------------------------- 29

--------------------------------------------------------------------------------
FIRST FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
CAPITAL APPRECIATION PORTFOLIO (CONTINUED)

                                                                                    CLASS III
                                                       -------------------------------------------------------------------

                                                                 For the Year                      For the Period
                                                                Ended June 30,                     Ended June 30,
                                                       -------------------------------------------------------------------
                                                                     1999^                             1998**
                                                                     -----                             ------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                                $10.64                             $10.51
                                                       -------------------------------------------------------------------
Income from investment operations:
Net investment loss                                                  (0.19)                             (0.10)
Net realized and unrealized gain (loss) on
   investments                                                       (0.17)                              0.23
                                                       -------------------------------------------------------------------
Total from investment operations                                     (0.36)                              0.13
                                                       -------------------------------------------------------------------
Distributions:
Net realized gain                                                    (0.24)                              -
                                                       -------------------------------------------------------------------
Net asset value, end of period                                      $10.04                             $10.64
                                                       -------------------------------------------------------------------
                                                       -------------------------------------------------------------------

TOTAL RETURN+                                                        (3.22)%                             1.24%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                                 $392                                $590
Ratio of expenses to average daily net assets(1)                      2.44%                              2.28%*
Ratio of net investment loss to average net assets                   (2.15)%                            (1.65)%*
Portfolio turnover rate                                                 47%                                44%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                          2.59%                              2.47%*

*   Annualized.
**  Class III commenced operations on October 2, 1997.
+ Total return would have been lower had various fees not been waived during the period.
#   Total return for periods of less than one year are not annualized.
^ Per share amounts calculated based on the average shares outstanding during the period.


    The accompanying notes are an integral part of the financial statements. 30 --------------------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
BOND PORTFOLIO

                                                                                     CLASS I
                                                       -------------------------------------------------------------------

                                                                                  For the Year
                                                                                 Ended June 30,
                                                       -------------------------------------------------------------------
                                                            1999         1998         1997         1996          1995
                                                            ----         ----         ----         ----          ----
SELECTED PER-SHARE DATA
Net asset value, beginning of period                       $10.29        $9.84        $9.73        $9.91         $9.41
                                                       -------------------------------------------------------------------
Income from investment operations:
Net investment income                                        0.59         0.61         0.61         0.60          0.57
Net realized and unrealized gain (loss) on
   investments                                              (0.37)        0.45         0.11        (0.18)         0.50
                                                       -------------------------------------------------------------------
Total from investment operations                             0.22         1.06         0.72         0.42          1.07
                                                       -------------------------------------------------------------------
Distributions:
Net investment income                                       (0.59)       (0.61)       (0.61)       (0.60)        (0.57)
Net realized gain                                           (0.09)        -            -            -             -
                                                       -------------------------------------------------------------------
Total distributions                                         (0.68)       (0.61)       (0.61)       (0.60)        (0.57)
                                                       -------------------------------------------------------------------

Net asset value, end of period                              $9.83       $10.29        $9.84        $9.73         $9.91
                                                       -------------------------------------------------------------------
                                                       -------------------------------------------------------------------

TOTAL RETURN+                                                2.04%       11.02%        7.58%        4.23%        11.87%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                    $224,467     $219,088     $123,184     $107,832       $90,574
Ratio of expenses to average daily net assets (1)            0.48%        0.49%        0.49%        0.41%         0.35%
Ratio of net investment income to average net assets         5.73%        5.98%        6.20%        5.99%         6.07%
Portfolio turnover rate                                        22%          26%          56%          56%           23%

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                 0.88%        0.89%        0.89%        0.91%         0.91%


                                                                                    CLASS II
                                                       -------------------------------------------------------------------

                                                                                    For the Year
                                                                                   Ended June 30,
                                                       -------------------------------------------------------------------
                                                            1999              1998             1997             1996**
                                                            ----              ----             ----             ------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                       $10.26            $9.81             $9.71            $10.18
                                                       -------------------------------------------------------------------
Income from investment operations:
Net investment income                                        0.55             0.57              0.57              0.29
Net realized and unrealized gain (loss) on
   investments                                              (0.35)            0.46              0.10             (0.47)
                                                       -------------------------------------------------------------------
Total from investment operations                             0.20             1.03              0.67             (0.18)
                                                       -------------------------------------------------------------------
Distributions:
Net investment income                                       (0.56)           (0.58)            (0.57)            (0.29)
Net realized gain                                           (0.09)            -                 -                 -
                                                       -------------------------------------------------------------------
Total distributions                                         (0.65)           (0.58)            (0.57)            (0.29)
                                                       -------------------------------------------------------------------
Net asset value, end of period                              $9.81           $10.26             $9.81             $9.71
                                                       -------------------------------------------------------------------
                                                       -------------------------------------------------------------------

TOTAL RETURN+***                                             1.86%           10.72%             7.12%            (1.75)%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                      $5,172           $1,801              $841               $67
Ratio of expenses to average daily net assets(1)             0.81%            0.84%             0.90%             0.80%*
Ratio of net investment income to average net assets         5.40%            5.63%             5.79%             5.61%*
Portfolio turnover rate                                        22%              26%               56%               56%

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                 1.21%            1.24%             1.30%             1.30%*

*    Annualized.
**   Class II commenced operations on December 20, 1995.
***  Class II total return does not include the one time sales charge.
+ Total return would have been lower had various fees not been waived during the period.
#    Total return for periods of less than one year are not annualized.


   The accompanying notes are an integral part of the financial statements. ---------------------------------------------------------------------------- 31

--------------------------------------------------------------------------------
FIRST FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
BOND PORTFOLIO (CONTINUED)

                                                                                    CLASS III
                                                       -------------------------------------------------------------------

                                                                                  For the Year
                                                                                 Ended June 30,
                                                       -------------------------------------------------------------------
                                                            1999         1998         1997         1996          1995
                                                            ----         ----         ----         ----          ----
SELECTED PER-SHARE DATA
Net asset value, beginning of period                       $10.27        $9.82        $9.71        $9.89         $9.40
                                                       -------------------------------------------------------------------
Income from investment operations:
Net investment income                                        0.47         0.48         0.49         0.49          0.43
Net realized and unrealized gain (loss) on
   investments                                              (0.36)        0.46         0.11        (0.18)         0.49
                                                       -------------------------------------------------------------------
Total from investment operations                             0.11         0.94         0.60         0.31          0.92
                                                       -------------------------------------------------------------------
Distributions:
Net investment income                                       (0.48)       (0.49)       (0.49)       (0.49)        (0.43)
Net realized gain                                           (0.09)        -            -            -             -
                                                       -------------------------------------------------------------------
Total distributions                                         (0.57)       (0.49)       (0.49)       (0.49)        (0.43)
                                                       -------------------------------------------------------------------
Net asset value, end of period                              $9.81       $10.27        $9.82        $9.71         $9.89
                                                       -------------------------------------------------------------------
                                                       -------------------------------------------------------------------

TOTAL RETURN+                                                0.94%        9.72%        6.37%        3.11%        10.12%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                      $2,656       $2,113       $2,553       $3,445        $1,916
Ratio of expenses to average daily net assets(1)             1.55%        1.67%        1.63%        1.49%         1.84%
Ratio of net investment income to average net assets         4.66%        4.80%        5.07%        4.92%         4.58%
Portfolio turnover rate                                        22%          26%          56%          56%           23%

(1)During the period, various fees were waived.
   The ratio of expenses to average net assets had
   such waivers not occurred is as follows.                  2.12%        2.07%        2.03%        1.99%         3.35%

+ Total return would have been lower had various fees not been waived during the period.


    The accompanying notes are an integral part of the financial statements. 32 --------------------------------------------------------------------------

-------------------------------------------------------------------------------
FIRST FUNDS ANNUAL REPORT
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
INTERMEDIATE BOND PORTFOLIO

                                                                                 CLASS I
                                                      ---------------------------------------------------------------

                                                                 For the Year                For the Period
                                                                Ended June 30,               Ended June 30,
                                                      ---------------------------------------------------------------
                                                                     1999                        1998**
                                                                     ----                        ------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                                $10.02                       $10.00
                                                      ---------------------------------------------------------------
Income from investment operations:
Net investment income                                                 0.58                         0.19
Net realized and unrealized gain (loss)
   on investments                                                    (0.22)                        0.02
                                                      ---------------------------------------------------------------
Total from investment operations                                      0.36                         0.21
                                                      ---------------------------------------------------------------
Distributions:
Net investment income                                                (0.58)                       (0.19)
Net realized gain                                                    (0.02)                        -
                                                      ---------------------------------------------------------------
Total distributions                                                  (0.60)                       (0.19)
                                                      ---------------------------------------------------------------
Net asset value, end of period                                       $9.78                       $10.02
                                                      ---------------------------------------------------------------
                                                      ---------------------------------------------------------------

TOTAL RETURN+                                                         3.60%                        2.17%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                             $219,298                     $199,872
Ratio of expenses to average daily net assets(1)                      0.36%                        0.37%*
Ratio of net investment income to average net assets                  5.76%                        5.87%*
Portfolio turnover rate                                                 48%                           9%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                          0.86%                        0.87%*


                                                                                 CLASS II
                                                      ---------------------------------------------------------------

                                                                 For the Year                For the Period
                                                                Ended June 30,               Ended June 30,
                                                      ---------------------------------------------------------------
                                                                     1999                        1998**
                                                                     ----                        ------

SELECTED PER-SHARE DATA
Net asset value, beginning of period                                $10.02                        $9.99
                                                      ---------------------------------------------------------------
Income from investment operations:
Net investment income                                                 0.55                         0.18
Net realized and unrealized gain (loss)
   on investments                                                    (0.22)                        0.03
                                                      ---------------------------------------------------------------
Total from investment operations                                      0.33                         0.21
                                                      ---------------------------------------------------------------
Distributions:
Net investment income                                                (0.55)                       (0.18)
Net realized gain                                                    (0.02)                        -
                                                      ---------------------------------------------------------------
Total distributions                                                  (0.57)                       (0.18)
                                                      ---------------------------------------------------------------
Net asset value, end of period                                       $9.78                       $10.02
                                                      ---------------------------------------------------------------
                                                      ---------------------------------------------------------------

TOTAL RETURN+***                                                      3.32%                        2.07%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                               $3,057                         $923
Ratio of expenses to average daily net assets(1)                      0.68%                        0.65%*
Ratio of net investment income to average net assets                  5.43%                        5.59%*
Portfolio turnover rate                                                 48%                           9%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                          1.19%                        1.16%*

*   Annualized.
** Classes I and II commenced operations on March 2, 1998 and March 9, 1998, respectively.
*** Class II total return does not include the one time sales charge.
+   Total return would have been lower had various fees not been waived during the period.
#   Total return for periods of less than one year are not annualized.


    The accompanying notes are an integral part of the financial statements. ---------------------------------------------------------------------------- 33

-------------------------------------------------------------------------------
FIRST FUNDS ANNUAL REPORT
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
INTERMEDIATE BOND PORTFOLIO (CONTINUED)

                                                                                    CLASS III
                                                      ---------------------------------------------------------------

                                                                 For the Year                For the Period
                                                                Ended June 30,               Ended June 30,
                                                      ---------------------------------------------------------------
                                                                      1999                       1998**
                                                                      ----                       ------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                                $10.02                        $9.99
                                                      ---------------------------------------------------------------
Income from investment operations:
Net investment income                                                 0.49                         0.06
Net realized and unrealized gain (loss)
   on investments                                                    (0.23)                        0.03
                                                      ---------------------------------------------------------------
Total from investment operations                                      0.26                         0.09
                                                      ---------------------------------------------------------------
Distributions:
Net investment income                                                (0.49)                       (0.06)
Net realized gain                                                    (0.02)                        0.00
                                                      ---------------------------------------------------------------
Total distributions                                                  (0.51)                       (0.06)
                                                      ---------------------------------------------------------------
Net asset value, end of period                                       $9.77                       $10.02
                                                      ---------------------------------------------------------------
                                                      ---------------------------------------------------------------

TOTAL RETURN+                                                         2.58%                        0.92%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                               $1,097                          $17
Ratio of expenses to average daily net assets(1)                      1.22%                        1.35%*
Ratio of net investment income to average net assets                  4.90%                        4.89%*
Portfolio turnover rate                                                 48%                           9%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                          1.92%                        1.86%*

*   Annualized.
**  Class III commenced operations on May 19, 1998.
+ Total return would have been lower had various fees not been waived during the period.
#   Total return for periods of less than one year are not annualized.


    The accompanying notes are an integral part of the financial statements.
34  ----------------------------------------------------------------------------

-------------------------------------------------------------------------------
FIRST FUNDS ANNUAL REPORT
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
TENNESSEE TAX-FREE PORTFOLIO

                                                                                         CLASS I
                                                         ------------------------------------------------------------------------

                                                                                      For the Year
                                                                                     Ended June 30,
                                                         ------------------------------------------------------------------------
                                                                 1999             1998              1997            1996**
                                                                 ----             ----              ----            ------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                           $10.31            $9.99             $9.71            $10.00
                                                         ------------------------------------------------------------------------
Income from investment operations:
Net investment income                                            0.46             0.48              0.50              0.23
Net realized and unrealized gain (loss) on
   investments                                                  (0.20)            0.32              0.28             (0.29)
                                                         ------------------------------------------------------------------------
Total from investment operations                                 0.26             0.80              0.78             (0.06)
                                                         ------------------------------------------------------------------------
Distributions:
Net investment income                                           (0.46)           (0.48)            (0.50)            (0.23)
Net realized gain                                               (0.03)            -                 -                 -
                                                         ------------------------------------------------------------------------
Total distributions                                             (0.49)           (0.48)            (0.50)            (0.23)
                                                         ------------------------------------------------------------------------
Net asset value, end of period                                 $10.08           $10.31             $9.99             $9.71
                                                         ------------------------------------------------------------------------
                                                         ------------------------------------------------------------------------

TOTAL RETURN+                                                    2.54%            8.16%             8.26%            (0.65)%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                        $185,445         $176,884            $8,935             $5,925
Ratio of expenses to average daily net assets (1)                0.36%            0.31%             0.07%             0.50%*
Ratio of net investment income to average net assets             4.49%            4.71%             5.09%             4.31%*
Portfolio turnover rate                                            31%              15%              122%                8%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                     0.86%            0.85%             1.14%             1.42%*


                                                                                        CLASS II
                                                         ------------------------------------------------------------------------

                                                                                      For the Year
                                                                                     Ended June 30,
                                                         ------------------------------------------------------------------------
                                                                 1999             1998              1997            1996**
                                                                 ----             ----              ----            ------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                           $10.34           $10.01             $9.73            $10.06
                                                         ------------------------------------------------------------------------
Income from investment operations:
Net investment income                                            0.46             0.48              0.51              0.21
Net realized and unrealized gain (loss) on
   investments                                                  (0.20)            0.33              0.28             (0.33)
                                                         ------------------------------------------------------------------------
Total from investment operations                                 0.26             0.81              0.79             (0.12)
                                                         ------------------------------------------------------------------------
Distributions:
Net investment income                                           (0.46)           (0.48)            (0.51)            (0.21)
Net realized gain                                               (0.03)            -                 -                 -
                                                         ------------------------------------------------------------------------
Total distributions                                             (0.49)           (0.48)            (0.51)            (0.21)
                                                         ------------------------------------------------------------------------
Net asset value, end of period                                 $10.11           $10.34            $10.01             $9.73
                                                         ------------------------------------------------------------------------
                                                         ------------------------------------------------------------------------

TOTAL RETURN+***                                                 2.46%            8.22%             8.37%            (1.25)%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                         $13,227           $8,973            $5,941            $1,875
Ratio of expenses to average daily
   net assets (1)                                                0.44%            0.37%             0.12%             0.49%*
Ratio of net investment income to average net assets             4.41%            4.65%             5.03%             4.32%*
Portfolio turnover rate                                            31%              15%              122%                8%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                     0.94%            0.91%             1.14%             1.42%*

*   Annualized.
** Classes I and II commenced operations on December 15, 1995 and December 29, 1995, respectively.
*** Class II total return does not include the one time sales charge.
+ Total return would have been lower had various fees not been waived during the period.
#   Total return for periods of less than one year are not annualized.


    The accompanying notes are an integral part of the financial statements. ---------------------------------------------------------------------------- 35

-------------------------------------------------------------------------------
FIRST FUNDS ANNUAL REPORT
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
TENNESSEE TAX-FREE PORTFOLIO (CONTINUED)

                                                                                        CLASS III
                                                         ------------------------------------------------------------------------

                                                                                      For the Year
                                                                                     Ended June 30,
                                                         ------------------------------------------------------------------------
                                                                 1999             1998              1997            1996**
                                                                 ----             ----              ----            ------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                           $10.32           $10.00             $9.72            $10.00
                                                         ------------------------------------------------------------------------
Income from investment operations:
Net investment income                                            0.42             0.45              0.50              0.19
Net realized and unrealized gain (loss) on
   investments                                                  (0.20)            0.32              0.28             (0.28)
                                                         ------------------------------------------------------------------------
Total from investment operations                                 0.22             0.77              0.78             (0.09)
                                                         ------------------------------------------------------------------------
Distributions:
Net investment income                                           (0.42)           (0.45)            (0.50)            (0.19)
Net realized gain                                               (0.03)            -                 -                 -
                                                         ------------------------------------------------------------------------
Total distributions                                             (0.45)           (0.45)            (0.50)            (0.19)
                                                         ------------------------------------------------------------------------
Net asset value, end of period                                 $10.09           $10.32            $10.00             $9.72
                                                         ------------------------------------------------------------------------
                                                         ------------------------------------------------------------------------

TOTAL RETURN+                                                    2.13%            7.86%             8.20%            (0.87)%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                         $17,378           $9,270            $5,750              $896
Ratio of expenses to average daily
   net assets (1)                                                0.75%            0.61%             0.23%             0.98%*
Ratio of net investment income to average net assets             4.10%            4.41%             4.93%             3.83%*
Portfolio turnover rate                                            31%              15%              122%                8%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                     1.65%            1.65%             1.91%             1.91%*

*   Annualized.
**  Class III commenced operations on December 15, 1995.
+ Total return would have been lower had various fees not been waived during the period.
#   Total return for periods of less than one year are not annualized.


    The accompanying notes are an integral part of the financial statements.
36  ----------------------------------------------------------------------------

-------------------------------------------------------------------------------
FIRST FUNDS ANNUAL REPORT
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
U.S. TREASURY MONEY MARKET PORTFOLIO

                                                                                         CLASS I
                                                         ------------------------------------------------------------------------

                                                                                      For the Year
                                                                                     Ended June 30,
                                                         ------------------------------------------------------------------------
                                                                 1999         1998         1997         1996          1995
                                                                 ----         ----         ----         ----          ----
SELECTED PER - SHARE DATA
Net asset value, beginning of period                            $1.00        $1.00        $1.00        $1.00         $1.00
                                                         ------------------------------------------------------------------------
Income from investment operations:
Net investment income                                           0.044        0.051        0.050        0.052         0.050
                                                         ------------------------------------------------------------------------
Distributions:
Net investment income                                          (0.044)      (0.051)      (0.050)      (0.052)       (0.050)
                                                         ------------------------------------------------------------------------
Net asset value, end of period                                  $1.00        $1.00        $1.00        $1.00         $1.00
                                                         ------------------------------------------------------------------------
                                                         ------------------------------------------------------------------------

TOTAL RETURN+                                                    4.51%        5.19%        5.09%        5.30%         5.10%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                          $7,309      $19,314       $6,141      $75,703       $67,377
Ratio of expenses to average net assets (1)                      0.51%        0.45%        0.37%        0.36%         0.36%
Ratio of net investment income to average net assets             4.57%        5.09%        5.01%        5.19%         5.00%

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                     0.69%        0.63%        0.55%        0.56%         0.63%


                                                                                        CLASS III
                                                         ------------------------------------------------------------------------

                                                                                      For the Year
                                                                                     Ended June 30,
                                                         ------------------------------------------------------------------------
                                                                 1999             1998              1997             1996**
                                                                 ----             ----              ----             ------
SELECTED PER - SHARE DATA
Net asset value, beginning of period                            $1.00            $1.00             $1.00             $1.00
                                                         ------------------------------------------------------------------------
Income from investment operations:
Net investment income                                           0.042            0.049             0.047             0.044
                                                         ------------------------------------------------------------------------

Distributions:
Net investment income                                          (0.042)          (0.049)           (0.047)           (0.044)
                                                         ------------------------------------------------------------------------
Net asset value, end of period                                  $1.00            $1.00             $1.00             $1.00
                                                         ------------------------------------------------------------------------
                                                         ------------------------------------------------------------------------

TOTAL RETURN+                                                    4.27%            5.03%             4.84%             4.47%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                          $4,661          $42,288           $61,135            $3,528
Ratio of expenses to average net assets (1)                      0.73%            0.62%             0.62%             0.62%*
Ratio of net investment income to average net assets             4.35%            4.92%             4.76%             4.93%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                     0.91%            0.80%             0.80%             0.82%*

*   Annualized.
**  Class III commenced operations on August 8, 1995.
+ Total return would have been lower had various fees not been waived during the period.
#   Total return for periods of less than one year are not annualized.


    The accompanying notes are an integral part of the financial statements. ---------------------------------------------------------------------------- 37

-------------------------------------------------------------------------------
FIRST FUNDS ANNUAL REPORT
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
U.S. GOVERNMENT MONEY MARKET PORTFOLIO

                                                                                         CLASS I
                                                         ------------------------------------------------------------------------

                                                                                      For the Year
                                                                                     Ended June 30,
                                                         ------------------------------------------------------------------------
                                                                 1999         1998         1997         1996          1995
                                                                 ----         ----         ----         ----          ----
SELECTED PER - SHARE DATA
Net asset value, beginning of period                            $1.00        $1.00        $1.00        $1.00         $1.00
                                                         ------------------------------------------------------------------------
Income from investment operations:
Net investment income                                           0.047        0.052        0.051        0.053         0.053
                                                         ------------------------------------------------------------------------
Distributions:
Net investment income                                          (0.047)      (0.052)      (0.051)      (0.053)       (0.053)
                                                         ------------------------------------------------------------------------
Net asset value, end of period                                  $1.00        $1.00        $1.00        $1.00         $1.00
                                                         ------------------------------------------------------------------------
                                                         ------------------------------------------------------------------------

TOTAL RETURN+                                                    4.81%        5.37%        5.23%        5.37%         5.39%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                         $94,079      $88,255      $94,541      $88,111       $88,057
Ratio of expenses to average net assets (1)                      0.39%        0.35%        0.35%        0.33%         0.31%
Ratio of net investment income to average net assets             4.71%        5.24%        5.11%        5.28%         5.27%

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                     0.56%        0.52%        0.53%        0.53%         0.58%


                                                                                        CLASS III
                                                         ------------------------------------------------------------------------

                                                                                      For the Year
                                                                                     Ended June 30,
                                                         ------------------------------------------------------------------------
                                                                 1999             1998              1997            1996**
                                                                 ----             ----              ----            ------
SELECTED PER - SHARE DATA
Net asset value, beginning of period                            $1.00            $1.00             $1.00             $1.00
                                                         ------------------------------------------------------------------------
Income from investment operations:
Net investment income                                           0.043            0.049             0.048             0.044
                                                         ------------------------------------------------------------------------
Distributions:
Net investment income                                          (0.043)          (0.049)           (0.048)           (0.044)
                                                         ------------------------------------------------------------------------
Net asset value, end of period                                  $1.00            $1.00             $1.00             $1.00
                                                         ------------------------------------------------------------------------
                                                         ------------------------------------------------------------------------

TOTAL RETURN+                                                    4.42%            5.05%             4.91%             4.49%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                          $1,674           $2,513            $3,486              $228
Ratio of expenses to average net assets (1)                      0.73%            0.65%             0.65%             0.65%*
Ratio of net investment income to average net assets             4.37%            4.94%             4.81%             4.96%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                     0.90%            0.82%             0.83%             0.85%*

 *  Annualized.
**  Class III commenced operations on August 8, 1995.
+ Total return would have been lower had various fees not been waived during the period.
#   Total return for periods of less than one year are not annualized.


    The accompanying notes are an integral part of the financial statements.
38  ----------------------------------------------------------------------------

-------------------------------------------------------------------------------
FIRST FUNDS ANNUAL REPORT
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
MUNICIPAL MONEY MARKET PORTFOLIO

                                                                                         CLASS I
                                                         ------------------------------------------------------------------------

                                                                                      For the Year
                                                                                     Ended June 30,
                                                         ------------------------------------------------------------------------
                                                                 1999         1998         1997         1996          1995
                                                                 ----         ----         ----         ----          ----
SELECTED PER - SHARE DATA
Net asset value, beginning of period                            $1.00        $1.00        $1.00        $1.00         $1.00
                                                         ------------------------------------------------------------------------
Income from investment operations:
Net investment income                                           0.029        0.033        0.033        0.035         0.034
                                                         ------------------------------------------------------------------------
Distributions:
Net investment income                                          (0.029)      (0.033)      (0.033)      (0.035)       (0.034)
                                                         ------------------------------------------------------------------------
Net asset value, end of period                                  $1.00        $1.00        $1.00        $1.00         $1.00
                                                         ------------------------------------------------------------------------
                                                         ------------------------------------------------------------------------

TOTAL RETURN+                                                    2.92%        3.33%        3.32%        3.52%         3.48%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                         $56,438      $36,279      $45,988      $71,665       $94,078
Ratio of expenses to average net assets (1)                      0.33%        0.38%        0.35%        0.32%         0.30%
Ratio of net investment income to average net assets             2.87%        3.28%        3.25%        3.50%         3.44%

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                     0.50%        0.56%        0.53%        0.52%         0.57%


                                                                                        CLASS III
                                                         ------------------------------------------------------------------------

                                                                                      For the Year
                                                                                     Ended June 30,
                                                         ------------------------------------------------------------------------
                                                                 1999             1998              1997            1996**
                                                                 ----             ----              ----            ------
SELECTED PER - SHARE DATA
Net asset value, beginning of period                            $1.00            $1.00             $1.00             $1.00
                                                         ------------------------------------------------------------------------
Income from investment operations:
Net investment income                                           0.025            0.030             0.030             0.030
                                                         ------------------------------------------------------------------------
Distributions:
Net investment income                                          (0.025)          (0.030)           (0.030)           (0.030)
                                                         ------------------------------------------------------------------------
Net asset value, end of period                                  $1.00            $1.00             $1.00             $1.00
                                                         ------------------------------------------------------------------------
                                                         ------------------------------------------------------------------------

TOTAL RETURN+                                                    2.56%            3.06%             3.03%             3.03%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                          $5,333           $3,929           $12,886            $2,905
Ratio of expenses to average net assets (1)                      0.68%            0.63%             0.62%             0.58%*
Ratio of net investment income to average net assets             2.52%            3.03%             2.98%             3.24%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                     0.86%            0.81%             0.79%             0.78%*

*   Annualized.
**  Class III commenced operations on July 28, 1995.
+ Total return would have been lower had various fees not been waived during the period.
#   Total return for periods of less than one year are not annualized.


    The accompanying notes are an integral part of the financial statements. ---------------------------------------------------------------------------- 39

-------------------------------------------------------------------------------
FIRST FUNDS ANNUAL REPORT
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
CASH RESERVE PORTFOLIO

                                                                                         CLASS I
                                                         ------------------------------------------------------------------------

                                                                                      For the Year
                                                                                     Ended June 30,
                                                         ------------------------------------------------------------------------
                                                                 1999             1998         1997         1996         1995**
                                                                 ----             ----         ----         ----         ------
SELECTED PER - SHARE DATA
Net asset value, beginning of period                            $1.00            $1.00        $1.00        $1.00          $1.00
                                                         ------------------------------------------------------------------------
Income from investment operations:
Net investment income                                           0.048            0.053        0.051        0.053          0.042
                                                         ------------------------------------------------------------------------
Distributions:
Net investment income                                          (0.048)          (0.053)      (0.051)      (0.053)        (0.042)
                                                         ------------------------------------------------------------------------
Net asset value, end of period                                  $1.00            $1.00        $1.00        $1.00          $1.00
                                                         ------------------------------------------------------------------------
                                                         ------------------------------------------------------------------------

TOTAL RETURN+                                                    4.94%            5.46%        5.23%        5.39%          4.27%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                         $29,351          $40,242      $14,241      $16,369        $15,460
Ratio of expenses to average net assets (1)                      0.39%            0.36%        0.40%        0.42%          0.43%*
Ratio of net investment income to average net assets             4.84%            5.33%        5.13%        5.22%          5.48%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                     0.56%            0.54%        0.57%        0.61%          0.70%*


                                                                                        CLASS III
                                                         ------------------------------------------------------------------------

                                                                                      For the Year
                                                                                     Ended June 30,
                                                         ------------------------------------------------------------------------
                                                                 1999             1998              1997            1996**
                                                                 ----             ----              ----            ------
SELECTED PER - SHARE DATA
Net asset value, beginning of period                            $1.00            $1.00             $1.00             $1.00
                                                         ------------------------------------------------------------------------
Income from investment operations:
Net investment income                                           0.046            0.051             0.049             0.047
                                                         ------------------------------------------------------------------------
Distributions:
Net investment income                                          (0.046)          (0.051)           (0.049)           (0.047)
                                                         ------------------------------------------------------------------------
Net asset value, end of period                                  $1.00            $1.00             $1.00             $1.00
                                                         ------------------------------------------------------------------------
                                                         ------------------------------------------------------------------------

TOTAL RETURN+                                                    4.67%            5.21%             5.00%             4.78%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                         $62,961          $58,243           $35,592           $24,190
Ratio of expenses to average net assets (1)                      0.66%            0.60%             0.64%             0.62%*
Ratio of net investment income to average net assets             4.58%            5.09%             4.88%             5.02%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                     0.83%            0.77%             0.82%             0.81%*

*   Annualized.
** Classes I and III commenced operations on September 26, 1994 and July 28, 1995, respectively.
+ Total return would have been lower had various fees not been waived during the period.
#   Total return for periods of less than one year are not annualized.


    The accompanying notes are an integral part of the financial statements.
40  ----------------------------------------------------------------------------

-------------------------------------------------------------------------------
FIRST FUNDS ANNUAL REPORT
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

First Funds (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-ended management investment company organized as a Massachusetts business trust by a Declaration of Trust dated March 6, 1992, as amended and restated on September 4, 1992.

The Trust currently has nine active investment portfolios (each referred to as a "Portfolio"). The Trust's financial statements are prepared in accordance with generally accepted accounting principles. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

The following summarizes the significant accounting policies for the Trust.

The Bond, Intermediate Bond and Money Market Portfolios may offer three classes of shares (Classes I, II and III) and the Growth & Income, Capital Appreciation and Tennessee Tax-Free Portfolios may offer four classes of shares (Classes I, II, III and IV). As of June 30, 1999, Class II shares have not been issued for the Money Market Portfolios and Class IV shares have not been issued for any Portfolio. Each class of shares has equal rights as to earnings, assets and voting privileges except that each class bears different distribution, shareholder service, transfer agent/fund accounting and blue sky expenses. Each class has exclusive voting rights with respect to its Distribution Plans and Shareholder Servicing Plans. Income, expenses (other than expenses incurred under each Class Distribution and Service Plans and other class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon their relative net assets or dividend assets.

SECURITY VALUATION:

GROWTH & INCOME, CAPITAL APPRECIATION, BOND, INTERMEDIATE BOND AND TENNESSEE TAX-FREE PORTFOLIOS: Securities held in the Growth & Income and Capital Appreciation Portfolios for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the closing bid price. Securities held in the Bond, Intermediate Bond and Tennessee Tax-Free Portfolios are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities for which quotations are not readily available are valued using dealer-supplied valuations or at the fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities maturing within sixty days are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

MONEY MARKET PORTFOLIOS: Each of the Money Market Portfolios values securities utilizing the amortized cost method of valuation under Rule 2a-7 of the 1940 Act, pursuant to which each Money Market Portfolio must adhere to certain conditions. Under this method, investments are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

REPURCHASE AGREEMENTS: Each Portfolio, through its custodian, receives delivery of underlying securities, whose market value, including interest, is required to be at least equal to 102% of the resale price. The Trust's advisers are responsible for determining that the value of these underlying securities remains at least equal to 102% of the resale price. If the seller defaults, each Portfolio would suffer a loss to the extent that the proceeds from the sale of the underlying securities were less than the repurchase price.

INCOME TAXES: As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each Portfolio is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year.

INTEREST INCOME: Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. For the Intermediate Bond, Tennessee Tax-Free and Municipal Money Market Portfolios, accretion of market discount represents unrealized gain until realized at the time of security disposition or maturity. For the Intermediate Bond Portfolio, amortization of market premium represents unrealized loss until realized at the time of security disposition or maturity. Dividend income is recorded on the ex-dividend date.

EXPENSES: Most expenses of the Trust can be directly attributed to a Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based on average net assets.

DISTRIBUTIONS TO SHAREHOLDERS: For the Money Market Portfolios, Bond Portfolio, Intermediate Bond Portfolio and Tennessee Tax-Free Portfolio, distributions are declared daily and paid monthly from net investment income. Distributions for the Growth & Income Portfolio are declared and paid quarterly. Distributions for the Capital Appreciation Portfolio are declared and paid annually. Any net capital gains earned by each Portfolio are distributed at least annually to the extent necessary to avoid federal income and excise taxes.

Income and capital gains to be distributed are determined in accordance with income tax regulations which may differ from income and gains reported under generally accepted accounting principles. For the year ended June 30, 1999, the effects of certain differences due to net paydown losses and market discount reclasses were reclassified. The Bond Portfolio and the Intermediate Bond Portfolio reflected an increase (decrease) in un(over)distributed net investment income and an increase (decrease) in accumulated net realized gain (loss) on investments of $20,849 and $28,070, respectively.

----------------------------------------------------------------------------  41

-------------------------------------------------------------------------------
FIRST FUNDS ANNUAL REPORT
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1.  SIGNIFICANT ACCOUNTING AND OPERATING POLICIES (CONTINUED)

In addition, $343,925 has been reclassified to paid-in-capital for the Capital Appreciation Portfolio to reflect an accumulated net investment loss which may not be offset against capital gains or carried forward for tax purposes. The calculation of net investment income in the Financial Highlights excludes these adjustments.

OTHER: Investment security transactions are accounted for as of trade date. Realized gains and losses from securities transactions are determined using the identified cost basis for both financial reporting and income tax purposes.

2.  SHARES OF BENEFICIAL INTEREST

                                             GROWTH & INCOME PORTFOLIO                      CAPITAL APPRECIATION PORTFOLIO
                                     -------------------------------------------------------------------------------------------
                                       For the Year             For the Year            For the Year           For the Period
                                      Ended June 30,           Ended June 30,          Ended June 30,          Ended June 30,
                                           1999                     1998                    1999                    1998
                                     -------------------------------------------------------------------------------------------
Dollars issued and redeemed:
         Class I:*
           Issued                      $ 72,689,105             $ 86,107,454              $ 777,187             $ 36,806,365
           Conversion (Note 6)                    0              336,944,637                      0                        0
           Distributions reinvested      12,066,519               11,495,391                749,183                        0
           Redeemed                     (86,550,330)             (84,830,917)            (2,964,048)                (664,722)
                                     -------------------------------------------------------------------------------------------
     Net increase (decrease)           $ (1,794,706)           $ 349,716,565           $ (1,437,678)            $ 36,141,643
                                     -------------------------------------------------------------------------------------------
                                     -------------------------------------------------------------------------------------------
         Class II:**
            Issued                     $ 29,534,834             $ 28,599,520            $ 1,187,706              $ 1,442,812
            Distributions reinvested      1,674,476                1,190,189                 36,490                        0
            Redeemed                     (8,928,871)              (5,829,163)              (598,870)                 (90,116)
                                     -------------------------------------------------------------------------------------------
     Net increase                      $ 22,280,439             $ 23,960,546              $ 625,326              $ 1,352,696
                                     -------------------------------------------------------------------------------------------
                                     -------------------------------------------------------------------------------------------
         Class III:**
            Issued                     $ 14,053,684             $ 22,344,728              $ 182,467                $ 738,392
            Distributions reinvested      2,143,511                2,197,401                 10,549                        0
            Redeemed                    (16,400,616)              (9,658,177)              (350,156)                (193,023)
                                     -------------------------------------------------------------------------------------------
     Net increase (decrease)             $ (203,421)            $ 14,883,952             $ (157,140)               $ 545,369
                                     -------------------------------------------------------------------------------------------
                                     -------------------------------------------------------------------------------------------

Shares issued and redeemed:
         Class I:*
            Issued                        3,214,783                4,294,210                 88,649                3,510,847
            Conversion (Note 6)                   0               16,404,315                      0                        0
            Distributions reinvested        525,597                  597,853                 79,956                        0
            Redeemed                     (3,825,520)              (4,074,239)              (318,412)                 (63,893)
                                     -------------------------------------------------------------------------------------------
     Net increase (decrease)                (85,140)              17,222,139               (149,807)               3,446,954
                                     -------------------------------------------------------------------------------------------
                                     -------------------------------------------------------------------------------------------
         Class II:**
            Issued                        1,308,316                1,425,388                131,289                  139,460
            Distributions reinvested         73,080                   61,918                  3,911                        0
            Redeemed                       (400,544)                (284,427)               (64,816)                  (8,694)
                                     -------------------------------------------------------------------------------------------
     Net increase                           980,852                1,202,879                 70,384                  130,766
                                     -------------------------------------------------------------------------------------------
                                     -------------------------------------------------------------------------------------------
         Class III:**
            Issued                          630,641                1,117,289                 18,065                   73,185
            Distributions reinvested         94,055                  114,866                  1,143                        0
            Redeemed                       (746,627)                (489,406)               (35,623)                 (17,704)
                                     -------------------------------------------------------------------------------------------
     Net increase (decrease)                (21,931)                 742,749                (16,415)                  55,481
                                     -------------------------------------------------------------------------------------------
                                     -------------------------------------------------------------------------------------------

  *Capital Appreciation Portfolio Class I commenced operations on September 2,
   1997.
 **Capital Appreciation Portfolio Class II and III commenced operations on
   October 2, 1997.


42  ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2.  SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                 BOND                     INTERMEDIATE BOND               TENNESSEE TAX-FREE
                                               PORTFOLIO                      PORTFOLIO                       PORTFOLIO
                                    ------------------------------------------------------------------------------------------------
                                        For the        For the          For the          For the        For the         For the
                                      Year Ended      Year Ended      Year Ended      Period Ended     Year Ended     Year Ended
                                       June 30,        June 30,        June 30,         June 30,        June 30,        June 30,
                                         1999            1998            1999             1998            1999            1998
                                    ------------------------------------------------------------------------------------------------
Dollars issued and redeemed:
        Class I:*
            Issued                   $ 24,844,510    $ 46,340,246    $ 52,943,178     $ 28,713,805    $ 38,017,179     $ 33,623,138
            Conversion (Note 6)                 0      48,681,990               0      184,904,888               0      148,766,645
            Distributions reinvested    9,867,882       7,380,447       5,283,672        1,616,030          71,799           40,522
            Redeemed                  (19,100,552)    (13,222,635)    (33,299,042)     (15,726,975)    (25,180,888)     (14,953,896)
                                    ------------------------------------------------------------------------------------------------
     Net increase                    $ 15,611,840    $ 89,180,048    $ 24,927,808    $ 199,507,748    $ 12,908,090    $ 167,476,409
                                    ------------------------------------------------------------------------------------------------
                                    ------------------------------------------------------------------------------------------------
        Class II:**
            Issued                    $ 3,985,687     $ 2,812,425     $ 2,490,231        $ 906,154     $ 5,523,897      $ 3,978,499
            Distributions reinvested      218,438          76,219         134,814           13,622         423,324          256,834
            Redeemed                     (623,882)     (1,986,006)       (392,578)               0      (1,371,416)      (1,411,935)
                                    ------------------------------------------------------------------------------------------------
     Net increase                     $ 3,580,243       $ 902,638     $ 2,232,467        $ 919,776     $ 4,575,805      $ 2,823,398
                                    ------------------------------------------------------------------------------------------------
                                    ------------------------------------------------------------------------------------------------
         Class III:***
            Issued                    $ 1,188,451       $ 498,198     $ 1,588,568         $ 16,681    $ 16,896,982      $ 8,633,091
            Distributions reinvested      131,630         105,985          21,171               61         593,070          223,736
            Redeemed                     (641,066)     (1,152,367)       (501,666)               0      (8,886,269)      (5,503,283)
                                    ------------------------------------------------------------------------------------------------
     Net increase (decrease)            $ 679,015      $ (548,184)     $1,108,073         $ 16,742     $ 8,603,783      $ 3,353,544
                                    ------------------------------------------------------------------------------------------------
                                    ------------------------------------------------------------------------------------------------

Shares issued and redeemed:
         Class I:*
            Issued                      2,432,923       4,572,530       5,277,980        2,872,017       3,663,984        3,276,947
            Conversion (Note 6)                 0       4,782,121               0       18,490,489               0       14,429,355
            Distributions reinvested      962,005         727,742         526,173          161,641           6,934            3,956
            Redeemed                   (1,863,613)     (1,308,146)     (3,324,360)      (1,573,067)     (2,430,886)      (1,455,374)
                                    ------------------------------------------------------------------------------------------------
     Net increase                       1,531,315       8,774,247       2,479,793       19,951,080       1,240,032       16,254,884
                                    ------------------------------------------------------------------------------------------------
                                    ------------------------------------------------------------------------------------------------
         Class II:**
            Issued                        391,682         278,620         246,281           90,798         532,449          387,208
            Distributions reinvested       21,314           7,526          13,437            1,362          40,794           25,004
            Redeemed                      (60,985)       (196,406)        (39,189)               0        (132,428)        (137,427)
                                    ------------------------------------------------------------------------------------------------
     Net increase                         352,011          89,740         220,529           92,160         440,815          274,785
                                    ------------------------------------------------------------------------------------------------
                                    ------------------------------------------------------------------------------------------------
         Class III:***
            Issued                        114,645          49,250         158,359            1,665       1,625,294          840,009
            Distributions reinvested       12,867          10,482           2,116                6          57,195           21,795
            Redeemed                      (62,631)       (113,964)        (49,941)               0        (858,698)        (538,938)
                                    ------------------------------------------------------------------------------------------------
     Net increase (decrease)               64,881         (54,232)        110,534            1,671         823,791          322,866
                                    ------------------------------------------------------------------------------------------------
                                    ------------------------------------------------------------------------------------------------


  *Intermediate Bond Portfolio Class I commenced operations on March 2, 1998. **Intermediate Bond Portfolio Class II commenced operations on March 9, 1998.
***Intermediate Bond Portfolio Class III commenced operations on May 19, 1998.




----------------------------------------------------------------------------  43

--------------------------------------------------------------------------------
FIRST FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2.  SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                      U.S. TREASURY MONEY MARKET PORTFOLIO              U.S. GOVERNMENT MONEY MARKET PORTFOLIO
                                    ------------------------------------------------------------------------------------------------
                                       For the Year            For the Year            For the Year              For the Period
                                      Ended June 30,          Ended June 30,          Ended June 30,             Ended June 30,
                                           1999                    1998                    1999                       1998
                                    ------------------------------------------------------------------------------------------------
 Shares/Dollars issued and
  redeemed:
        Class I:
            Issued                     $ 18,590,020            $ 28,322,040           $ 114,177,832              $ 149,805,484
            Distributions reinvested          1,131                   4,022                      13                        351
            Redeemed                    (30,598,349)            (15,151,653)           (108,353,060)              (156,091,631)
                                    ------------------------------------------------------------------------------------------------
    Net increase (decrease)           $ (12,007,198)           $ 13,174,409             $ 5,824,785               $ (6,285,796)
                                    ------------------------------------------------------------------------------------------------
                                    ------------------------------------------------------------------------------------------------
         Class III:
            Issued                    $ 139,906,932           $ 166,947,927            $ 34,798,328               $ 28,290,629
            Distributions reinvested        477,442                 164,827                 114,502                    212,426
            Redeemed                   (178,012,590)           (185,952,035)            (35,752,232)               (29,475,954)
                                    ------------------------------------------------------------------------------------------------
     Net decrease                      $(37,628,216)          $ (18,839,281)             $ (839,402)                $ (972,899)
                                    ------------------------------------------------------------------------------------------------
                                    ------------------------------------------------------------------------------------------------


                                          MUNICIPAL MONEY MARKET PORTFOLIO                      CASH RESERVE PORTFOLIO
                                    ------------------------------------------------------------------------------------------------
                                       For the Year             For the Year            For the Year               For the Period
                                      Ended June 30,           Ended June 30,          Ended June 30,              Ended June 30,
                                           1999                    1998                    1999                        1998
                                    ------------------------------------------------------------------------------------------------
 Shares/Dollars issued and
   redeemed:
         Class I:
            Issued                     $ 84,302,797            $ 78,625,128            $ 47,673,460                 75,241,145
            Distributions reinvested             23                     159                       1                          0
            Redeemed                    (64,144,557)            (88,334,438)            (58,566,116)               (49,239,160)
                                    ------------------------------------------------------------------------------------------------
    Net increase (decrease)            $ 20,158,263            $ (9,709,151)          $ (10,892,655)              $ 26,001,985
                                    ------------------------------------------------------------------------------------------------
                                    ------------------------------------------------------------------------------------------------
         Class III:
            Issued                     $ 23,170,849            $ 14,288,239           $ 139,985,723                139,344,010
            Distributions reinvested        111,051                 273,750               2,753,795                  2,394,995
            Redeemed                    (21,878,428)            (23,519,008)           (138,023,657)              (119,085,292)
                                    ------------------------------------------------------------------------------------------------
     Net increase (decrease)            $ 1,403,472            $ (8,957,019)            $ 4,715,861               $ 22,653,713
                                    ------------------------------------------------------------------------------------------------
                                    ------------------------------------------------------------------------------------------------

3.  INVESTMENT ADVISORY AND MANAGEMENT AND SUB-ADVISORY AGREEMENTS

For managing its investment and business affairs, the Growth & Income Portfolio, Bond Portfolio, Intermediate Bond Portfolio and Tennessee Tax-Free Portfolio each pay First Tennessee Bank National Association ("First Tennessee"), a monthly management fee at the annual rate of .65%, .55%, .50% and .50% respectively, of its average net assets. For managing its investment and business affairs, each of the Money Market Portfolios pays First Tennessee its pro-rated portion of a monthly management fee at the annual rate of .25% of aggregate average monthly net assets of all Money Market Portfolios of the Trust managed by First Tennessee through $1 billion, and .22% on amounts greater than $1 billion. Under the Investment Advisory and Management Agreement, First Tennessee is authorized, at its own expense, to hire sub-advisers to provide investment advice to it and to each Portfolio.

First Tennessee and Investment Advisers, Inc. ("IAI") serve as co-advisers of the Capital Appreciation Portfolio pursuant to the authority granted to them under their respective Co-Advisory Agreements with the Portfolio. The Capital Appreciation Portfolio is obligated to pay First Tennessee monthly management fees at the annual rate of .15% of its average net assets. The Capital Appreciation Portfolio is obligated to pay IAI monthly management fees at the annual rate of .70% for the first $50 million of the Portfolio's average net assets and .65% on average net assets of the Portfolio in excess of $50 million.

For the Growth & Income and Bond Portfolios, Highland Capital Management Corp. ("Highland") serves as the sub-adviser of each Portfolio pursuant to the authority granted to it under its Sub-Advisory Agreement with First Tennessee. Highland is an affiliate of First Tennessee and is a wholly-owned subsidiary of First Tennessee National Corporation. Highland is paid by First Tennessee a monthly sub-advisory fee at the annual rate of .38% of Growth & Income Portfolio's average net assets and .33% of Bond Portfolio's average net assets.

For the Intermediate Bond and Tennessee Tax-Free Portfolios, Martin & Company, Inc. ("Martin") serves as sub-adviser of each Portfolio pursuant to the authority granted to it under its Sub-Advisory Agreement with First Tennessee. Martin is an affiliate of First Tennessee and is a wholly-owned subsidiary of First Tennessee National Corporation. Martin is paid by First Tennessee a monthly sub-advisory fee at the annual rate of .30% of each Portfolio's average net assets.

44  ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3.  INVESTMENT ADVISORY AND MANAGEMENT AND SUB-ADVISORY AGREEMENTS (CONTINUED)

For the Money Market Portfolios, BlackRock Institutional Management Corporation ("BlackRock") (formerly PNC Institutional Management Corporation) serves as the sub-adviser of each Portfolio pursuant to the authority granted to it under its Sub-Advisory Agreement with First Tennessee. BlackRock is a wholly-owned subsidiary of PNC Bank National Association. BlackRock is paid by First Tennessee a monthly sub-advisory fee at the annual rate of .08% of each Portfolio's average net assets through $500 million, .06% of the next $500 million, and .05% of net assets greater than $1 billion.

4.  ADMINISTRATOR, CO-ADMINISTRATOR AND DISTRIBUTOR

ALPS Mutual Funds Services, Inc. serves as Administrator and Distributor for the Trust under separate Administration and General Distribution Agreements. ALPS' duties include distribution services, providing office space and various legal and accounting services in connection with the regulatory requirements applicable to each Portfolio. ALPS is entitled to receive administration fees from each of the Money Market Portfolios at the annual rate of .075% of average net assets and, from the Growth & Income, Capital Appreciation, Bond, Intermediate Bond and Tennessee Tax-Free Portfolios, at the annual rate of .15% of average net assets.

First Tennessee serves as the Co-Administrator for each Portfolio. As the Co-Administrator, First Tennessee assists in each Portfolio's operation, including but not limited to, providing non-investment related research and statistical data and various operational and administrative services. First Tennessee is entitled to receive co-administration fees from each Portfolio at the annual rate of .05% of average net assets.

The Trustees have adopted a Distribution Plan on behalf of Class III of each Portfolio and Class IV of the Growth & Income, Capital Appreciation and Tennessee Tax-Free Portfolios, pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Each Class III Distribution Plan provides for payment of a fee to ALPS at the annual rate of up to .75% of the average net assets of Class III of the Growth & Income, Capital Appreciation, Bond, Intermediate Bond and Tennessee Tax-Free Portfolios, and .25% of the average net assets of Class III of each of the Money Market Portfolios. Each Class IV Distribution Plan provides for payment of a fee to ALPS at the annual rate of up to 1.00% of the average net assets of Class IV of the Growth & Income and Capital Appreciation Portfolios and .70% of the average net assets of Class IV of the Tennessee Tax-Free Portfolio. The Trustees have also adopted Shareholder Servicing Plans on behalf of Class II and III of the Growth & Income, Capital Appreciation, Bond, Intermediate Bond and Tennessee Tax-Free Portfolios under which broker/dealers, advisers or other financial institutions are paid at the annual rate of up to .25% of each class' average net assets for shareholder services and account maintenance.

5.  WAIVER OF FEES

GROWTH & INCOME, CAPITAL APPRECIATION, BOND AND INTERMEDIATE BOND PORTFOLIOS:
For the year ended June 30, 1999, First Tennessee voluntarily agreed to waive its management fee for the Growth & Income, Capital Appreciation, Bond and Intermediate Bond Portfolios to .50%, .00%, .15% and .00% of average net assets, respectively. Pursuant to the voluntary waiver agreement, for the year ended June 30, 1999, First Tennessee waived management fees of $1,242,738, $49,965, $925,522 and $1,073,039 for the Growth & Income, Capital Appreciation, Bond and Intermediate Bond Portfolios, respectively.

For the period from November 2, 1998 to June 30, 1999, the 12b-1 fee charged by Class III of the Bond and Intermediate Bond Portfolios was waived to .50% of average net assets. Pursuant to this waiver, 12b-1 fees were waived in the amount of $4,384 and $1,338 for the Bond and Intermediate Bond Portfolios, respectively.

For the first six months of operations for the Intermediate Bond Portfolio, ALPS agreed to waive its administration fee to .075% of the first $20 million of average net assets in the Portfolio, .1125% of the next $5 million and .15% of the average net assets in excess of $25 million. Pursuant to this waiver agreement, for the year ended June 30, 1999, ALPS waived administration fees of $2,867.

TENNESSEE TAX-FREE PORTFOLIO:
Since the Portfolio's inception, First Tennessee, as Investment Adviser, has voluntarily agreed to waive its entire management fee.

For the year ended June 30, 1999, the 12b-1 fee charged by Class III of the Tennessee Tax-Free Portfolio was waived to .50% of average net assets.

For the period July 1, 1998 through November 30, 1998, ALPS agreed to voluntarily reimburse Class III of the Tennessee Tax-Free Portfolio for half of the 0.50% 12b-1 fee charged by that class or .25% of that class' average net assets. After November 30, 1998, ALPS agreed to voluntarily reimburse Class III of the Tennessee Tax-Free Portfolio for .10% of the .50% 12b-1 fee charged by that class.

Pursuant to the voluntary waiver and reimbursement agreements, for the year ended June 30, 1999, fees were waived and reimbursed for the Tennessee Tax-Free Portfolio as follows:

                  Management fees waived           $ 1,061,111
                  Reimbursement by administrator   $    24,476
                  12b-1 fees waived                $    40,677


----------------------------------------------------------------------------  45

--------------------------------------------------------------------------------
FIRST FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5.  WAIVER OF FEES (CONTINUED)

MONEY MARKET PORTFOLIOS:
For the period July 1, 1998 to May 14, 1999, First Tennessee voluntarily agreed to waive a portion of its management and co-administration fees payable by the U.S. Treasury Money Market Portfolio so that it pays .10% and .025%, respectively, of its average net assets. For the period from May 14, 1999 to June 30, 1999, First Tennessee voluntarily agreed to waive a portion of its management and co-administration fees payable by the U.S. Treasury Money Market Portfolio so that it pays .08% and .00%, respectively, of its average net assets. Additionally, for the period from May 14, 1999 to June 30, 1999, ALPS agreed to waive its entire administration fee for the U.S. Treasury Money Market Portfolio.

For the year ended June 30, 1999, First Tennessee voluntarily agreed to waive a portion of its management and co-administration fees payable by the U.S. Government Money Market, Municipal Money Market and Cash Reserve Portfolios, so that each Portfolio pays .10% and .025%, respectively, of its average net assets.

For the year ended June 30, the expense waivers were as follows:

                                            Management Fee             Co-Administration Fee     Administration Fee
                                            --------------             ---------------------     ------------------
U.S. Treasury Money Market                  $83,083                    $11,892                   $1,423
U.S. Government Money Market                $137,583                   $22,930                   $0
Municipal Money Market                      $72,802                    $12,134                   $0
Cash Reserve                                $140,357                   $23,393                   $0

6. CONVERSION OF COMMON TRUST FUNDS AND COLLECTIVE INVESTMENT POOLS

On March 2, 1998, the Growth & Income Portfolio issued shares in a tax-free conversion to acquire the net assets of the Common Stock - Total Return Fund, the Common Stock - Stable Value Fund and the Common Trust Fund 1 of First Tennessee Bank. The following is a summary of shares issued, net assets acquired, net asset value per share and unrealized appreciation as of the date acquired.

                  Shares issued                     11,062,850
                  Net assets acquired            $ 227,230,934
                  Net asset value                      $ 20.54
                  Unrealized appreciation         $ 83,270,056

On March 2, 1998, the Growth & Income Portfolio issued shares in a taxable conversion to acquire the net assets of the Pooled Equity Fund and the Common Trust Fund 3 of First Tennessee Bank. The following is a summary of shares issued, net assets acquired and net asset value per share. Because the conversion was taxable, no unrealized appreciation was acquired.

                  Shares issued                      5,341,465
                  Net assets acquired            $ 109,713,703
                  Net asset value                      $ 20.54

On March 2, 1998, the Bond Portfolio issued shares in a tax-free conversion to acquire the net assets of the Common Fixed Income - Total Return Fund of First Tennessee Bank. The following is a summary of shares issued, net assets acquired, net asset value per share and unrealized appreciation as of the date acquired.

                  Shares issued                      4,782,121
                  Net assets acquired             $ 48,681,990
                  Net asset value                      $ 10.18
                  Unrealized appreciation          $ 2,173,653

On March 2, 1998, the Intermediate Bond Portfolio issued shares in a tax-free conversion to acquire the net assets of the Common Fixed Income - Stable Value Fund, the Pooled Intermediate Bond Fund, the Common Trust Fund 2 and the Common Trust Fund 4 of First Tennessee Bank. The following is a summary of shares issued, net assets acquired, net asset value per share and unrealized appreciation as of the date acquired.

                  Shares issued                     18,490,489
                  Net assets acquired            $ 184,904,888
                  Net asset value                      $ 10.00
                  Unrealized appreciation          $ 1,914,289

On March 2, 1998, the Tennessee Tax-Free Portfolio issued shares in a tax-free conversion to acquire the net assets of the Common Tax-Exempt - Total Return Fund, the Common Tax-Exempt - Stable Value Fund and the Common Trust Fund 5 of First Tennessee Bank. The following is a summary of shares issued, net assets acquired, net asset value per share and unrealized appreciation as of the date acquired.


46  ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6.  CONVERSION OF COMMON TRUST FUNDS AND COLLECTIVE INVESTMENT POOLS (CONTINUED)

                  Shares issued                     14,429,355
                  Net assets acquired            $ 148,766,645
                  Net asset value                      $ 10.31
                  Unrealized appreciation          $ 5,930,274

7.  OTHER

Based on the recommendation of the Audit Committee of the Trust, the Board of Trustees has accepted the resignation of PricewaterhouseCoopers LLP as the Trust's independent auditor and voted to appoint Deloitte & Touche LLP for the current fiscal year. For the fiscal years ended June 30, 1998 and June 30, 1997, PricewaterhouseCoopers LLP's audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Trust and PricewaterhouseCoopers LLP on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference to the disagreement in their report.

As of June 30, 1999, one shareholder (a related party) owned 13% of the Growth & Income Portfolio, 85% of the Capital Appreciation Portfolio and 41% of the Bond Portfolio. Additionally, as of June 30, 1999, three shareholders (one of which is a related party) owned 38% of the U.S. Treasury Money Market Portfolio, one shareholder owned 14% of the U.S. Government Money Market Portfolio and two shareholders owned 61% of the Cash Reserve Portfolio.

The Trustees of the Trust receive an annual Trustees fee of $6,000 and an additional fee for each Trustee's meeting attended.


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
                                       [GRAPHIC]        370 Seventeenth Street
                                      FIRST FUNDS       Suite 3100
                                                        Denver, Colorado  80202
                                                        1-800-442-1941
                                                        www.firstfunds.com

INVESTMENT ADVISER - All Portfolios except       TRANSFER AND SHAREHOLDER SERVICING
Capital Appreciation Portfolio                   AGENT

First Tennessee Bank National Association        Boston Financial Data Services
    Memphis, Tennessee                               Boston, Massachusetts

CO-INVESTMENT ADVISERS - Capital                 CUSTODIAN
Appreciation Portfolio
                                                 State Street Bank& Trust Company
First Tennessee Bank National Association            Boston, Massachusetts
    Memphis, Tennessee
                                                 OFFICERS
Investment Advisers, Inc.
    Minneapolis, Minnesota                       Richard C. Rantzow, President
                                                 Russell Burk, Secretary
SUB-ADVISER - Money Market Portfolios            Jeremy May, Treasurer

BlackRock Institutional Management Corporation   TRUSTEES
    Wilmington, Delaware
                                                 Thomas M. Batchelor
SUB-ADVISER - Growth & Income and Bond           John A. DeCell
Portfolios                                       L.R. Jalenak, Jr.
                                                 Larry W. Papasan
Highland Capital Management Corporation          Richard C. Rantzow
    Memphis, Tennessee

SUB-ADVISER - Intermediate Bond and Tennessee
Tax-Free Portfolios

Martin & Company, Inc.
    Knoxville, Tennessee

ADMINISTRATOR AND DISTRIBUTOR

ALPS Mutual Funds Services, Inc.
    Denver, Colorado
                                                 This report has been prepared for First Funds
CO-ADMINISTRATOR                                 shareholders and may be distributed to others
                                                 only if preceded or accompanied by a prospectus.
First Tennessee Bank National Association
    Memphis, Tennessee
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                          [GRAPHIC] FIRST
                                    TENNESSEE        ALPS MUTUAL FUNDS SERVICES
NOT FDIC INSURED          Investment Adviser         Sponsor and Distributor